LOAN AND SECURITY AGREEMENT

                                  BY AND AMONG

                              THE GSI GROUP, INC.,

                                   AS BORROWER

                                       AND

                             GSI HOLDINGS CORP., AND
                        ASSUMPTION LEASING COMPANY, INC.,

                                  AS GUARANTORS

                 WACHOVIA CAPITAL FINANCE CORPORATION (CENTRAL),

                                    AS AGENT

                                       AND

                            THE LENDERS NAMED HEREIN,

                                   AS LENDERS


                               DATED: MAY 16, 2005

                                TABLE OF CONTENTS
                                -----------------
                                                                            PAGE
                                                                            ----
SECTION  1.     DEFINITIONS                                                    1
-----------     -----------
SECTION  2.     CREDIT  FACILITIES                                            31
-----------     ------------------
2.1     Revolving  Loans.                                                     31
---     -----------------
2.2     Letter  of  Credit  Accommodations.                                   32
---     -----------------------------------
2.3     [Intentionally  Omitted].                                             36
---     -------------------------
2.4     Amortization of Fixed Asset Amount and Fixed Asset Acquisition Value  36
---     --------------------------------------------------------------------
2.5     Commitments                                                           36
---     -----------
2.6     Maximum  Revolving  Credit  Increases                                 37
---     -------------------------------------
2.7     Minimum  Revolving  Credit  Reductions                                37
---     --------------------------------------
2.8     Voluntary  Prepayments                                                37
---     ----------------------
2.9     Payment  of  Excess  Borrowings.                                      37
---     --------------------------------
SECTION  3.     INTEREST  AND  FEES                                           37
-----------     -------------------
3.1     Interest.                                                             37
---     ---------
3.2     Fees.                                                                 39
---     -----
3.3     Changes  in  Laws  and  Increased  Costs  of  Loans.                  39
---     ----------------------------------------------------
SECTION  4.     CONDITIONS  PRECEDENT                                         41
-----------     ---------------------
4.1     Conditions Precedent to Closing Date Loans and Letter of Credit
---     ---------------------------------------------------------------
        Accommodations                                                        41
        --------------
4.2     Conditions Precedent to Closing Date and Future Loans and Letter of
---     -------------------------------------------------------------------
        Credit  Accommodations                                                44
        ----------------------
4.3     Additional Conditions Precedent to Exim Revolving Loans and Exim Letter
---     -----------------------------------------------------------------------
        of  Credit  Accommodations                                            44
        --------------------------
SECTION  5.     GRANT  AND  PERFECTION  OF  SECURITY  INTEREST                45
-----------     ----------------------------------------------
5.1     Grant  of  Security  Interest                                         45
---     -----------------------------
5.2     Perfection  of  Security  Interests.                                  46
---     ------------------------------------
SECTION  6.     COLLECTION  AND  ADMINISTRATION                               50
-----------     -------------------------------
6.1     Borrower's  Loan  Accounts                                            50
---     --------------------------
6.2     Statements                                                            50
---     ----------
6.3     Collection  of  Accounts.                                             51
---     -------------------------
6.4     Payments.                                                             52
---     ---------
6.5     Request  For  and  Authorization  to  Make  Loans                     55
---     -------------------------------------------------
6.6     Use  of  Proceeds                                                     55
---     -----------------
6.7     [Intentionally  Omitted].                                             56
---     -------------------------
6.8     Pro  Rata  Treatment                                                  56
---     --------------------
6.9     Sharing  of  Payments,  Etc.                                          56
---     ----------------------------
                                        i
6.10     Settlement  Procedures.                                              57
----     -----------------------
6.11     Obligations  Several;  Independent  Nature  of  Lenders'  Rights     59
----     ----------------------------------------------------------------
SECTION  7.     COLLATERAL  REPORTING  AND  COVENANTS                         59
-----------     -------------------------------------
7.1     Collateral  Reporting.                                                59
---     ----------------------
7.2     Accounts  Covenants.                                                  60
---     --------------------
7.3     Inventory  Covenants                                                  61
---     --------------------
7.4     Equipment  and  Real  Property  Covenants                             62
---     -----------------------------------------
7.5     Power  of  Attorney                                                   62
---     -------------------
7.6     Right  to  Cure                                                       63
---     ---------------
7.7     Access  to  Premises                                                  64
---     --------------------
SECTION  8.     REPRESENTATIONS  AND  WARRANTIES                              64
-----------     --------------------------------
8.1     Corporate  Existence,  Power  and  Authority                          64
---     --------------------------------------------
8.2     Name;  State  of  Organization;  Chief  Executive  Office;  Collateral
---     ----------------------------------------------------------------------
        Locations.                                                            65
        ----------
8.3     Financial  Statements;  No  Material  Adverse  Change.                65
---     ------------------------------------------------------
8.4     Priority  of  Liens;  Title  to  Properties                           66
---     -------------------------------------------
8.5     Tax  Returns                                                          66
---     ------------
8.6     Litigation                                                            66
---     ----------
8.7     Compliance  with  Other  Agreement  and  Applicable  Laws.            67
---     ----------------------------------------------------------
8.8     Environmental  Compliance.                                            67
---     --------------------------
8.9     Employee  Benefits.                                                   68
---     -------------------
8.10     Bank  Accounts                                                       68
----     --------------
8.11     Intellectual  Property                                               69
----     ----------------------
8.12     Subsidiaries;  Affiliates;  Capitalization;  Solvency.               69
----     ------------------------------------------------------
8.13     Labor  Disputes.                                                     70
----     ----------------
8.14     Restrictions  on  Subsidiaries                                       70
----     ------------------------------
8.15     Material  Contracts                                                  70
----     -------------------
8.16     [Intentionally  Omitted]                                             71
----     ------------------------
8.17     Accuracy  and  Completeness  of  Information                         71
----     --------------------------------------------
8.18     Senior  Indebtedness                                                 71
----     --------------------
8.19     [Intentionally  Omitted]                                             71
----     ------------------------
8.20     New  Disclosures                                                     71
----     ----------------
8.21     Acquisition  Agreement                                               71
----     ----------------------
SECTION  9.     AFFIRMATIVE  AND  NEGATIVE  COVENANTS                         72
-----------     -------------------------------------
9.1     Maintenance  of  Existence.                                           72
---     ---------------------------
9.2     New  Collateral  Locations                                            72
---     --------------------------
9.3     Compliance  with  Laws,  Regulations,  Etc.                           72
---     -------------------------------------------
9.4     Payment  of  Taxes  and  Claims                                       73
---     -------------------------------
9.5     Insurance                                                             74
---     ---------
9.6     Financial  Statements  and  Other  Information.                       75
---     -----------------------------------------------
9.7     Sale  of  Assets,  Consolidation,  Merger,  Dissolution,  Etc         77
---     -------------------------------------------------------------
                                        ii
9.8     Encumbrances                                                          79
---     ------------
9.9     Indebtedness                                                          80
---     ------------
9.10     Loans,  Investments,  Etc                                            82
----     -------------------------
9.11     Dividends  and  Redemptions                                          86
----     ---------------------------
9.12     Transactions  with  Affiliates                                       87
----     ------------------------------
9.13     Compliance  with  ERISA                                              88
----     -----------------------
9.14     End  of  Fiscal  Years;  Fiscal  Quarters                            88
----     -----------------------------------------
9.15     Change  in  Business                                                 88
----     --------------------
9.16     Limitation  of  Restrictions  Affecting  Subsidiaries                88
----     -----------------------------------------------------
9.17     [Intentionally  Omitted]                                             89
----     ------------------------
9.18     License  Agreements.                                                 89
----     --------------------
9.19     After  Acquired  Real  Property                                      90
----     -------------------------------
9.20     Costs  and  Expenses                                                 91
----     --------------------
9.21     Further  Assurances                                                  91
----     -------------------
9.22     Fixed  Charge  Coverage  Ratio                                       91
----     ------------------------------
9.23     Permitted  Bond  Repurchases                                         92
----     ----------------------------
9.24     Sale  Leasebacks                                                     92
----     ----------------
9.25     [Intentionally  Omitted]                                             92
----     ------------------------
9.26     Exim  Covenants                                                      92
----     ---------------
9.27     Brazil                                                               92
----     ------
SECTION  10.     EVENTS  OF  DEFAULT  AND  REMEDIES                           93
------------     ----------------------------------
10.1     Events  of  Default                                                  93
----     -------------------
10.2     Remedies.                                                            95
----     ---------
SECTION  11.     JURY TRIAL WAIVER; OTHER WAIVERS AND CONSENTS; GOVERNING LAW 98
------------     ------------------------------------------------------------
11.1    Governing Law; Choice of Forum; Service of Process; Jury Trial Waiver 98
----    ---------------------------------------------------------------------
11.2     Waiver  of  Notices                                                 100
----     -------------------
11.3     Amendments  and  Waivers.                                           100
----     -------------------------
11.4     Waiver  of  Counterclaims                                           102
----     -------------------------
11.5     Indemnification                                                     102
----     ---------------
11.6     Limited  Recourse  Against  Holdings                                102
----     ------------------------------------
SECTION  12.     THE  AGENT                                                  103
------------     ----------
12.1     Appointment,  Powers  and  Immunities                               103
----     -------------------------------------
12.2     Reliance  by  Agent                                                 103
----     -------------------
12.3     Events  of  Default.                                                103
----     --------------------
12.4     Wachovia  in  its  Individual  Capacity                             104
----     ---------------------------------------
12.5     Indemnification                                                     104
----     ---------------
12.6     Non-Reliance  on  Agent  and  Other  Lenders                        105
----     --------------------------------------------
12.7     Failure  to  Act                                                    105
----     ----------------
12.8     Additional  Loans                                                   105
----     -----------------
12.9     Concerning  the Collateral and the Related Financing Agreements     106
----     ---------------------------------------------------------------
                                        iii
12.10     Field Audit, Examination Reports and Other Information; Disclaimer by
-----     ---------------------------------------------------------------------
          Lenders                                                            106
          -------
12.11     Collateral  Matters.                                               106
-----     --------------------
12.12     Agency  for  Perfection                                            108
-----     -----------------------
12.13     Successor  Agent                                                   108
-----     ----------------
SECTION  13.     TERM  OF  AGREEMENT;  MISCELLANEOUS                         109
------------     -----------------------------------
13.1     Term.                                                               109
----     -----
13.2     Interpretative  Provisions.                                         110
----     ---------------------------
13.3     Notices                                                             111
----     -------
13.4     Partial  Invalidity                                                 112
----     -------------------
13.5     Successors                                                          112
----     ----------
13.6     Assignments;  Participations.                                       113
----     -----------------------------
13.7     Entire  Agreement                                                   115
----     -----------------
13.8     Counterparts,  Etc                                                  115
----     ------------------
13.9     Confidentiality.                                                    115
----     ----------------

                                    INDEX TO
                             EXHIBITS AND SCHEDULES

Exhibit  A
     Form  of  Assignment  and  Acceptance
Exhibit  B
     Information  Certificate
Exhibit  C     Form  of  Compliance  Certificate
Exhibit  D     Form  of  Borrowing  Base  Certificate
Exhibit  E     Closing  Checklist
Schedule  1
     [Intentionally  Omitted]
Schedule  2
     [Intentionally  Omitted]
Schedule  3
     [Intentionally  Omitted]
Schedule  4
     Commitments
Schedule  5
     Eligibility  Matters
Schedule  6
     Fiscal  Months

                           LOAN AND SECURITY AGREEMENT
                           ---------------------------

     This Loan and Security Agreement dated May 16, 2005 is entered into by and among The GSI Group, Inc., a Delaware corporation ("Borrower"), GSI Holdings Corp., a Delaware corporation ("Holdings"), Assumption Leasing Company, Inc., an Illinois corporation ("ALC" and together with Holdings, each individually a "Guarantor" and collectively, "Guarantors"), the lenders from time to time parties hereto, whether by execution of this Agreement or an Assignment and Acceptance (each individually, a "Lender" and collectively, "Lenders") and Wachovia Capital Finance Corporation (Central) (f/k/a Congress Financial Corporation (Central)), an Illinois corporation, in its capacity as agent for Lenders (in such capacity, "Agent").

                              W I T N E S S E T H:

     WHEREAS, Borrower and Guarantors have requested that Agent and Lenders enter into financing arrangements with Borrower pursuant to which Lenders may make loans and provide other financial accommodations to Borrower; and WHEREAS, each Lender is willing to agree (severally and not jointly) to make such loans and provide such financial accommodations to Borrower on a pro rata basis according to its Commitment (as defined below) on the terms and conditions set forth herein and Agent is willing to act as agent for Lenders on the terms and conditions set forth herein and the other Financing Agreements; and WHEREAS, Holdings, which owns all of the Capital Stock of Borrower, is willing to guaranty all of the Obligations and to pledge to Agent, for the benefit of Agent and Lenders, all of the Capital Stock of Borrower to secure the Obligations;

NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION  1.     DEFINITIONS
                -----------

     For purposes of this Agreement, the following terms shall have the respective meanings given to them below:
"Accounts" shall mean, as to Borrower and each Guarantor, all present and future rights of Borrower and such Guarantor to payment of a monetary obligation, whether or not earned by performance, which is not evidenced by chattel paper or an instrument, (a) for property that has been or is to be sold, leased, licensed, assigned, or otherwise disposed of, (b) for services rendered or to be rendered, (c) for a secondary obligation incurred or to be incurred, or (d) arising out of the use of a credit or charge card or information contained on or for use with the card.

"Acquisition" shall mean any transaction resulting in the acquisition by Borrower or a Subsidiary of Borrower of (a) all or substantially all of the assets of a Person or of any business or division of a Person or (b) more than 50% of the Capital Stock of a Person.

"Acquisition  Agreement"  means  collectively,  that  certain  Stock  Purchase
Agreement dated as of April 6, 2005 among Holdings and the stockholders of Borrower party thereto as the same may be amended or otherwise modified from time to time, together with all schedules, exhibits agreements and documents executed and/or delivered in connection therewith.

"Adjusted Eurodollar Rate" shall mean, with respect to each Interest Period for any Eurodollar Rate Loan, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1% determined by dividing (a) the Eurodollar Rate for such Interest Period by (b) a percentage equal to: (i) one (1) minus (ii) the Reserve Percentage. For purposes hereof, "Reserve Percentage" shall mean the reserve percentage, expressed as a decimal, prescribed by any United States or foreign banking authority for determining the reserve requirement which is or would be applicable to deposits of United States dollars in a non-United States or an international banking office of Reference Bank used to fund a Eurodollar Rate Loan or any Eurodollar Rate Loan made with the proceeds of such deposit, whether or not the Reference Bank actually holds or has made any such deposits or loans. The Adjusted Eurodollar Rate shall be adjusted on and as of the effective day of any change in the Reserve Percentage.

"Affiliate" shall mean, with respect to a specified Person, any other Person which directly or indirectly, through one or more intermediaries, controls or is controlled by or is under common control with such Person, and without limiting the generality of the foregoing, includes (a) any Person which beneficially owns or holds ten (10%) percent or more of any class of Voting Stock of such Person or other equity interests in such Person, (b) any Person of which such Person beneficially owns or holds ten (10%) percent or more of any class of Voting Stock or in which such Person beneficially owns or holds ten (10%) percent or more of the equity interests and (c) any director or executive officer of such Person. For the purposes of this definition, the term "control" (including with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of Voting Stock, by agreement or otherwise.

"Agent" shall mean Wachovia Capital Finance Corporation (Central) (f/k/a Congress Financial Corporation (Central)) in its capacity as agent on behalf of Lenders pursuant to the terms hereof and any replacement or successor agent hereunder.

"Agent Payment Account" shall mean account no. 5000000030266 of Agent at Wachovia Bank, National Association, or such other account of Agent as Agent may from time to time designate to Borrower as the Agent Payment Account for purposes of this Agreement and the other Financing Agreements.

"Applicable Margin" shall mean, at any time, as to the Interest Rate for Prime Rate Loans, Eurodollar Rate Loans and the letter of credit fee on the outstanding undrawn amount of Letter of Credit Accommodations, the applicable row of percentages set forth below if the Excess Availability as of the last Business Day of the immediately preceding Fiscal Month is at or within the amounts indicated for such row:

   Excess Availability     Applicable Margin for Prime Rate Loans     Applicable
   -------------------                                      -----
      Margin for Eurodollar Rate Loans     Letter of Credit Accommodations
      --                    ----------                      --------------
(a)  $10,000,000  or  more     0.00%     1.50%     1.25%
(b)  Greater  than  or  equal  to $5,000,000 and less than $10,000,000     0.25%
1.75%     1.50%
(c)  Less  than  $5,000,000     0.50%     2.00%     1.75%

provided  however, that, beginning on the date hereof and continuing through May
-----------------  ----
31, 2005, the Applicable Margin shall be (i) 0.00% for Prime Rate Loans, (ii) 1.50% for Eurodollar Rate Loans and (iii) 1.25% for the letter of credit fee on the outstanding undrawn amount of Letter of Credit Accommodations.

     "Approved Fund" shall mean with respect to any Lender that is a fund or similar investment vehicle that makes or invests in commercial loans, any fund or similar investment vehicle that invests in commercial loans which is managed or advised by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

"Assignment and Acceptance" shall mean an Assignment and Acceptance substantially in the form of Exhibit A attached hereto (with blanks appropriately completed) delivered to Agent in connection with an assignment of a Lender's interest hereunder in accordance with the provisions of Section 13.6 hereof.

"Blocked  Accounts"  shall  have  the  meaning  set forth in Section 6.3 hereof.

"Bond  Repurchase"  shall  have  the  meaning  set forth in Section 9.23 hereof.

"Borrowing Base" shall mean, at any time, without duplication, the amount equal to:
     (a)     eighty-five  (85%)  percent  of  the  Net  Amount  of  the Eligible
Accounts;
          plus
          ----
     (b)     the  lesser  of:
     (i)     sixty-five  (65%)  percent  of  the  Value  of  Eligible Inventory,
          (ii) eighty-five (85%) percent of the Net Orderly Liquidation Value Factor (based on the then most recent appraisal) multiplied by the Value of Eligible Inventory; provided, that such eighty-five (85%) percent advance rate
                      --------
shall be increased to ninety (90%) percent from April 1 through and including October 31 of each year and shall remain at eighty-five (85%) percent at all other times, and
          (iii)  the  Inventory  Loan  Limit;

     plus
     ----
     (c)     the  Fixed  Asset  Amount  at  such  time;
     plus
     ----
(d)     the  Fixed  Asset  Acquisition  Value  at  such time; provided, that the
                                                              --------
aggregate amount of the Fixed Asset Amount and the Fixed Asset Acquisition Value shall at no time exceed $20,000,000;
     minus
     -----
     (e)     Reserves.

For purposes only of applying the Inventory Loan Limit, Agent may treat the then undrawn amounts of outstanding Non-Exim Letter of Credit Accommodations for the purpose of purchasing Eligible Inventory as Non-Exim Revolving Loans to the extent Agent is in effect basing the issuance of the Non-Exim Letter of Credit Accommodations on the Value of the Eligible Inventory being purchased with such Non-Exim Letter of Credit Accommodations. In determining the actual amounts of such Non-Exim Letter of Credit Accommodations to be so treated for purposes of the Inventory Loan Limit, the outstanding Non-Exim Revolving Loans and Reserves shall be attributed first to any components of the lending formulas set forth above that are not subject to such sublimit, before being attributed to the components of the lending formulas that are subject to such sublimit. The amounts of Eligible Inventory shall be determined based on the lesser of (A) the amount of Inventory set forth in the general ledger of Borrower or (B) the sum of the perpetual inventory record maintained by Borrower;

     "Brazil"  means  Agromarau  Industria  E.  Commercio  Ltda.

"Business Day" shall mean any day other than a Saturday, Sunday, or other day on which commercial banks are authorized or required to close under the laws of the State of New York, or the State of North Carolina, provided that Agent is open for the transaction of business on such day, except that if a determination of a Business Day shall relate to any Eurodollar Rate Loans, the term Business Day shall also exclude any day on which banks are closed for dealings in dollar deposits in the London interbank market or other applicable Eurodollar Rate market.

"Capital Leases" shall mean, as applied to any Person, any lease of (or any agreement conveying the right to use) any property (whether real, personal or mixed) by such Person as lessee which, in accordance with GAAP, is required to be reflected as a liability on the balance sheet of such Person.

"Capital Stock" shall mean, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated) of such Person's capital stock or partnership, limited liability company or other equity interests at any time outstanding, and any and all rights, warrants or options exchangeable for or convertible into such capital stock or other interests (but excluding any debt security that is exchangeable for or convertible into such capital stock).

"Cash Equivalents" shall mean, at any time, (a) any evidence of Indebtedness with a maturity date of ninety (90) days or less issued or directly and fully guaranteed or insured by the United States of America of any agency or instrumentality thereof; provided, that the full faith and credit of the United
                          --------
States of America is pledged in support thereof; (b) certificates of deposit or bankers' acceptances with a maturity of ninety (90) days or less of any financial institution that is a member of the Federal Reserve System having combined capital and surplus and undivided profits of not less than $250,000,000; (c) commercial paper (including variable rate demand notes) with a maturity of ninety (90) days or less issued by a corporation (except an Affiliate of Borrower or any Guarantor) organized under the laws of any State of the United States of America or the District of Columbia and rated at least A-1 by Standard & Poor's Ratings Service, a division of The McGraw-Hill Companies, Inc. or at least P-1 by Moody's Investors Service, Inc.; (d) repurchase obligations with a term of not more than thirty (30) days for underlying securities of the types described in clause (a) above entered into with any financial institution having combined capital and surplus and undivided profits of not less than $250,000,000; (e) repurchase agreements and reverse repurchase agreements relating to marketable direct obligations issued or unconditionally guaranteed by the United States of America or issued by any governmental agency thereof and backed by the full faith and credit of the United States of America, in each case maturing within ninety (90) days or less from the date of acquisition; provided, that the terms of such agreements comply with the
              --------
guidelines set forth in the Federal Financial Agreements of Depository Institutions with Securities Dealers and Others, as adopted by the Comptroller of the Currency on October 31, 1985; (f) investments in money market funds and mutual funds which invest substantially all of their assets in securities of the types described in clauses (a) through (e) above; and (g) other "Cash
Equivalents"  as  defined  in  the  Indenture  as  of  the  date  hereof.

"Change of Control" shall mean (a) the transfer (in one transaction or a series of transactions) of all or substantially all of the assets of Borrower or any Guarantor to any Person or group (as such term is used in Section 13(d)(3) of the Exchange Act), other than as permitted in Section 9.7 hereof; (b) the liquidation or dissolution of Borrower or any Guarantor or the adoption of a plan by the stockholders of Borrower or any Guarantor relating to the dissolution or liquidation of Borrower or such Guarantor, other than as permitted in Section 9.7 hereof; (c) the failure of the Permitted Holders to own directly or indirectly more than fifty percent (50%) of the voting power of the total outstanding Voting Stock of Holdings; (d) the failure of Holdings to own directly or indirectly one hundred percent (100%) of the Capital Stock of Borrower; or (e) the failure of Borrower to own directly or indirectly one hundred percent (100%) of the voting power of the total outstanding Voting Stock of any Guarantor (other than Holdings); (f) the occurrence of any "Change of Control" (as such term is defined in the Indenture).

"Closing  Date"  shall  mean  the  date  of  this  Agreement.

"Code" shall mean the Internal Revenue Code of 1986, as the same now exists or may from time to time hereafter be amended, modified, recodified or supplemented, together with all rules, regulations and interpretations thereunder or related thereto.

"Collateral"  shall  have  the  meaning  set  forth  in  Section  5.1  hereof.

"Collateral Access Agreement" shall mean an agreement in writing, in form and substance reasonably satisfactory to Agent, from any lessor of premises to Borrower or any Guarantor, or any other person to whom any Collateral is consigned or who has custody, control or possession of any such Collateral or who is otherwise the owner or operator of any premises on which any of such Collateral is located, pursuant to which such lessor, consignee or other person, inter alia, acknowledges the first priority security interest of Agent in such Collateral, agrees to waive (or otherwise subordinate to Agent's security interest) any and all claims such lessor, consignee or other person may, at any time, have against such Collateral, whether for processing, storage or otherwise, and agrees to permit Agent access to, and the right to remain on, the premises of such lessor, consignee or other person to the extent reasonably necessary to exercise Agent's rights and remedies and otherwise deal with such Collateral to the extent permitted under any of the Financing Agreements, and in the case of any consignee or other person who at any time has custody, control or possession of any Collateral, acknowledges that upon and during the continuance of an Event of Default it holds and will hold possession of the Collateral for the benefit of Agent and Lenders and will follow all instructions of Agent with respect thereto.

"Commitment" shall mean, at any time, as to each Lender, the principal amount set forth next to such Lender's name on Schedule 4 hereto designated as the Commitment or on Schedule 1 to the Assignment and Acceptance Agreement pursuant to which such Lender became a Lender hereunder in accordance with the provisions of Section 13.6 hereof, as the same may be adjusted from time to time in accordance with the terms hereof; sometimes being collectively referred to herein as "Commitments".

"Credit Facility" shall mean the Loans and Letter of Credit Accommodations provided to or for the benefit of Borrower pursuant to Sections 2.1 and 2.2 hereof.

"Default" shall mean an act, condition or event which with notice or passage of time or both would constitute an Event of Default.

"Defaulting  Lender" shall have the meaning set forth in Section 6.10(d) hereof.

"Deposit Account Control Agreement" shall mean an agreement in writing, in form and substance reasonably satisfactory to Agent, by and among Agent, Borrower or a Guarantor with a deposit account at any bank and the bank at which such deposit account is at any time maintained which provides that such bank will comply with instructions originated by Agent directing disposition of the funds in the deposit account without further consent by Borrower or such Guarantor and such other terms and conditions as Agent may reasonably require, including as to any such agreement with respect to any Blocked Account, providing that all items received or deposited in the Blocked Accounts are collateral for the benefit of Agent, and that the bank has no lien upon, or right to setoff against, the Blocked Accounts.

     "EBITDA" shall mean, for any period, with respect to Borrower and its Subsidiaries on a consolidated basis for such period, net income for such period,
PLUS (a) without duplication and to the extent deducted in determining such net income, the sum of
(i) Interest Expense, accretion of original issue discount, amortization of debt issuance costs and any other fees and costs under any Financing Agreement or any prior financing agreement,
(ii)  income  tax  expense,
(iii)  depreciation  and  amortization,
     (iv) any non-recurring fees, cash charges and other cash expenses made or incurred in connection with this Agreement, the Indenture or the Acquisition Agreement that were paid or otherwise accounted for within 90 days of the consummation of such transactions,
     (v)  non-cash  losses  from  equity  investments,
(vi) any extraordinary losses in accordance with GAAP, (vii ) charges related to the Management Services Agreement,
(viii) unusual or non-recurring fees, cash charges and other cash expenses deducted in such period in computing net income (including costs associated with the closure or consolidation of facilities and operations and other restructuring charges or reserves, such as, but not limited to, retention, severance and contract termination costs); in an aggregate amount under this clause (viii) not to exceed (A) $2,000,000 in any Fiscal Year and (B) $4,000,000 in the aggregate,
(ix) any non-recurring fees, cash charges and other cash expenses made or incurred in connection with any equity offering or any issuance or other disposition of Indebtedness, investment or acquisition permitted hereunder (in each case, whether or not consummated),
(x) any non-cash compensation charges, including any such charges arising from stock options, restricted stock grants or other equity-incentive programs,
(xi) any other non-cash charges (including goodwill or other asset impairment charges),
(xii)  dividends  required  to  be recorded as compensation expenses under GAAP,
     (xiii) any non-cash charges as a result of the application of purchase accounting (including, for example, the amortization of inventory step-up to fair value within cost of sales),
(xiv)  the  cumulative  effect  of  changes  in  accounting  principles,
     (xv)  losses  in  connection  with  an  asset  sale  or  disposition,  and
     (xvi) any unrealized losses arising from hedging transactions, MINUS (b) without duplication
     (i) all cash payments made during such period that are not otherwise reflected in net income for such period, to the extent that such cash payments reflect non-cash, non-recurring charges that were previously added back to EBITDA in a prior period,
     (ii) to the extent included in determining net income for such period, any extraordinary gains for such period (including any gains associated with the disposition of assets (other than Inventory sold in the ordinary course of business) or the purchase and retirement of securities subject to the Indenture),
(iii)  interest  income,
(iv)  income  tax  credits,  and
     (v)  any  unrealized  gains  arising  from  hedging  transactions.

"Eligible Accounts" shall mean Accounts (other than Eligible Export-Related Accounts Receivable) created by Borrower which are and continue to be acceptable to Agent based on the criteria set forth below as determined by Agent in good faith. In general, Accounts (other than Eligible Export-Related Accounts Receivable) shall be Eligible Accounts if:
     (a) such Accounts arise from the actual and bona fide sale and delivery of goods by Borrower or rendition of services by Borrower in the ordinary course of its business, which transactions are completed substantially in accordance with the terms and provisions contained in any documents governing such transaction;
(b) such Accounts are not unpaid for more than sixty (60) days past the original due date for them;
(c) such Accounts are not unpaid more than (i) ninety (90) days after the date of the original invoice for them or (ii) one hundred fifty (150) days from the original invoice date thereof for Accounts with special dating terms arising under existing programs of Borrower set forth on Part I of Schedule 5 hereto or such other programs which are otherwise approved by Agent in writing in its reasonable credit judgment;
(d) such Accounts comply with the terms and conditions contained in Section 7.2(b) of this Agreement;
(e) such Accounts do not arise from sales on consignment, guaranteed sale, sale and return, sale on approval, or other terms under which payment by the account debtor may be conditional or contingent;
(f) the chief executive office or principal place of business of the account debtor with respect to such Accounts is located in the United States of America or Canada (provided, that at any time promptly upon Agent's request, Borrower
             --------
shall execute and deliver, or cause to be executed and delivered, such other agreements, documents and instruments as may be reasonably required by Agent to perfect the security interests of Agent in those Accounts of an account debtor with its chief executive office or principal place of business in Canada in accordance with the applicable laws of the Province of Canada in which such chief executive office or principal place of business is located and shall take or cause to be taken such other and further actions as Agent may reasonably request to enable Agent, as secured party with respect thereto, to collect such Accounts under the applicable Federal or Provincial laws of Canada) or, at Agent's option, if the chief executive office and principal place of business of the account debtor with respect to such Accounts is located other than in the United States of America or Canada, then if either: (i) the account debtor has delivered to Borrower an irrevocable letter of credit issued or confirmed by a bank reasonably satisfactory to Agent and payable only in the United States of America and in U.S. dollars, sufficient to cover such Account, in form and substance satisfactory to Agent and if reasonably required by Agent, the original of such letter of credit has been delivered to Agent or Agent's agent and the issuer thereof, and Borrower have complied with the terms of Section 5.2(f) hereof with respect to the assignment of the proceeds of such letter of credit to Agent or naming Agent as transferee beneficiary thereunder, as Agent may specify, or (ii) such Account is subject to credit insurance payable to Agent issued by an insurer and on terms and in an amount reasonably acceptable to Agent, or (iii) such Account is otherwise reasonably acceptable in all material respects to Agent (subject to such lending formula with respect thereto as Agent may reasonably determine);
(g) such Accounts do not consist of progress billings (such that the obligation of the account debtors with respect to such Accounts is conditioned upon Borrower's satisfactory completion of any further performance under the agreement giving rise thereto), bill and hold invoices or retainage invoices, except as to bill and hold invoices, if Agent shall have received an agreement in writing from the account debtor, in form and substance reasonably satisfactory to Agent, confirming the unconditional obligation of the account debtor to take the goods related thereto and to pay such invoice;
(h) the account debtor with respect to such Accounts has not asserted a counterclaim, defense or dispute and does not have, and does not engage in transactions which may give rise to any right of setoff or recoupment against such Accounts (but the portion of the Accounts of such account debtor in excess of the amount at any time and from time to time owed by Borrower to such account debtor or claimed owed by such account debtor shall be deemed Eligible Accounts to the extent the same would otherwise be Eligible Accounts hereunder),
(i) there are no facts, events or occurrences which could reasonably be expected to impair the validity, enforceability or collectability of such Accounts or reduce the amount payable or delay payment thereunder;
(j) such Accounts are subject to the first priority, valid and perfected security interest of Agent and any goods giving rise thereto are not, and were not at the time of the sale thereof, subject to any liens except those permitted in this Agreement;
(k) neither the account debtor nor any officer or employee of the account debtor with respect to such Accounts is an officer, employee, agent or other Affiliate of Borrower or any Guarantor except as set forth on Part II of
Schedule  5  hereto  or  as  otherwise  approved  by  Agent  in  writing;
(l) the account debtors with respect to such Accounts are not any foreign government, the United States of America, any State, political subdivision, department, agency or instrumentality thereof, unless, (i) a letter of credit, in form and substance reasonably satisfactory to Agent, has been obtained with respect to such Account and account debtor, or (ii) if the account debtor is the United States of America, any State, political subdivision, department, agency or instrumentality thereof, upon Agent's request, the Federal Assignment of Claims Act of 1940, as amended or any similar State or local law, if applicable, has been complied with in a manner reasonably satisfactory to Agent;
(m) there are no proceedings or actions which are threatened in writing or pending against the account debtors with respect to such Accounts which could reasonably be expected to result in any material adverse change in any such account debtor's financial condition (including, without limitation, any bankruptcy, dissolution, liquidation, reorganization or similar proceeding);
(n) such Accounts are not evidenced by or arising under any instrument or chattel paper;
(o) the aggregate amount of such Accounts owing by a single account debtor does not constitute more than ten (10%) percent of the aggregate amount of all otherwise Eligible Accounts (but the portion of such Accounts not in excess of ten (10%) percent shall be deemed Eligible Accounts to the extent the same would otherwise be Eligible Accounts hereunder);
(p) such Accounts are not owed by an account debtor who has Accounts unpaid more than the number of days set forth in clauses (b) and (c) of this definition after the original due date or invoice date therefor, as applicable, which collectively constitute more than fifty (50%) percent of the total Accounts of such account debtor;
(q) the account debtor is not located in a state requiring the filing of a Notice of Business Activities Report or similar report in order to permit Borrower to seek judicial enforcement in such State of payment of such Account, unless Borrower has qualified to do business in such state or has filed a Notice of Business Activities Report or equivalent report for the then current year or such failure to file and inability to seek judicial enforcement is capable of being remedied without any material delay or material cost; and
(r) such Accounts are owed by account debtors determined to be creditworthy at all times by Agent acting in good faith and in accordance with commercially reasonable standards.

The criteria for Eligible Accounts set forth above may only be changed, and any new criteria for Eligible Accounts may only be established, by Agent in good faith based on either: (i) an event, condition or other circumstance arising after the date hereof, or (ii) an event, condition or other circumstance existing on the date hereof to the extent Agent has no written notice or other actual knowledge thereof from Borrower prior to the date hereof that, in the good faith determination of Agent, in either case under clause (i) or (ii), materially adversely affects or could reasonably be expected to materially adversely affect the Accounts. Any Accounts which are not Eligible Accounts shall nevertheless be part of the Collateral.

     "Eligible Equipment" shall mean Equipment of Borrower which (a) have been appraised by an appraiser reasonably acceptable to Agent and which appraisals are reasonably satisfactory to Agent as to form, scope and methodology in accordance with Section 7.4(a), (b) do not consist of fixtures, (c) can be readily removed from the Real Property unless Agent also has a first priority perfected lien on such Real Property or otherwise has a Collateral Access Agreement with all necessary parties permitting the removal thereof, (d) are not leased, worn-out or obsolete, (e) are subject to the first priority, valid and perfected security interest of Agent and are subject to no other liens, except for liens described in Section 9.8(b), (c) and (i), and (f) are located on properties which are owned by Borrower or as to which the lessor or other operator of any such property has executed a Collateral Access Agreement in favor of Agent. New criteria for Eligible Equipment acquired after the Closing Date may be established by Agent in good faith based on either an event, condition or other circumstance arising with respect to any Equipment which materially adversely affects or could reasonably be expected to materially adversely affect the Equipment.

"Eligible Export-Related Accounts Receivable" shall have the meaning set forth in the Exim Borrower Agreement.

"Eligible Export-Related Inventory" shall have the meaning set forth in the Exim Borrower Agreement.

"Eligible Inventory" shall mean, as to of Borrower, Inventory of Borrower consisting of finished goods held for resale in the ordinary course of the business of Borrower, raw materials for such finished goods and work-in-process, in each case unless the same are not acceptable to Agent based on the criteria set forth below as determined by Agent in good faith. In general, Eligible Inventory shall not include:
     (a) spare parts for equipment other than Inventory consisting of spare parts held for sale to customers;
(b) packaging and shipping materials not specifically identified as a component of any finished goods;
(c)     supplies  used  or  consumed  in  Borrower's  business;
(d) Inventory at premises other than those owned and controlled by Borrower, except that any Inventory which would otherwise be deemed Eligible Inventory that is not located at premises owned and operated by Borrower may nevertheless be considered Eligible Inventory:
     (i) as to locations which are leased by Borrower, if Agent shall have received a Collateral Access Agreement from the owner and lessor of such location, duly authorized, executed and delivered by such owner and lessor (or such lease provides Agent with substantially the same rights as Agent would have under a Collateral Access Agreement), or if Agent shall not have received such Collateral Access Agreement (or Agent shall determine to accept a Collateral Access Agreement that does not include all required provisions or provisions in the form otherwise required by Agent), Agent may, at its option, nevertheless consider Inventory at such location to be Eligible Inventory to the extent Agent shall have established such Reserves in respect of amounts at any time payable by Borrower to the owner and lessor thereof as Agent shall reasonably determine, and

     (ii) as to any location owned or operated by a third party (other than consignment locations under clause (i) below), if Agent shall have received a Collateral Access Agreement from such owner or operator with respect to such location to the extent the Value of Inventory at such location is in excess of
$100,000 or if Agent has requested a Collateral Access Agreement for such location during the existence of a Trigger Event, in each case duly authorized, executed and delivered by such owner and operator or if Agent shall not have received such Collateral Access Agreement (or Agent shall determine to accept a Collateral Access Agreement that does not include all required provisions or provisions in the form otherwise required by Agent), Agent may, at its option, nevertheless consider Inventory at such location to be Eligible Inventory to the extent Agent shall have established such Reserves in respect of amounts at any time payable by Borrower to the owner and operator thereof as Agent shall reasonably determine, and in addition, if required by Agent, if Agent shall have received: (A) UCC financing statements between the owner and operator, as consignee or bailee and Borrower, as consignor or bailor, in form and substance satisfactory to Agent, which are duly assigned to Agent and (B) a written notice to any lender to the owner and operator of the first priority security interest in such Inventory of Agent;
(e) Inventory subject to a security interest or lien in favor of any Person other than Agent except those permitted in this Agreement (but without limiting the right of Agent to establish any Reserves in accordance with the definition of the term "Reserves" herein with respect to amounts secured by such security interest or lien in favor of any Person even if permitted herein);
(f) bill and hold goods; unserviceable, obsolete or slow moving Inventory or crib Inventory;
(g) Inventory which is not subject to the first priority, valid and perfected security interest of Agent;
(h)     returned,  damaged  and/or  defective  Inventory;
(i) Inventory purchased or sold on consignment (excluding augers) unless, in the case of Inventory sold on consignment, the requirements of Section 5.2(j) with respect to such consigned Inventory are satisfied; provided, that if Agent
                                                         --------
shall not have received a Collateral Access Agreement from the consignee in accordance with Section 5.2(j), such consigned Inventory shall be considered to be Eligible Inventory to the extent the Value of such Inventory, together with the Value of all other consigned Inventory at any location without a Collateral Access Agreement, is less than $250,000 and no Trigger Event exists; provided,
                                                                       --------
that Agent may, at its option, nevertheless consider such consigned Inventory to be Eligible Inventory to the extent Agent shall have established such Reserves as Agent shall determine;
(j)     Inventory  that  qualifies  as  Eligible  Export-Related  Inventory;
(k) Inventory consisting of augers sold on consignment or any similar arrangement with Borrower's dealers; provided, that the same shall be Eligible
                                       --------
Inventory only to the extent that (x) with respect to any location, the requirements of Section 5.2(j) are satisfied with respect to such location
(without regard to the $250,000 exception therein) within 90 days after the Closing Date (or if not within 90 days, then the same shall cease to be Eligible Inventory until such requirements are satisfied), (y) the value of such Inventory at any single location that may be included in the Borrowing Base shall not exceed $100,000 per location and (z) the value of all such Inventory that may be included in the Borrowing Base shall not exceed $650,000 for all locations;
(l)     Inventory  located  outside  the  United  States  of  America;  and
(m) Inventory which has been returned or repurchased under any warranty issued by Borrower.
The criteria for Eligible Inventory set forth above may only be changed and any new criteria for Eligible Inventory may only be established by Agent in good faith based on either: (i) an event, condition or other circumstance arising after the date hereof, or (ii) an event, condition or other circumstance existing on the date hereof to the extent Agent has no written notice or other actual knowledge thereof from Borrower prior to the date hereof, that, in the good faith determination of Agent, in either case under clause (i) or (ii) materially adversely affects or could reasonably be expected to materially adversely affect the Inventory. Any Inventory which is not Eligible Inventory shall nevertheless be part of the Collateral.

     "Eligible Real Property" shall mean Real Property of Borrower (i) subject to a Mortgage pursuant to which Agent has been granted a valid first mortgage lien in such Real Property subject to no other liens except as described in
Section 9.8(b), (c), (d) and (i) and (ii) as to which Agent has received, in each case, in form and substance satisfactory to Agent (A) a valid and effective title policy (or binding commitment to issue the same) insuring such Mortgage meeting the requirements set forth in Section 4.1(n), (B) an environmental audit meeting the requirements set forth in Section 4.1(m) and (C) written appraisals meeting the requirements set forth in Section 7.4(a) or (iii) which has otherwise been approved by Agent for inclusion in the Borrowing Base prior to the date hereof.

"Eligible Transferee" shall mean (a) any Lender; (b) the parent company of any Lender and/or any Affiliate of such Lender which is at least fifty (50%) percent owned by such Lender or its parent company; (c) any person (whether a corporation, partnership, trust or otherwise) that is engaged in the business of making, purchasing, holding or otherwise investing in bank loans and similar extensions of credit in the ordinary course of its business and is administered or managed by a Lender or with respect to any Lender that is a fund which invests in bank loans and similar extensions of credit, any other fund that invests in bank loans and similar extensions of credit and is managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor, and in each case is approved by Agent; and (d) any other commercial bank, financial institution or "accredited investor" (as defined in Regulation D under the Securities Act of 1933) approved by Agent, provided, that, (i) neither Borrower nor any Guarantor or any Affiliate of Borrower or any Guarantor shall qualify as an Eligible Transferee and (ii) no Person to whom any Indebtedness which is in any way subordinated in right of payment to any other Indebtedness of Borrower or any Guarantor shall qualify as an Eligible Transferee, except as Agent may otherwise specifically agree.

"Enforcement Action"shall mean the exercise by Agent in good faith of any of its material enforcement rights and remedies as a secured creditor hereunder or under the other Financing Agreements, applicable law or otherwise at any time following the occurrence and during the continuance of an Event of Default (including, without limitation, the demand for the immediate payment of all of the Obligations, the solicitation of bids from third parties to conduct the liquidation of the Collateral, the engagement or retention of sales brokers, marketing agents, investment bankers, accountants, appraisers, auctioneers or other third parties for the purposes of valuing, marketing, promoting and selling the Collateral, the commencement of any action to foreclose on the security interests or liens of Agent in all or any material portion of the Collateral, notification of account debtors to make payments to Agent, any action to take possession of all or any material portion of the Collateral or commencement of any legal proceedings or actions against or with respect to all or any portion of the Collateral).

"Environmental Laws" shall mean all foreign, Federal, State and local laws, legislation, rules, codes, licenses, permits (including any conditions imposed therein), authorizations, judicial or administrative decisions, injunctions or agreements between Borrower or any Guarantor and any Governmental Authority, (a) relating to pollution and the protection, preservation or restoration of the environment (including air, water vapor, surface water, ground water, drinking water, drinking water supply, surface land, subsurface land, plant and animal life or any other natural resource), or to human health or safety, (b) relating to the exposure to, or the use, storage, recycling, treatment, generation, manufacture, processing, distribution, transportation, handling, labeling, production, release or disposal, or threatened release, of Hazardous Materials, or (c) relating to all laws with regard to recordkeeping, notification, disclosure and reporting requirements respecting Hazardous Materials. The term

"Environmental Laws" includes (i) the Federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Federal Superfund Amendments and Reauthorization Act, the Federal Water Pollution Control Act of 1972, the Federal Clean Water Act, the Federal Clean Air Act, the Federal Resource Conservation and Recovery Act of 1976 (including the Hazardous and Solid Waste Amendments thereto), the Federal Solid Waste Disposal and the Federal Toxic Substances Control Act, the Federal Insecticide, Fungicide and Rodenticide Act, and the Federal Safe Drinking Water Act of 1974 and (ii) applicable state counterparts to such laws.

"Equipment" shall mean, as to Borrower or any Guarantor, all of Borrower's or such Guarantor's now owned and hereafter acquired equipment, wherever located, including machinery, data processing and computer equipment (whether owned or licensed and including embedded software), vehicles, tools, furniture, fixtures, all attachments, accessions and property now or hereafter affixed thereto or used in connection therewith, and substitutions and replacements thereof, wherever located.

"Equipment Sublimit" shall have the meaning set forth in the definition of Fixed Asset Amount.

"Equity  Sponsor"  means  Charlesbank  Capital  Partners  LLC.

"ERISA" shall mean the Employee Retirement Income Security Act of 1974, together with all rules, regulations and interpretations thereunder or related thereto. "ERISA Affiliate" shall mean any person required to be aggregated with Borrower, any Guarantor or any of its or their respective Subsidiaries under Sections 414(b), 414(c), 414(m) or 414(o) of the Code.

"ERISA Event" shall mean (a) any "reportable event", as defined in Section 4043(c) of ERISA or the regulations issued thereunder other than those events as to which notice is waived by regulation, with respect to a Plan; (b) the adoption of any amendment to a Plan that would require the provision of security pursuant to Section 401(a)(29) of the Code or Section 307 of ERISA; (c) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (d) the filing pursuant to Section 412 of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (e) the occurrence of a "prohibited transaction" with respect to which Borrower, any Guarantor or any of its or their respective Subsidiaries is a "disqualified person" (within the meaning of Section 4975 of the Code) or with respect to which Borrower, any Guarantor or any of its or their respective Subsidiaries could otherwise reasonably be expected to have material liability; (f) a complete or partial withdrawal by Borrower, any Guarantor or any ERISA Affiliate from a Multiemployer Plan or a cessation of operations which is treated as such a withdrawal or notification that a Multiemployer Plan is in reorganization; (g) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the Pension Benefit Guaranty Corporation to terminate a Plan; (h) an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan; and (i) the imposition of any liability under Title IV of ERISA, other than the Pension Benefit Guaranty Corporation premiums due but not delinquent under Section 4007 of ERISA, upon Borrower, any Guarantor or any ERISA Affiliate in excess of $500,000.

"Eurodollar Rate" shall mean, with respect to any Eurodollar Rate Loan for the Interest Period applicable thereto, the rate of interest per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in U.S. Dollars at approximately 11:00 A.M. (London time) two (2) Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, that, if more than one rate is specified on Telerate
                 --------- -----
Page 3750, the applicable rate shall be the arithmetic mean of all such rates. If, for any reason, such rate is not available, the term "Eurodollar Rate" shall mean, with respect to any Eurodollar Rate Loan for the Interest Period applicable thereto, the rate of interest per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 A.M. (London time) two (2) Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates.

"Eurodollar Rate Loans" shall mean any Loans or portion thereof on which interest is payable based on the Adjusted Eurodollar Rate in accordance with the terms hereof.

"Event of Default" shall mean the occurrence or existence of any event or condition described in Section 10.1 hereof.

"Excess  Availability"  shall  mean the amount, calculated at any date, equal to
(a)  Non-Exim  Excess  Availability  as of such date plus, to the extent all the
                                                     ----
conditions  set  forth  in  Section  4.3  hereof  are satisfied, (b) Exim Excess
Availability  as  of  such  date,  minus  (c)  the  aggregate amount of all then
                                   -----
outstanding and unpaid trade payables of Borrower which are outstanding more than sixty (60) days past due as of such time (other than trade payables being contested or disputed by Borrower in good faith).
"Exchange Act" shall mean the Securities Exchange Act of 1934, together with all rules, regulations and interpretations thereunder or related thereto.
"Exim"  shall  mean  Export-Import  Bank  of  the  United  States.
"Exim Borrower Agreement" shall mean that certain Borrower Agreement, among Borrower, Agent and Exim, as modified by any applicable loan authorization agreements and by any waivers approved by Agent and Exim, and as otherwise amended or modified from time to time.
"Exim Excess Availability" shall mean the amount calculated at any date, equal to: (a) the lesser of: (i) the Export-Related Borrowing Base and (ii) the lesser of: (A) the Maximum Exim Revolving Credit and (B) the Maximum Revolving Credit less the outstanding amount of Non-Exim Revolving Loans and Non-Exim Letter of Credit Accommodations, minus (b) the amount of all then outstanding
                                    -----
and  unpaid  Exim  Revolving  Loans  and  Exim  Letter of Credit Accommodations.

"Exim Facility" shall mean the Exim Revolving Loans and the Exim Letter of Credit Accommodations provided under this Agreement to the extent all the conditions under Section 4.3 have been satisfied.

"Exim Guarantee" shall mean the Master Guaranty Agreement issued by Exim in form and substance reasonably satisfactory to Agent which guarantees to Agent, for the benefit of the Lenders, the outstanding amount of any Exim Revolving Loans and/or Exim Letter of Credit Accommodations (or such portion thereof as shall be acceptable to Agent and Required Lenders).

"Exim Guarantee Documents" shall mean, collectively, the Exim Borrower Agreement, the Exim Guarantee, and all other agreements, documents and instruments executed in connection herewith or with the Prior Loan Agreement or at any time hereafter executed and/or delivered by Exim, Agent, any Lender, Borrower or any Obligor in connection with the Exim Borrower Agreement and Exim Guarantee, in each case as amended or otherwise modified from time to time.

"Exim Letter of Credit Accommodations" shall mean, collectively, (a) the letters of credit, merchandise purchase or other guaranties which are from time to time either issued or opened by Agent or any Lender for the account of Borrower or any Obligor or (b) with respect to which Agent or Lenders have agreed to indemnify the issuer or guaranteed to the issuer the performance by Borrower or any Obligor of its obligations to such issuer; sometimes being referred to herein individually as an "Exim Letter of Credit Accommodation", in each case as provided under Section 2.2(a)(ii) hereof and in each case supported by an Exim Guarantee.

"Exim Primary Collateral" shall mean the Collateral designated under the terms of the Exim Guarantee Documents as constituting primary collateral securing the Exim Revolving Loans and the Exim Letter of Credit Accommodations.

"Exim Revolving Loans" shall mean the loans now or hereafter made by or on behalf of any Lender or by Agent for the account of any Lender on a revolving basis pursuant to the Credit Facility (involving advances, repayments and readvances) as set forth in Section 2.1(b) hereof and which are supported by the Exim Guarantee.

"Export-Related Borrowing Base" shall mean the "Export-Related Borrowing Base" (as defined in the Exim Borrower Agreement) less such Reserves as Agent shall establish under clause (d) of the definition of "Reserves" herein.

"Export-Related Account Receivable" shall have the meaning set forth in the Exim Borrower Agreement.

"Export-Related Inventory" shall have the meaning set forth in the Exim Borrower Agreement.

"Fair Market Value" shall mean the value that would be paid by a willing buyer to an unaffiliated willing seller in a transaction not involving distress or necessity of either party, determined in good faith by the Board of Directors of Borrower.

"Fee Letter" shall mean the letter agreement, dated as of the date hereof, between Borrower and Agent, setting forth certain fees payable by Borrower to Agent for the benefit of itself and Lenders, as the case may be, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

"Financing Agreements" shall mean, collectively, this Agreement, the Fee Letter and all notes, guarantees, security agreements, mortgages, deeds of trust, deposit account control agreements, investment property control agreements, intercreditor agreements and all other agreements, documents and instruments executed and/or delivered in connection with this Agreement (or in connection with the Prior Loan Agreement if assigned to Agent) or at any time hereafter executed and/or delivered by Borrower or any Obligor in connection with this Agreement and including, without limitation, the Exim Guarantee Documents.

"Fiscal Month" shall mean, for any Fiscal Year of Borrower, each of the twelve one-month periods set forth for such Fiscal Year on Schedule 6 hereto, which schedule shall be updated by Borrower on the first Business Day of December of each Fiscal Year (commencing on December 1, 2005) to reflect the twelve Fiscal Months for the immediately following Fiscal Year.

"Fiscal Quarter" means for each Fiscal Year the periods ending and dates which are thirteen (13), twenty-six (26), thirty-nine (39) and fifty-two (52) weeks following the prior Fiscal Year end.

"Fiscal Year" means the twelve (12) month period ending on December 31 of each calendar year.

"Fixed  Asset  Acquisition  Sublimit"  shall  mean  $3,000,000  per Fiscal Year.

"Fixed Asset Acquisition Value" shall mean, as of any date of determination, with respect to any Equipment acquired by Borrower after the date hereof for which Borrower has notified Agent of its desire to include in the Borrowing
Base, the amount equal to, at Borrower's election, either (a) seventy-five percent (75%) of the Hard Cost of such Equipment or (b) eighty-five percent (85%) of the appraised Net Orderly Liquidation Value of such Equipment, in each case provided that such Equipment satisfies all the criteria of Eligible Equipment (except for clause (a) of the definition thereof in the case where option (a) is elected), as such amount shall be reduced from time to time pursuant to Section 2.4; provided, that in no event shall the aggregate Fixed
                            --------
Acquisition Value included in the Borrowing Base in any Fiscal Year exceed the Fixed Asset Sublimit. Notwithstanding the foregoing, if Borrower acquires any new Equipment for the purpose of either (x) replacing Equipment that was damaged or destroyed and Borrower uses proceeds of insurance to make such acquisition in accordance with Section 9.5 or (y) replacing Equipment that was sold and Borrower uses proceeds of such sold Equipment to make such acquisition in accordance with Section 9.7(b)(ii), then to the extent Borrower notifies Agent of its intent to include such Equipment in the Borrowing Base, only that portion of the Fixed Asset Acquisition Value of such Equipment in excess of the portion of the Borrowing Base that was allocable to the Equipment so damaged, destroyed or sold shall be counted toward the Fixed Asset Acquisition Sublimit in the applicable Fiscal Year.

 "Fixed Asset Amount" shall mean, as of any date of determination, the lesser of
(a) $20,000,000; or (b) the sum of (x) eighty-five percent (85%) of the appraised Net Orderly Liquidation Value of Eligible Equipment as determined pursuant to the most recently delivered appraisal received by Agent prior to the date hereof (the "Equipment Sublimit") plus (y) seventy-five percent (75%) of the appraised Fair Market Value of Eligible Real Property as determined pursuant to the most recently delivered appraisal received by Agent prior to the date hereof (the "Real Property Sublimit"), in each case under clause (b), as reduced from time to time pursuant to Section 2.4.
"Fixed Charge Coverage Ratio" shall mean, with respect to Borrower and its Subsidiaries on a consolidated basis for any fiscal period, the ratio of EBITDA to Fixed Charges.

"Fixed  Charges"  shall mean, with respect to Borrower and its Subsidiaries on a
 --------------
consolidated  basis  for  any  fiscal  period,  without  duplication,
(a) the aggregate of all Interest Expense paid or required to be paid in such period in cash,
PLUS (b) regularly scheduled principal payments, regularly scheduled capital lease payments and regularly scheduled redemption obligations in respect of any Indebtedness of Borrower and its Subsidiaries paid or required to be paid in cash during such period,
PLUS (c)scheduled reductions to the Fixed Asset Amount and Fixed Asset Acquisition Value pursuant to Section 2.4;
PLUS (d) all capital expenditures determined in accordance with GAAP made during such period (other than (i) capital expenditures that are financed with proceeds of Indebtedness for borrowed money except for Loans, (ii) capital expenditures that result in an increase in the Fixed Asset Acquisition Value and (iii) capital expenditures that are made using the cash proceeds of asset sales permitted under Section 9.7(b), in each case to the extent not included in the calculation of EBITDA for such period);
PLUS (e) federal, state, local and foreign taxes, paid or required to be paid in such period in cash;
PLUS  (f)  cash  payments  made  under  the  Management  Services  Agreement.

 "Foreign Subsidiary" shall mean any Subsidiary of Borrower organized outside of the United States.

"GAAP" shall mean generally accepted accounting principles set forth in the statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, which are in effect on the date hereof.

"Governmental Authority" shall mean any nation or government, any state, province, or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

"GSI  Intellectual  Property"  shall  mean  the  Intellectual Property listed in
Schedule 8.11 to the Information Certificate that is material to the businesses of Borrower and each Guarantor as of the date of this Agreement. "Guarantor(s)" shall have the meaning set forth in the Preamble hereof and shall include any other Subsidiary of Borrower that executes a guaranty of any or all of the Obligations in favor of Agent.

"Hard Cost" shall mean, with respect to the purchase by Borrower of an item of Equipment, the cash amount actually paid, and the value of any property exchanged, to acquire title to such item, net of all incentives, discounts and rebates, and exclusive of freight, delivery charges, installation costs and charges, warranty costs, taxes and insurances and other incidental costs or expenses and all indirect costs or expenses of any kind incurred in connection with such purchase.

"Hazardous Materials" shall mean any hazardous, toxic or dangerous substances, materials and wastes, including hydrocarbons (including naturally occurring or man-made petroleum and hydrocarbons), flammable explosives, asbestos, urea formaldehyde insulation, radioactive materials, biological substances, polychlorinated biphenyls, pesticides, herbicides and any other kind and/or type of pollutants or contaminants (including materials which include hazardous constituents), sewage, sludge, industrial slag, solvents and/or any other similar substances, materials, or wastes and including any other substances, materials or wastes that are regulated under any Environmental Law (including any that are classified as hazardous or toxic under any Environmental Law).

"Holdings"  shall  have  the  meaning  set  forth  in  the  preamble  hereto.

"Indebtedness" shall mean, with respect to any Person, any liability, whether or not contingent, (a) in respect of borrowed money (whether or not the recourse of the lender is to the whole of the assets of such Person or only to a portion thereof) or evidenced by bonds, notes, debentures or similar instruments; (b) representing the balance deferred and unpaid of the purchase price of any property or services (except any such balance that constitutes an account payable to a trade creditor (whether or not an Affiliate) created, incurred, assumed or guaranteed by such Person in the ordinary course of business of such Person in connection with obtaining goods, materials or services that is not overdue by more than ninety (90) days, unless the trade payable is being contested in good faith); (c) all obligations as lessee under leases which have been, or should be, in accordance with GAAP recorded as Capital Leases; (d) any contractual obligation, contingent or otherwise, of such Person to pay or be liable for the payment of any indebtedness described in this definition of another Person, including, without limitation, any such indebtedness, directly or indirectly guaranteed, or any agreement to purchase, repurchase, or otherwise acquire such indebtedness, obligation or liability or any security therefor, or to provide funds for the payment or discharge thereof, or to maintain solvency, assets, level of income, or other financial condition; (e) all obligations with respect to redeemable stock and redemption or repurchase obligations under any Capital Stock or other equity securities issued by such Person; (f) all reimbursement obligations and other liabilities of such Person with respect to surety bonds (whether bid, performance or otherwise), letters of credit, banker's acceptances, drafts or similar documents or instruments issued for such Person's account; (g) all indebtedness of such Person in respect of indebtedness of another Person for borrowed money or indebtedness of another Person otherwise described in this definition which is secured by any consensual lien, security interest, collateral assignment, conditional sale, mortgage, deed of trust, or other encumbrance on any asset of such Person, whether or not such obligations, liabilities or indebtedness are assumed by or are a personal liability of such Person, all as of such time; (h) all obligations, liabilities and indebtedness of such Person (marked to market) arising under swap agreements, cap agreements and collar agreements and other agreements or arrangements designed to protect such person against fluctuations in interest rates or currency or commodity values; and (i) all obligations owed by such Person under License Agreements with respect to non-refundable, advance or minimum guarantee royalty payments.

"Indenture" means that certain Indenture dated as of May 16, 2005 among Borrower, the "Guarantors" party thereto and U.S. Bank National Association, as Trustee, as the same may be amended, restated or otherwise modified from time to time.

"Information Certificate" shall mean, collectively, the Information Certificates of Borrower and Guarantors constituting Exhibit B hereto containing material information with respect to Borrower, Guarantors, their Subsidiaries and their respective businesses and assets provided by Borrower and Guarantors to Agent in connection with the preparation of this Agreement and the other Financing
Agreements  and  the  financing  arrangements  provided  for  herein.

"Insolvency Case" shall mean, as to any Person, any of the following: (i) any case or proceeding with respect to such person under the Bankruptcy Code, or any other Federal, State or other bankruptcy, insolvency, reorganization or other law affecting creditors' rights or any other or similar proceedings seeking any stay, reorganization, arrangement, composition or readjustment of all or substantially all of the obligations and indebtedness of such person or (ii) any proceeding seeking the appointment of any receiver, trustee, administrator, liquidator, custodian or other insolvency official with similar powers with respect to such person or all or substantially all of its assets or (iii) any proceeding for liquidation, dissolution or other winding up of the business of such person or (iv) any general assignment for the benefit of creditors or any general marshaling of all or substantially all of the assets of such person.

"Insolvency Event" shall mean the commencement of an Insolvency Case by or against Borrower or any Obligor.

"Intellectual Property" shall mean all patents, patent rights, patent applications, copyright rights, works which are the subject matter of copyrights, copyright registrations and registration applications, trademarks, service marks, trade names, trade styles, trademark and service mark registrations and registration applications and all goodwill symbolized by such trademarks, service marks, trade names and trade styles; all extensions, renewals, reissues, divisions, continuations, and continuations-in-part of any of the foregoing; all rights to sue for past, present and future infringement of, and to collect damages related thereto, any of the foregoing; inventions, trade secrets, formulae, processes, compounds, drawings, designs, blueprints, surveys, reports, manuals, operating standards; customer and other lists, business plans, domain names and domain name registrations; software and contract rights relating to computer software programs, and any other proprietary information in whatever form created or maintained; and all licenses and rights to use any and all of the foregoing. As to Borrower and each Guarantor, the term Intellectual Property shall mean only the Intellectual Property now owned or hereinafter acquired by Borrower or such Guarantor.

"Interest Expense" shall mean, with respect to Borrower and its Subsidiaries on a consolidated basis for any fiscal period, cash interest expense of such Persons determined in accordance with GAAP for such period.

"Interest Period" shall mean for any Eurodollar Rate Loan, a period of approximately one (1), two (2), three (3) or six (6) months duration as Borrower may elect, the exact duration to be determined in accordance with the customary practice in the applicable Eurodollar Rate market; provided, that, Borrower may not elect an Interest Period which will end after the last day of the then-current term of this Agreement.

"Interest  Rate"  shall  mean:
          (a)     Subject  to  clauses  (b)  and  (c)  of this definition below:
          (i) as to Prime Rate Loans consisting of Revolving Loans, a rate equal to the Applicable Margin for Prime Rate Loans then in effect plus the Prime Rate,
          (ii) as to Eurodollar Rate Loans, a rate equal to the Applicable Margin for Eurodollar Rate Loans then in effect plus the Adjusted Eurodollar Rate (in each case, based on the Eurodollar Rate applicable for the Interest Period selected by Borrower, as in effect three (3) Business Days after the date of receipt by Agent of the request of Borrower for such Eurodollar Rate Loans in accordance with the terms hereof, whether such rate is higher or lower than any rate previously quoted to Borrower), and

          (iii) as to fees for Letter of Credit Accommodations, a rate equal to the Applicable Margin for Letter of Credit Accommodations then in effect;
     (b) If, in any month commencing after May 31, 2005, Borrower fails to deliver a Borrowing Base Certificate reflecting the Borrowing Base as of the last Business Day of the immediately preceding Fiscal Month in accordance with
Section 7.1(a)(i), the Applicable Margins shall be increased to their highest levels set forth in the definition of the term "Applicable Margin" (without regard to the amount of Excess Availability) effective as of the first Business Day of such month until such time as Borrower satisfies such delivery requirement; and
     (c) Notwithstanding anything to the contrary contained in clauses (a) and (b) of this definition, with respect to Revolving Loans and fees for Letter of Credit Accommodations, the Applicable Margin otherwise used to calculate the Interest Rate for Prime Rate Loans, Eurodollar Rate Loans and fees for Letter of Credit Accommodations shall be the highest respective percentages set forth in the definition of the term Applicable Margin for each such category (without regard to the amount of Excess Availability) plus in each case two percent (2%) per annum, at Agent's or the Required Lenders' option, without notice, (A) either (x) for the period on and after the date of termination or non-renewal of the term of this Agreement until such time as all Obligations owing to Agent and Lenders are indefeasibly paid in full in immediately available funds, or (y) for the period from and after the date of the occurrence of any Event of Default arising under Sections 10.1 (a)(i), (a)(ii), or (a)(iii) and for so long as such Event of Default is continuing and (B) on the Revolving Loans (or any portion thereof) to Borrower at any time outstanding which are in excess of the Borrowing Base, the Export-Related Borrowing Base, the Maximum Revolving Credit or the Maximum Exim Revolving Credit (whether or not such excess(es) arise or are made with or without Agent's or any Lender's knowledge or consent and whether made before or after an Event of Default),

"Inventory" shall mean, as to Borrower and each Guarantor, all of Borrower's and such Guarantor's now owned and hereafter existing or acquired goods, wherever located, which (a) are leased by Borrower or such Guarantor as lessor; (b) are held by Borrower for sale or lease or to be furnished under a contract of service; (c) are furnished by Borrower or such Guarantor under a contract of service; or (d) consist of raw materials, work in process, finished goods or materials used or consumed in its business.

"Inventory Loan Limit" shall mean (a) with respect to all Eligible Inventory, an amount equal to $30,000,000 and (b) with respect to all Eligible Inventory consisting of work in process, an amount equal to $12,000,000.

"Investment Property Control Agreement" shall mean an agreement in writing, in form and substance reasonably satisfactory to Agent, by and among Agent, Borrower or any Guarantor (as the case may be) and any securities intermediary, commodity intermediary or other person who has custody, control or possession of any investment property of Borrower or such Guarantor acknowledging that such securities intermediary, commodity intermediary or other person has custody, control or possession of such investment property on behalf of Agent, that it will comply with entitlement orders originated by Agent with respect to such investment property, or other instructions of Agent, or (as the case may be) apply any value distributed on account of any commodity contract as directed by Agent, in each case, without the further consent of Borrower or such Guarantor and including such other terms and conditions as Agent may reasonably require.

"Knowledge" shall mean the actual knowledge by the chief executive officer, chief financial officer, chief operating officer and/or comptroller of Borrower, in each case after due inquiry.

"LaSalle Indenture" shall mean that certain Indenture dated November 1, 1997 between Borrower and LaSalle National Bank, as trustee.

"Lenders" shall mean the lenders that are signatories hereto as Lenders and other persons made a party to this Agreement as a Lender in accordance with
Section 13.6 hereof, and their respective successors and assigns; each sometimes being referred to herein individually as a "Lender".

"Letter  of  Credit  Accommodations"  shall  mean  Exim  Letter  of  Credit
Accommodations  and  Non-Exim  Letter  of  Credit  Accommodations.

"License  Agreements"  shall  have the meaning set forth in Section 8.11 hereof.

"Loans"  shall  mean  the  Revolving  Loans  and  the  Special  Agent  Advances

"Management Services Agreement" shall mean (a) that certain Corporate Development and Administrative Services Agreement dated as of the Closing Date among Equity Sponsor, Holdings and Borrower, as amended or otherwise modified from time to time and (b) the Management Services Agreement dated as of the Closing Date among the Borrower, the YCII Litigation Trust and the individuals listed as "Sellers" therein.

"Margin Stock" shall mean "margin stock" as such term is defined in Regulation T, U or X of the Federal Reserve Board.

"Material Adverse Effect" shall mean a material adverse effect on (a) the financial condition, business, performance or operations of Borrower and Guarantors, taken as a whole, or the legality, validity or enforceability of this Agreement or any of the other Financing Agreements; (b) the legality, validity, enforceability, perfection or priority of the security interests and liens of Agent upon the Collateral; (c) the value of the Collateral, (d) the ability of Borrower to repay the Obligations or to perform its other obligations under this Agreement or any of the other Financing Agreements as and when due or to be performed; (e) the ability of Agent or any Lender to enforce the Obligations or to realize upon the Collateral; or (f) any of the other material rights and remedies of Agent and Lenders under this Agreement or any of the other Financing Agreements.

"Material Contract" shall mean (a) any contract or other agreement (other than the Financing Agreements), written or oral, of Borrower or any Guarantor involving monetary liability of or to any Person in an amount in excess of

$250,000 in any Fiscal Year and (b) any other contract or other agreement (other than the Financing Agreements), whether written or oral, to which Borrower or any Guarantor is a party as to which the breach, nonperformance, cancellation thereof or the failure to renew the same by any party thereto would have a Material Adverse Effect.

"Maximum Credit" shall mean, at any time, the lesser of (a) the Maximum Revolving Credit and (b) the amount of Indebtedness permitted to be incurred under this Agreement under the terms of the Indenture.
"Maximum Exim Revolving Credit" shall mean an amount approved by Exim not to exceed $2,500,000.

"Maximum Revolving Credit" shall initially mean $60,000,000, as such amount may be increased in $5,000,000 increments pursuant to Section 2.6, but not to exceed $75,000,000, and as such amount may be reduced in $1,000,000 increments pursuant to Section 2.7.

"Mortgages" shall mean, individually and collectively, each of the following (as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced): (a) the Mortgage, dated of even date herewith, by Borrower in favor of Agent with respect to the Real Property and related assets of Borrower located at 1004 East Illinois Street, Assumption, IL, (b) the Mortgage, dated of even date herewith, by Borrower in favor of Agent with respect to the Real Property and related assets of Borrower located at 901 North Main Street, Paris, IL, (c) the Mortgage, dated of even date herewith, by Borrower in favor of Agent with respect to the Real Property and related assets of Borrower located at 106 Marshall Drive, Newton, IL, (d) the Mortgage, dated of even date herewith, by Borrower in favor of Agent with respect to the Real Property and related assets of Borrower located at 110-110 South Coles, Vandalia, IL, (e) the Mortgage, dated of even date herewith, by Borrower in favor of Agent with respect to the Real Property and related assets of Borrower located at 5205 4th Avenue South, Clear Lake, IA, (f) the Mortgage dated of even date herewith, by Borrower in favor of Agent with respect to the Real Property and related assets of Borrower located at 13217 Illinois Highway, Paris, IL, and
(g) the Mortgage, dated of even date herewith, by Borrower in favor of Agent with respect to the Real Property and related assets of Borrower located at 1051
W.  North  Ave.,  Flora,  IL.

"Multiemployer Plan" shall mean a "multi-employer plan" as defined in Section 3(37) of ERISA which is or was at any time during the current year or the immediately preceding six (6) years contributed to by Borrower, any Guarantor or any ERISA Affiliate.

"Net Amount" shall mean, with respect to the Eligible Accounts, the gross amount of the Eligible Accounts less the amount of (a) sales, excise or similar taxes owed by Borrower in respect thereof and (b) returns, discounts, claims, credits and allowances of any nature at any time issued, owing, granted, outstanding, available or claimed with respect thereto.
"Net Orderly Liquidation Value" at any time means, with respect to Inventory or any piece of Equipment, the estimated net recovery value of all Inventory or such piece of Equipment, as applicable, as determined based on the then most recent appraisal delivered in accordance with this Agreement, which reflects the estimated net cash value expected by the appraiser to be derived from a sale or disposition at a liquidation or going-out-of-business sale of such Inventory or Equipment after deducting all costs, expenses and fees attributable to such sale or disposition, including, without limitation, all fees, costs and expenses of any liquidator(s) engaged to conduct such sale or disposition and all costs and expenses of removing and delivering the same to a purchaser.

"Net Orderly Liquidation Value Factor" at any time means the ratio of the Net Orderly Liquidation Value to the book value of Inventory, expressed as a percentage. The Net Orderly Liquidation Value Factor shall be determined as of the date hereof based on the most recent appraisal delivered prior to the date hereof and shall be updated pursuant to appraisals delivered under Section 7.3.

"Net Proceeds" means, with respect to any asset, the aggregate cash proceeds received in respect of its sale, disposition, condemnation or casualty (collectively, a "Disposition") (including, without limitation, any cash received upon the sale or other disposition of any non-cash consideration received from such Disposition), net of the direct costs relating to such Disposition, including, without limitation, legal, accounting and investment banking fees, and sales commissions, and any relocation expenses incurred as a result of such Disposition, taxes paid or payable as a result of such Disposition, in each case, after taking into account any available tax credits or deductions and any tax sharing arrangements, and amounts required to be applied to the repayment of Indebtedness, other than the Obligations, secured by a lien on the asset subject to such Disposition and any reserve for adjustment in respect of the sale price of such asset established in accordance with GAAP.

"Non-Exim Excess Availability" shall mean, as to Borrower, the amount, calculated at any date, equal to: (a) the lesser of: (i) the Borrowing Base and (ii) the Maximum Revolving Credit less the then outstanding amount of Exim Revolving Loans and Exim Letter of Credit Accommodations, minus (b) the amount
                                                            -----
of all then outstanding Non-Exim Revolving Loans and Non-Exim Letter of Credit Accommodations.

"Non-Exim Letter of Credit Accommodations" shall mean, collectively, the letters of credit, merchandise purchase or other guaranties (a) which are from time to time either issued or opened by Agent or any Lender for the account of Borrower or any Obligor or (b) with respect to which Agent or Lenders have agreed to indemnify the issuer or guaranteed to the issuer the performance by Borrower or any Obligor of its obligations to such issuer; sometimes being referred to herein individually as a "Non-Exim Letter of Credit Accommodation", in each case provided under Section 2.2(a)(i) hereof.

"Non-Exim Revolving Loans" shall mean the loans now or hereafter made by or on behalf of any Lender or by Agent for the account of any Lender on a revolving basis pursuant to the Credit Facility (involving advances, repayments and readvances) as set forth in Section 2.1(a) hereof.

"Obligations" shall mean any and all Loans, Letter of Credit Accommodations and all other obligations, liabilities and indebtedness of every kind, nature and description owing by Borrower and Obligors to Agent or any Lender and/or any of their Affiliates, including principal, interest, charges, fees, costs and expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, arising under this Agreement or any of the other Financing Agreements or pursuant to any Product Obligations, whether now existing or hereafter arising, whether arising before, during or after the initial or any renewal term of this Agreement or after the commencement of any case with respect to Borrower or any Obligor under the United States Bankruptcy Code or any similar statute (including the payment of interest and other amounts which would accrue and become due but for the commencement of such case, whether or not such amounts are allowed or allowable in whole or in part in such case), and whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, or secured or unsecured.

"Obligor" shall mean any guarantor, endorser, acceptor, surety or other person liable on or with respect to the Obligations or who is the owner of any property which is security for the Obligations (including, without limitation, Guarantors), other than Borrower.
"Owned Intellectual Property" shall have the meaning set forth in Section 8.11 hereof.

"Participant" shall mean any Person that acquires and holds a participation in the interest of any Lender in any of the Loans and Letter of Credit Accommodations in conformity with the provisions of Section 13.6 of this Agreement governing participations.

"Permitted Acquisition" shall mean an Acquisition permitted under Section 9.10(l) hereof.

"Permitted Bond Repurchase" shall have the meaning set forth in Section 9.23 hereof.

"Permitted Holders" shall mean the Equity Sponsor and Affiliates owned or controlled by the Equity Sponsor.

"Person" or "person" shall mean any individual, sole proprietorship, partnership, corporation (including any corporation which elects subchapter S status under the Code), limited liability company, limited liability partnership, business trust, unincorporated association, joint stock corporation, trust, joint venture or other entity or any government or any agency or instrumentality or political subdivision thereof.

"Plan" means an employee benefit plan (as defined in Section 3(3) of ERISA) which Borrower or any Guarantor sponsors, maintains, or to which it makes, is making, or is obligated to make contributions, or in the case of a Multiemployer Plan has made contributions at any time during the immediately preceding six (6) plan years.

"Prime Rate" shall mean the rate from time to time publicly announced by Reference Bank, or its successors, as its prime rate, whether or not such announced rate is the best rate available at such bank.

"Prime Rate Loans" shall mean any Loans or portion thereof on which interest is payable based on the Prime Rate in accordance with the terms thereof.

"Prior Loan Agreement" shall mean that certain Loan and Security Agreement dated as of October 31, 2003 (as amended) among Borrower, ALC, Congress Financial Corporation (Central) and the lenders from time to time party thereto and all documents, agreements and instruments executed in connection therewith.

"Prior Obligations" means the Obligations existing under (and as defined in) the Prior Loan Agreement.

"Priority  Event" shall mean the occurrence of any one or more of the following:
(a) the occurrence and continuance of an Event of Default under Section 10.1(a)(i) or (ii) hereof; (b) the occurrence and continuance of an Event of Default under Sections 10.1(g) or 10.1(h) hereof; or (c) the occurrence of any other Event of Default and the acceleration by Agent of the payment of all or a material portion of the Obligations, in each case after giving effect to any applicable cure periods, if any.

"Product Obligations" shall mean every obligation of Borrower or any Guarantor under and in respect of any one or more of the following types of services or facilities extended to Borrower or any Guarantor by Agent, any Lender or any Affiliate of any Lender or Agent: (i) credit cards, (ii) cash management or related services including the automatic clearing house transfer of funds for the account of Borrower or any Guarantor pursuant to agreement or overdraft and
(iii)  cash  management,  including  controlled  disbursement  services.

"Pro Rata Share" shall mean as to any Lender, the fraction (expressed as a percentage) the numerator of which is such Lender's Commitment and the denominator of which is the aggregate amount of all of the Commitments of Lenders, as adjusted from time to time in accordance with the provisions of
Section 13.6 hereof; provided, that, if the Commitments have been terminated, the numerator shall be the unpaid amount of such Lender's Loans and its interest in the Letter of Credit Accommodations and the denominator shall be the aggregate amount of all unpaid Loans and Letter of Credit Accommodations; and

"Real Property" shall mean all now owned and hereafter acquired real property of Borrower and each Guarantor, including leasehold interests, together with all buildings, structures, and other improvements located thereon and all licenses, easements and appurtenances relating thereto, wherever located, including the real property and related assets more particularly described in the Mortgages.

"Real Property Sublimit" shall have the meaning set forth in the definition of Fixed Asset Amount.

"Receivables" shall mean all of the following now owned or hereafter arising or acquired property of Borrower and each Guarantor: (a) all Accounts; (b) all interest, fees, late charges, penalties, collection fees and other amounts due or to become due or otherwise payable in connection with any Account; (c) all payment intangibles of Borrower or such Guarantor; (d) letters of credit, indemnities, guarantees, security or other deposits and proceeds thereof issued payable to Borrower or any Guarantor or otherwise in favor of or delivered to Borrower or any Guarantor in connection with any Account; or (e) all other accounts, contract rights, chattel paper, instruments, notes, general intangibles and other forms of obligations owing to Borrower or any Guarantor, whether from the sale and lease of goods or other property, licensing of any property (including Intellectual Property or other general intangibles), rendition of services or from loans or advances by Borrower or any Guarantor or to or for the benefit of any third person (including loans or advances to any Affiliates or Subsidiaries of Borrower or any Guarantor) or otherwise associated with any Accounts, Inventory or general intangibles of Borrower or any Guarantor (including, without limitation, choses in action, causes of action, tax refunds, tax refund claims, any funds which may become payable to Borrower or any Guarantor in connection with the termination of any Plan or other employee benefit plan and any other amounts payable to Borrower or any Guarantor from any Plan or other employee benefit plan, rights and claims against carriers and shippers, rights to indemnification, business interruption insurance and proceeds thereof, casualty or any similar types of insurance and any proceeds thereof and proceeds of insurance covering the lives of employees on which Borrower or any Guarantor is a beneficiary).

"Records" shall mean, as to Borrower and each Guarantor, all of Borrower's and such Guarantor's present and future books of account of every kind or nature, purchase and sale agreements, invoices, ledger cards, bills of lading and other shipping evidence, statements, correspondence, memoranda, credit files and other data relating to the Collateral or any account debtor, together with the tapes, disks, diskettes and other data and software storage media and devices, file cabinets or containers in or on which the foregoing are stored (including any rights of Borrower or any Guarantor with respect to the foregoing maintained with or by any other person).

"Reference Bank" shall mean Wachovia Bank, National Association, or such other bank as Agent may from time to time designate and that is reasonably acceptable to Borrower.

"Register"  shall  have  the  meaning  set  forth  in  Section  13.6  hereof.

"Renewal  Date"  shall  have  the  meaning  set  forth  in  Section 13.1 hereof.

"Required Lenders" shall mean, at any time, those Lenders whose aggregate Pro Rata Shares exceed fifty (50%) percent of the aggregate of the Commitments of all Lenders, or if the Commitments shall have been terminated, Lenders to whom more than fifty (50%) percent of the then outstanding Obligations are owing.

"Required Supermajority Lenders" shall mean at any time, those Lenders whose Commitments aggregate seventy (70%) percent or more of the aggregate of the Commitments of all Lenders, or if the Commitments shall have been terminated, Lenders to whom at least seventy (70%) percent of the then outstanding Obligations are owing.

"Reserves" shall mean as of any date of determination, such amounts as Agent may from time to time establish and revise in good faith reducing the amount of Revolving Loans and Letter of Credit Accommodations which would otherwise be available to Borrower under the lending formulas provided for herein:
     (a) to reflect events, conditions, contingencies or risks which, as determined by Agent in good faith, adversely affect, or would have a reasonable likelihood of adversely affecting, either (i) the Collateral or any other property which is security for the Obligations or its value or (ii) the assets, business or prospects of Borrower or any Obligor or (iii) the security interests and other rights of Agent or any Lender in the Collateral (including the enforceability, perfection and priority thereof and the absence of any Collateral Access Agreement required to be obtained under this Agreement); or
(b) to reflect Agent's good faith belief that any collateral report or financial information furnished by Borrower or any Obligor to Agent is incomplete, inaccurate or misleading in any material respect; or
(c) in respect of any state of facts which Agent determines in good faith constitutes an Event of Default; or
(d) to reflect reserves required to be taken by Agent under the terms of the Exim Guarantee Documents.
     Without limiting the generality of the foregoing, Reserves may be established from time to time to reflect that (i) dilution with respect to the Accounts (which is the ratio of the aggregate amount of non-cash reductions in Accounts for any period to the aggregate dollar amount of the sales of Borrower for such period) as calculated by Agent in good faith for any period is or is reasonably anticipated to be greater than five (5%) percent or (ii) the Net Orderly Liquidation Value of the Eligible Equipment or Fair Market Value of the Eligible Real Property as set forth in the most recent acceptable appraisals received by Agent with respect thereto has declined so that the then outstanding principal amount of the Revolving Loans that were advanced against Eligible Equipment or Eligible Real Property is greater than the principal amounts of Revolving Loans that are permitted to be advanced at the date of determination of such Reserves.
To the extent Agent establishes new criteria or revises existing criteria for Eligible Accounts, Eligible Inventory, Export-Related Accounts Receivable or Export-Related Inventory so as to address any circumstances, condition, event or contingency as permitted by and in accordance with this Agreement, Agent shall not establish a Reserve for the same purpose.
The amount of any Reserve established by Agent under this definition shall have a reasonable relationship to the event, condition, circumstance or other contingency which is the basis for establishing such reserve as determined by Agent in good faith. Agent shall provide a written or oral notice (followed by a written notice in the case of any initial oral notice), at the time of or prior to the establishment of any Reserve after the Closing Date, detailing the amount and reason for such Reserve. To the extent a Reserve has been established based on an event or condition and such event or condition no longer exists or exposes the Borrower or Collateral to any risks as determined by Agent in good faith, such Reserve shall be removed.

"Revolving  Loans" shall mean Exim Revolving Loans and Non-Exim Revolving Loans.

"Seller" means all the parties designated as "Stockholders" under the Acquisition Agreement.

"Senior Notes" means those certain 12% Senior Notes due 2013 issued under the Indenture.

"Solvent"  shall mean, at any time with respect to any Person, that at such time
(a) such Person is able to pay its debts as they mature and has (and has a reasonable basis to believe it will continue to have) sufficient capital (and not unreasonably small capital) to carry on its business consistent with its practices as of the date hereof, and (b) the Fair Market Value of the assets and properties of such Person (and including as assets for this purpose all rights of subrogation, contribution or indemnification arising pursuant to any guarantees given by such Person) are greater than the Indebtedness of such Person and including subordinated and contingent liabilities computed at the amount which, such person has a reasonable basis to believe, represents an amount which can reasonably be expected to become an actual or matured liability (and including as to contingent liabilities arising pursuant to any guarantee the face amount of such liability as reduced to reflect the probability of it becoming a matured liability).

"Special Agent Advances" shall have the meaning set forth in Section 12.11 hereof.

"Specified  Amounts"  shall have the meaning set forth in Section 6.4(a) hereof.

"Subsidiary" or "subsidiary" shall mean, with respect to any Person, any corporation, limited liability company, limited liability partnership or other limited or general partnership, trust, association or other business entity of which an aggregate of a majority of the outstanding Capital Stock or other interests entitled to vote in the election of the board of directors of such corporation (irrespective of whether, at the time, Capital Stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency), managers, trustees or other controlling persons, or an equivalent controlling interest therein, of such Person is, at the time, directly or indirectly, owned by such Person and/or one or more subsidiaries of such Person.

"Trigger Event" shall mean that (a) an Event of Default shall have occurred and shall be continuing and/or that (b) Excess Availability shall be less than $7,500,000; provided, that a Trigger Event shall remain in existence until (i) Excess Availability has exceeded $7,500,000 for four (4) consecutive weekly periods (with each such weekly period ending on a Friday) following the occurrence of such Trigger Event and (ii) no Event of Default has occurred or continues to exist during such four (4) week period; provided, further, that if a Trigger Event occurs three (3) times in any 360 day period, then any subsequent Trigger Event to occur in such 360 day period shall remain in existence until the requirements set forth in clauses (i) and (ii) in this definition have been satisfied for four (4) consecutive weekly periods commencing after the sixtieth (60th) day following the occurrence of such subsequent Trigger Event.

"UCC" shall mean the Uniform Commercial Code as in effect in the State of Illinois, and any successor statute, as in effect from time to time (except that terms used herein which are defined in the Uniform Commercial Code as in effect in the State of Illinois on the date hereof shall continue to have the same meaning notwithstanding any replacement or amendment of such statute except as Agent may otherwise determine).

"Value" shall mean, with respect to Eligible Inventory, the lower of its (a) cost, computed on a first-in first-out basis in accordance with GAAP or (b) Fair Market Value; provided, that, for purposes of the calculation of the Borrowing Base, (i) the Value of the Inventory shall not include: (A) the portion of the value of Inventory equal to the profit earned by any Affiliate on the sale thereof to Borrower or (B) write-ups or write-downs in value with respect to currency exchange rates and (ii) notwithstanding anything to the contrary contained herein, the cost of the Inventory shall be computed in the same manner and consistent with the most recent appraisal of the Inventory received and accepted by Agent prior to the date hereof, if any.

"Voting Stock" shall mean with respect to any Person, (a) one (1) or more classes of Capital Stock of such Person having general voting powers to elect at least a majority of the board of directors, managers or trustees of such Person, irrespective of whether at the time Capital Stock of any other class or classes has or might have voting power by reason of the happening of any contingency, and (b) any Capital Stock of such Person convertible or exchangeable without restriction at the option of the holder thereof into Capital Stock of such Person described in clause (a) of this definition.

"Wachovia" shall mean Wachovia Capital Finance Corporation (Central), an Illinois corporation, in its individual capacity, and its successors and assigns.

SECTION  2.     CREDIT  FACILITIES
                ------------------
     2.1     Revolving  Loans.
     (a)     Non-Exim  Revolving  Loans.  (i)  Subject to and upon the terms and
             --------------------------
conditions contained herein, each Lender severally (and not jointly) agrees to fund its Pro Rata Share of Non-Exim Revolving Loans to Borrower from time to time in amounts requested by Borrower up to the amount outstanding at any time equal to the lesser of: (A) the Borrowing Base at such time or (B) the Maximum Revolving Credit at such time minus the aggregate amount of outstanding Exim
Revolving  Loans  and  Letter  of  Credit  Accommodations.
     (ii)     INTENTIONALLY  OMITTED.
              ----------------------
(iii) Except in Agent's discretion, with the consent of all Lenders, or as otherwise provided herein, but subject to Section 12.8 hereof, in the event that the aggregate principal amount of the Non-Exim Revolving Loans and Non-Exim Letter of Credit Accommodations outstanding exceed the Borrowing Base or the Maximum Revolving Credit minus the aggregate amount of outstanding Exim Revolving Loans and Exim Letter of Credit Accommodations, or the aggregate principal amount of Non-Exim Revolving Loans and Non-Exim Letter of Credit Accommodations based on Eligible Inventory exceed the Inventory Loan Limit or the aggregate amount of the outstanding Letter of Credit Accommodations exceed the sublimit for Letter of Credit Accommodations set forth in Section 2.2(e), such event shall not limit, waive or otherwise affect any rights of Agent or Lenders in such circumstances or on any future occasions and Borrower shall, upon demand by Agent, which may be made at any time or from time to time, immediately repay to Agent the entire amount of any such excess for which payment is demanded.
     (b)     Exim  Revolving  Loans.  (i)  Subject  to  and  upon  the terms and
             ----------------------
conditions contained herein, each Lender severally (and not jointly) agrees to fund its Pro Rata Share of Exim Revolving Loans to Borrower from time to time in amounts requested by Borrower up to the amount outstanding at any time equal to the lesser of: (A) the Export-Related Borrowing Base at such time, (B) the Maximum Exim Revolving Credit or (C) the Maximum Revolving Credit minus the aggregate amount of outstanding Non-Exim Revolving Loans and Letter of Credit Accommodations at such time.
     (ii) Except in Agent's discretion, with the consent of all Lenders, or as otherwise provided herein, in the event that the aggregate principal amount of Exim Revolving Loans and Exim Letter of Credit Accommodations outstanding exceed (x) the Export-Related Borrowing Base, (y) the Maximum Exim Revolving Credit or (z) the Maximum Revolving Credit minus the aggregate amount of outstanding Non-Exim Revolving Loans and Non-Exim Letter of Credit Accommodations, such event shall not limit, waive or otherwise affect any rights of Agent or Lenders in such circumstances or on any future occasions and Borrower shall, upon demand by Agent, which may be made at any time or from time to time, immediately repay to Agent the entire amount of any such excess for which payment is demanded.
     2.2     Letter  of  Credit  Accommodations.
     (a) (i) Subject to and upon the terms and conditions contained herein, at the request of Borrower, Agent agrees, for the ratable risk of each Lender according to its Pro Rata Share, to provide or arrange for Non-Exim Letter of Credit Accommodations for the account of Borrower containing terms and conditions reasonably acceptable to Agent and acceptable to the issuer thereof. Any payments made by or on behalf of Agent or any Lender to any issuer thereof and/or related parties in connection with the Non-Exim Letter of Credit
Accommodations provided to or for the benefit of Borrower shall constitute additional Non-Exim Revolving Loans to Borrower pursuant to Section 2.1(a); provided, that if there is insufficient Non-Exim Excess Availability as of the
    ----
date of such payment, Borrower shall reimburse Agent for the amount of such payment within one (1) Business Day after demand therefor.
     (i)     hidden  level
(ii) Subject to and upon the terms and conditions contained herein, at the request of Borrower, Agent agrees, for the ratable risk of each Lender according to its Pro Rata Share, to provide or arrange for Exim Letter of Credit Accommodations for the account of Borrower containing terms and conditions reasonably acceptable to Agent and acceptable to the issuer thereof. Any payments made by or on behalf of Agent or any Lender to any issuer thereof and/or related parties in connection with the Exim Letter of Credit
Accommodations provided to or for the benefit of Borrower shall constitute additional Exim Revolving Loans to Borrower pursuant to Section 2.1(b); provided, that if there is insufficient Exim Excess Availability as of the date of such payment, Borrower shall reimburse Agent for the amount of such payment within one (1) Business Day after demand therefor.
     (b) In addition to any charges, fees or expenses charged by any bank or issuer in connection with the Letter of Credit Accommodations, Borrower shall pay to Agent, for the benefit of Lenders, a letter of credit fee at a rate equal to the Interest Rate then in effect on the daily outstanding balance available to be drawn on the Letter of Credit Accommodations issued and outstanding for the immediately preceding month (or part thereof), payable in arrears as of the first day of each succeeding month. Such letter of credit fee shall be calculated on the basis of a three hundred sixty (360) day year and actual days elapsed and the obligation of Borrower to pay such fee shall survive the termination of this Agreement.
(c) Borrower shall give Agent two (2) Business Days' prior written notice of Borrower's request for the issuance of a Letter of Credit Accommodation. Such notice shall be irrevocable and shall specify whether such Letter of Credit Accommodation is an Exim Letter of Credit Accommodation or a Non-Exim Letter of Credit Accommodation, the original face amount of the Letter of Credit Accommodation requested, the effective date (which date shall be a Business Day) of issuance of such requested Letter of Credit Accommodation, whether such Letter of Credit Accommodation may be drawn in a single or in partial draws, the date on which such requested Letter of Credit Accommodation is to expire (which date shall be a Business Day), the purpose for which such Letter of Credit Accommodation is to be issued, and the beneficiary of the requested Letter of Credit Accommodation. Borrower shall attach to such notice the proposed form of the Letter of Credit Accommodation.
(d) In addition to being subject to the satisfaction of the applicable conditions precedent contained in Section 4 hereof and the other terms and conditions contained herein, no Letter of Credit Accommodations shall be available unless each of the following conditions precedent have been satisfied in a manner reasonably satisfactory to Agent: (i) Borrower shall have delivered to the proposed issuer of such Letter of Credit Accommodation at such times and in such manner as such proposed issuer may require, an application, in form and substance satisfactory to such proposed issuer and Agent, for the issuance of the Letter of Credit Accommodation and such other documents as may be required pursuant to the terms thereof, and the form and terms of the proposed Letter of Credit Accommodation shall be reasonably satisfactory to Agent and satisfactory to such proposed issuer, (ii) as of the date of issuance, no order of any court, arbitrator or other Governmental Authority shall purport by its terms to enjoin or restrain money center banks generally from issuing letters of credit of the type and in the amount of the proposed Letter of Credit Accommodation, and no law, rule or regulation applicable to money center banks generally and no request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over money center banks generally shall prohibit, or request that the proposed issuer of such Letter of Credit
Accommodation refrain from, the issuance of letters of credit generally or the issuance of such Letters of Credit Accommodation; and (iii) the Exim Excess Availability or Non-Exim Excess Availability, as applicable, of Borrower, prior to giving effect to such Letter of Credit Accommodations, on the date of the proposed issuance of any Letter of Credit Accommodations, shall be equal to or greater than: (A) if the proposed Letter of Credit Accommodation is for the purpose of purchasing Eligible Inventory or Eligible Export-Related Inventory, as applicable, and the documents of title with respect thereto are consigned to the issuer, the sum of (1) the product of (x) a percentage equal to one hundred (100%) percent minus the then applicable percentage with respect to Eligible Inventory or Eligible Export-Related Inventory, as applicable, set forth in the definition of the term Borrowing Base or Export-Related Borrowing Base, as applicable, multiplied by (y) the Value of such Eligible Inventory or Eligible Export-Related Inventory, as applicable, plus (2) freight, taxes, duty and other amounts which are or will be due, or if not then determined, which Agent reasonably estimates in good faith must be paid in connection with such Inventory upon arrival and for delivery to one of Borrower's locations for Eligible Inventory or Eligible Export-Related Inventory, as applicable, within the United States of America and (B) if the proposed Letter of Credit Accommodation is for any other purpose or the documents of title are not consigned to the issuer in connection with a Letter of Credit Accommodation for the purpose of purchasing Inventory, an amount equal to one hundred (100%) percent of the face amount thereof and all other commitments and obligations made or incurred by Agent with respect thereto.
(e) Except in Agent's discretion, with the consent of all Lenders, the amount of all outstanding Letter of Credit Accommodations and all other commitments and obligations made or incurred by Agent or any Lender in connection therewith shall not at any time exceed $15,000,000.
(f) Borrower and Guarantors shall indemnify and hold Agent and Lenders harmless from and against any and all losses, claims, damages, liabilities, costs and expenses which Agent or any Lender may suffer or incur in connection with any Letter of Credit Accommodations and any documents, drafts or acceptances relating thereto, including any losses, claims, damages, liabilities, costs and expenses due to any action taken by any issuer or correspondent with respect to any Letter of Credit Accommodation, except for such losses, claims, damages, liabilities, costs or expenses that are a direct result of the gross negligence or willful misconduct of Agent or any Lender as determined pursuant to a final non-appealable order of a court of competent jurisdiction. Borrower and each Guarantor assumes all risks with respect to the acts or omissions of the drawer under or beneficiary of any Letter of Credit Accommodation and for purposes of this indemnity the drawer or beneficiary shall be deemed Borrower's agent. Borrower and each Guarantor assumes all risks for, and agrees to pay, all foreign, Federal, State and local taxes, duties and levies relating to any goods purchased in connection with any Letter of Credit Accommodations or any documents, drafts or acceptances thereunder. Borrower and each Guarantor hereby releases and holds Agent and Lenders harmless from and against any acts, waivers, errors, delays or omissions, whether caused by Borrower, any Guarantor, by any issuer or correspondent or otherwise with respect to or relating to any Letter of Credit Accommodation, except for the gross negligence or willful misconduct of Agent or any Lender as determined pursuant to a final, non-appealable order of a court of competent jurisdiction. The provisions of this Section 2.2(f) shall survive the payment of Obligations and the termination of this Agreement.
(g) In connection with Inventory purchased pursuant to Letter of Credit Accommodations, Borrower and Guarantors shall, at Agent's request, instruct all suppliers, carriers, forwarders, customs brokers, warehouses or others receiving or holding cash, checks, Inventory, documents or instruments in which Agent holds a security interest to deliver them to the Blocked Accounts (in the case of cash or checks) or to Agent and/or subject to Agent's order (as to such other items), and if they shall come into Borrower's or such Guarantor's possession, to deliver them, upon Agent's request, to the Blocked Accounts (in the case of cash or checks) or to Agent in their original form (as to such other items). Borrower and Guarantors shall also, at Agent's request, designate Agent as the consignee on all bills of lading and other negotiable and non-negotiable documents.
(h) Borrower and each Guarantor hereby irrevocably authorizes and directs any issuer of a Letter of Credit Accommodation to name Borrower or such Guarantor as the account party therein and to deliver to Agent all instruments, documents and other writings and property received by issuer pursuant to the Letter of Credit Accommodations and to accept and rely upon Agent's instructions and agreements with respect to all matters arising in connection with the Letter of Credit Accommodations or the applications therefor. Nothing contained herein shall be deemed or construed to grant Borrower or any Guarantor any right or authority to pledge the credit of Agent or any Lender in any manner. Agent and Lenders shall have no liability of any kind with respect to any Letter of Credit Accommodation provided by an issuer other than Agent or any Lender unless Agent has duly executed and delivered to such issuer the application or a guarantee or indemnification in writing with respect to such Letter of Credit Accommodation. Borrower and Guarantors shall be bound by any reasonable interpretation made in good faith by Agent, or any other issuer or correspondent under or in connection with any Letter of Credit Accommodation or any documents, drafts or acceptances thereunder, notwithstanding that such interpretation may be inconsistent with any instructions of Borrower or any Guarantor. Agent shall have the sole and exclusive right and authority to, and Borrower and Guarantors shall not: (i) at any time an Event of Default exists or has occurred and is continuing, (A) approve or resolve any questions of non-compliance of documents with respect to Letter of Credit Accommodations, (B) give any instructions as to acceptance or rejection of any documents or goods with respect to Letter of Credit Accommodations or (C) execute any and all applications for steamship or airway guaranties, indemnities or delivery orders with respect to Letter of Credit Accommodations, and (ii) at all times (provided that if no Event of Default has occurred, Agent shall not exercise any of the following unless agreed to by Borrower in writing in advance), (A) grant any extensions of the maturity of, time of payment for, or time of presentation of, any drafts, acceptances, or documents, and (B) agree to any amendments, renewals, extensions, modifications, changes or cancellations of any of the terms or conditions of any of the applications, Letter of Credit Accommodations, or documents, drafts or acceptances thereunder or any letters of credit included in the Collateral, but in each case (including while an Event of Default has occurred and is continuing) only if the same does not increase the liabilities or adversely affect the rights of Borrower or any Guarantor to more than a de minimis extent. Agent may take such actions either in its own name or in Borrower's name or in any Guarantor's name.
(i) Any rights, remedies, duties or obligations granted or undertaken by Borrower or any Guarantor to any issuer or correspondent in any application for any Letter of Credit Accommodation, or any other agreement in favor of any issuer or correspondent relating to any Letter of Credit Accommodation, shall be deemed to have been granted or undertaken by Borrower or such Guarantor to Agent for the ratable benefit of Lenders. Any duties or obligations undertaken by Agent to any issuer or correspondent in any application for any Letter of Credit Accommodation, or any other agreement by Agent in favor of any issuer or correspondent to the extent relating to any Letter of Credit Accommodation, shall be deemed to have been undertaken by Borrower and Guarantors to Agent for the ratable benefit of Lenders and to apply in all respects to Borrower and Guarantors.
(j) Immediately upon the issuance or amendment of any Letter of Credit Accommodation, each Lender shall be deemed to have irrevocably and unconditionally purchased and received, without recourse or warranty, an undivided interest and participation to the extent of such Lender's Pro Rata Share of the liability with respect to such Letter of Credit Accommodation (including, without limitation, all Obligations with respect thereto).
(k) Borrower is irrevocably and unconditionally obligated without presentment, demand or protest, to pay to Agent any amounts paid by an issuer of a Letter of Credit Accommodation with respect to such Letter of Credit Accommodation (whether through the borrowing of Non-Exim Revolving Loans or Exim Revolving Loans in accordance with Section 2.2(a) or otherwise). In the event that Borrower fails to pay Agent any payment under a Letter of Credit Accommodation in an amount equal to the amount of such payment as required in
Section 2.2(a), Agent (to the extent it has actual notice thereof) shall promptly notify each Lender of the unreimbursed amount of such payment and each Lender agrees, upon one (1) Business Day's notice, to fund to Agent the purchase of its participation in such Letter of Credit Accommodation in an amount equal to its Pro Rata Share of the unpaid amount. The obligation of each Lender to deliver to Agent an amount equal to its respective participation pursuant to the foregoing sentence is absolute and unconditional and such remittance shall be made notwithstanding the occurrence or continuance of any Event of Default, the failure to satisfy any other condition set forth in Section 4 or any other event or circumstance. If such amount is not made available by a Lender when due, Agent shall be entitled to recover such amount on demand from such Lender with interest thereon, for each day from the date such amount was due until the date such amount is paid to Agent at the interest rate then payable by Borrower in respect of Loans that are Prime Rate Loans as set forth in Section 3.1(a) hereof.
     2.3     [Intentionally  Omitted].
     2.4     Amortization  of  Fixed  Asset  Amount  and Fixed Asset Acquisition
Value

     (a) The Equipment Sublimit (determined as of the date hereof and as adjusted pursuant to the last sentence hereof) shall be reduced on the first Business Day of each month, commencing on the first Business Day of June, 2005, by an amount sufficient (assuming a like repayment each month) to reduce such Equipment Sublimit to zero ($0) by the first Business Day of May, 2012. The Real Property Sublimit (determined as of the date hereof and as adjusted pursuant to the last sentence hereof) shall be reduced on the first Business Day of each month, commencing on the first Business Day of June, 2005, by an amount sufficient (assuming a like repayment each month) to reduce such Real Property Sublimit to zero ($0) by the first Business Day of May, 2015. Notwithstanding the foregoing, in the event of any sale, disposition, condemnation or casualty of Equipment or Real Property of Borrower (or in the event of receipt of any condemnation awards or casualty insurance proceeds in respect thereof), the value of which Equipment or Real Property has been included in the Fixed Asset Amount, the Fixed Asset Amount shall be reduced on the date of such event by an amount equal to that portion of the Fixed Asset Amount attributable to such Equipment or Real Property, and such reduction shall be allocated to the applicable installment reductions described above proportionally.
(b) Whenever any Eligible Equipment is acquired after the date hereof, the Fixed Asset Acquisition Value of such Equipment shall be reduced on the first Business Day of each month, commencing on the first Business Day of the month following the date on which such Fixed Asset Acquisition Value became effective, by an amount sufficient (assuming a like repayment each month) to reduce such Fixed Asset Acquisition Value to zero ($0) on the first Business Day of the 83rd month following such first reduction. In the event of any sale, disposition, condemnation or casualty of any such Eligible Equipment acquired after the date hereof (or in the event of receipt of any condemnation awards or casualty insurance proceeds in respect thereof), the Fixed Asset Acquisition Value of such Equipment which has been included in the Borrowing Base, shall no longer be included in or counted against the Fixed Asset Acquisition Sublimit and the Fixed Asset Acquisition Value of such Equipment shall be deemed to be $0 (unless and until, in the case of Equipment damaged by a casualty, the same shall have been repaired or restored to at least the condition that existed immediately before such casualty).
     2.5     Commitments
     . The aggregate amount of each Lender's Pro Rata Share of the Loans and Letter of Credit Accommodations shall not exceed the amount of such Lender's Commitment, as the same may from time to time be amended in accordance with the provisions hereof.

     2.6     Maximum  Revolving  Credit  Increases
     . Borrower may elect to increase the Maximum Revolving Credit in minimum increments of $5,000,000; provided, that (a) Borrower shall have provided Agent
                           --------
with five (5) Business Days' prior written notice of such election, (b) no Event of Default shall have occurred and be continuing immediately before, and immediately after giving effect to, such increase, (c) the Maximum Revolving Credit shall in no event exceed $75,000,000 and (d) prior to exercising any such election to increase the Maximum Revolving Credit, Borrower shall not have elected to reduce the Maximum Revolving Credit under Section 2.7. An election to increase the Maximum Revolving Credit shall be irrevocable and once increased, the Maximum Revolving Credit may not be reduced without the prior written consent of Agent except as provided in Section 2.7. Any such increase to the Maximum Revolving Credit shall automatically increase the Commitment of each Lender ratably among all Lenders' Commitments unless otherwise agreed to by the Lenders.
     2.7     Minimum  Revolving  Credit  Reductions
     . Borrower may elect to reduce the Maximum Revolving Credit in minimum increments of $1,000,000; provided, that (a) Borrower shall have provided Agent with five (5) Business Days' prior written notice of such election, (b) after giving effect to any such reduction, the principal amount of Loans and Letter of Credit Accommodations then outstanding shall not exceed the Maximum Revolving Credit as reduced and (c) as a result of such reductions, the Maximum Revolving Credit shall in no event be less than $50,000,000 until the date which is the first anniversary of the date hereof. An election to reduce the Maximum Revolving Credit shall be irrevocable and once decreased, the Maximum Revolving Credit may not be increased without the prior written consent of Agent. Any reduction to the Maximum Revolving Credit shall automatically reduce the Commitments of such Lender ratably among all Lenders' Commitments unless otherwise agreed to by the Lenders.
     2.8     Voluntary  Prepayments
     . Borrower may from time to time prepay the principal amount of Revolving Loans outstanding in minimum increments of $1,000,000 without premium or penalty or a reduction in the Maximum Revolving Credit.
     2.9     Payment  of  Excess  Borrowings.
       If at any time the outstanding Obligations exceed the Maximum Credit, Borrower shall immediately prepay the Revolving Loans by an amount equal to the amount of such excess.
SECTION  3.     INTEREST  AND  FEES
                -------------------
     3.1     Interest.
     (a) Borrower shall pay to Agent, for the benefit of Lenders, interest on the outstanding principal amount of the Loans at the applicable Interest Rate. All interest accruing hereunder on and after the date of any Event of Default or termination hereof shall be payable on demand.
(b) With respect to any requests for Loans made in accordance with Section 6.5, Borrower may from time to time request Prime Rate Loans or Eurodollar Rate Loans, or may request that Prime Rate Loans be converted to Eurodollar Rate
Loans or that any existing Eurodollar Rate Loans continue for an additional Interest Period. Such request from Borrower shall specify the amount of the Prime Rate Loans or Eurodollar Rate Loans, or the amount of the Prime Rate Loans to be converted to Eurodollar Rate Loans or the amount of the Eurodollar Rate Loans to be continued (subject to the limits set forth below) and the Interest Period to be applicable to any such Eurodollar Rate Loans. Subject to the terms and conditions contained herein, on the same Business Day if such request is received prior to 11:00 a.m. Chicago time on such Business Day (or the next Business Day if received after such time), following Agent's receipt of such a request from Borrower for a Prime Rate Loan or three (3) Business Days after receipt by Agent of such a request from Borrower for the making, conversion or continuation of a Eurodollar Loan, such Loans shall be made or Prime Rate Loans shall be converted to Eurodollar Rate Loans or such Eurodollar Rate Loans shall continue, as the case may be, provided, that, (i) no Default or Event of Default shall exist or have occurred and be continuing, (ii) no party hereto shall have sent any notice of termination of this Agreement if the effective date of such termination is prior to the end of the applicable Interest Period selected,
(iii) Borrower shall have complied with such customary procedures as are established by Agent in good faith and specified by Agent to Borrower from time to time for requests by Borrower for Eurodollar Rate Loans, (iv) no more than eight (8) Interest Periods may be in effect at any one time, (v) the aggregate amount of the Eurodollar Rate Loans requested must be in an amount not less than $1,000,000 or an integral multiple of $1,000,000 in excess thereof, and (vi) Agent and each Lender shall have determined in good faith that the Interest Period or Adjusted Eurodollar Rate is available to Agent and such Lender and can be readily determined as of the date of the request for such Eurodollar Rate Loan by Borrower. Any request by Borrower for Eurodollar Rate Loans or to convert Prime Rate Loans to Eurodollar Rate Loans or to continue any existing Eurodollar Rate Loans shall be irrevocable. Notwithstanding anything to the contrary contained herein, Agent and Lenders shall not be required to purchase United States Dollar deposits in the London interbank market or other applicable Eurodollar Rate market to fund any Eurodollar Rate Loans, but the provisions hereof shall be deemed to apply as if Agent and Lenders had purchased such deposits to fund the Eurodollar Rate Loans.
(c) Any Eurodollar Rate Loans shall automatically convert to Prime Rate Loans upon the last day of the applicable Interest Period therefor, unless Agent has received a request to continue such Eurodollar Rate Loan at least three (3) Business Days prior to such last day in accordance with the terms hereof. Any Eurodollar Rate Loans shall, at Agent's option, upon notice by Agent to Borrower, be subsequently converted to Prime Rate Loans in the event that this Agreement shall terminate or not be renewed. Borrower shall pay to Agent, for the benefit of Lenders, upon demand by Agent any amounts required to compensate any Lender or Participant for any loss (excluding loss of anticipated profits), cost or expense incurred by such person, as a result of the conversion of Eurodollar Rate Loans to Prime Rate Loans pursuant to any of the foregoing.
(d) Interest shall be payable by Borrower to Agent, for the account of Lenders, monthly in arrears not later than the first Business Day of each calendar month and shall be calculated on the basis of a three hundred sixty
(360) day year and actual days elapsed. The interest rate on non-contingent Obligations (other than Eurodollar Rate Loans) shall increase or decrease by an amount equal to each increase or decrease in the Prime Rate effective on the first day of the month after any change in such Prime Rate is announced based on
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
the Prime Rate in effect on the last day of the month in which any such change occurs. In no event shall charges constituting interest payable by Borrower to Agent and Lenders exceed the maximum amount or the rate permitted under any applicable  law  or  regulation,  and  if  any  such  part  or provision of this
Agreement  is  in  contravention  of  any  such  law or regulation, such part or provision  shall  be  deemed  amended  to  conform  thereto.
     3.2     Fees.
     (a) Borrower shall pay to Agent, for the account of Lenders, monthly an unused line fee at a rate equal to one quarter of one (.25%) percent per annum calculated upon the amount by which the Maximum Revolving Credit then in effect exceeds the average daily principal balance of the outstanding Revolving Loans and Letter of Credit Accommodations during the immediately preceding month (or part thereof) while this Agreement is in effect which fee shall be payable on the first Business Day of each month in arrears.
(b) Borrower agrees to pay to Agent the other fees and amounts set forth in the Fee Letter in the amounts and at the times specified therein.
(c) Borrower agrees to immediately reimburse Agent upon demand for any fees required to be paid by Agent or any of its affiliates to Exim in connection with the Exim Guarantee Documents.
     3.3     Changes  in  Laws  and  Increased  Costs  of  Loans.
     (a) If after the date hereof, either (i) any change in, or in the interpretation of, any law or regulation is introduced, including, without limitation, with respect to reserve requirements, applicable to Lender or any banking or financial institution from whom any Lender borrows funds or obtains credit (a "Funding Bank"), or (ii) a Funding Bank or any Lender complies with any future guideline or request from any central bank or other Governmental Authority or (iii) a Funding Bank or any Lender determines that the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof has or would have the effect described below, or a Funding Bank or any Lender complies with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, and in the case of any event set forth in this clause (iii), such adoption, change or compliance has or would have the direct or indirect effect of reducing the rate of return on any Lender's capital as a consequence of its obligations hereunder to a level below that which Lender could have achieved but for such adoption, change or compliance (taking into consideration the Funding Bank's or Lender's policies with respect to capital adequacy) by an amount deemed by such Lender to be material, and the result of any of the foregoing events described in clauses
(i), (ii) or (iii) is or results in an increase in the cost to any Lender of funding or maintaining the Loans or the Letter of Credit Accommodations, then Borrower and Guarantors shall from time to time within five Business Days after demand by Agent pay to Agent additional amounts sufficient to indemnify Lenders against such increased cost on an after-tax basis (after taking into account applicable deductions and credits in respect of the amount indemnified). A certificate as to the amount of such increased costs shall be submitted to
Borrower  by  Agent  and  shall  be  conclusive,  absent  manifest  error.
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
(b) If prior to the first day of any Interest Period, (i) Agent shall have determined in good faith (which determination shall be conclusive and binding upon Borrower and Guarantors absent manifest error) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period, (ii) Agent has received notice from the Required Lenders that the Eurodollar Rate determined or to be determined for such Interest Period will not adequately and fairly reflect the cost to Lenders of making or maintaining Eurodollar Rate Loans during such Interest Period, or (iii) Dollar deposits in the principal amounts of the Eurodollar Rate Loans to which such Interest Period is to be applicable are not generally available in the London interbank market, Agent shall give telecopy or telephonic notice thereof to Borrower as soon as practicable thereafter, and will also give prompt written notice to Borrower when such conditions no longer exist. If such notice is given (A) any
Eurodollar Rate Loans requested to be made on the first day of such Interest Period shall be made as Prime Rate Loans, (B) any Loans that were to have been converted on the first day of such Interest Period to or continued as Eurodollar Rate Loans shall be converted to or continued as Prime Rate Loans and (C) each outstanding Eurodollar Rate Loan shall be converted, on the last day of the then-current Interest Period thereof, to Prime Rate Loans. Agent shall withdraw such notice as soon as the conditions with respect to which such notice was given no longer exist. Until such notice has been withdrawn by Agent, no further Eurodollar Rate Loans shall be made or continued as such, nor shall Borrower have the right to convert Prime Rate Loans to Eurodollar Rate Loans.
(c) Notwithstanding any other provision herein, if the adoption of or any change in any law, treaty, rule or regulation or final, non-appealable determination of an arbitrator or a court or other Governmental Authority or in the interpretation or application thereof occurring after the date hereof shall make it unlawful for Agent or any Lender to make or maintain Eurodollar Rate Loans as contemplated by this Agreement, (i) Agent or such shall promptly give written notice of such circumstances to Borrower (which notice shall be withdrawn whenever such circumstances no longer exist), (ii) the commitment of such Lender hereunder to make Eurodollar Rate Loans, continue Eurodollar Rate Loans as such and convert Prime Rate Loans to Eurodollar Rate Loans shall forthwith be suspended and, until such time as it shall no longer be unlawful for such Lender to make or maintain Eurodollar Rate Loans, such Lender shall then have a commitment only to make a Prime Rate Loan when a Eurodollar Rate Loan is requested and (iii) such Lender's Revolving Loans then outstanding as Eurodollar Rate Loans, if any, shall be converted automatically to Prime Rate Loans on the respective last days of the then current Interest Periods with respect to such Loans or within such earlier period as required by law. If any such conversion of a Eurodollar Rate Loan occurs on a day which is not the last day of the then current Interest Period with respect thereto, Borrower and Guarantors shall pay to such Lender such amounts, if any, as may be required pursuant to Section 3.3(d) below.
(d) Borrower and Guarantors shall indemnify Agent and each Lender and to hold Agent and each Lender harmless from any loss or expense (excluding loss of anticipated profits), which Agent or such Lender may sustain or incur as a consequence of (i) default by Borrower in making a borrowing of, conversion into or extension of Eurodollar Rate Loans after Borrower has given a notice requesting the same in accordance with the provisions of this Loan Agreement,
(ii) default by Borrower in making any prepayment of a Eurodollar Rate Loan after Borrower has given a notice thereof in accordance with the provisions of this Agreement, and (iii) the making of a prepayment of Eurodollar Rate Loans on a day which is not the last day of an Interest Period with respect thereto.
With respect to Eurodollar Rate Loans, such indemnification may include an amount equal to the excess, if any, of (A) the amount of interest (excluding any profit margin) which would have accrued on the amount so prepaid, or not so borrowed, converted or extended, for the period from the date of such prepayment or of such failure to borrow, convert or extend to the last day of the applicable Interest Period (or, in the case of a failure to borrow, convert or extend, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Eurodollar Rate Loans provided for herein over (B) the amount of interest (as determined by such Agent or such Revolving Lender) which would have accrued to Agent or such Lender on such amount (excluding any profit margin) by placing such amount on deposit for a comparable period with leading banks in the interbank Eurodollar market. This covenant shall survive the termination or non-renewal of this Agreement and the payment of the Obligations.
SECTION  4.     CONDITIONS  PRECEDENT
                ---------------------
     4.1 Conditions Precedent to Closing Date Loans and Letter of Credit Accommodations
     .  Each  of  the  following  is  a condition precedent to Agent and Lenders making the initial Loans and providing the initial Letter of Credit Accommodations hereunder on the Closing Date:
     (a) Agent shall have received, in form and substance reasonably satisfactory to Agent, all releases, terminations and such other documents as Agent may request to evidence and effectuate the payoff and termination of (i) the LaSalle Indenture and (ii) the Prior Obligations and the Prior Loan Agreement and the termination and release by it or them, as the case may be, of any interest in and to any assets and properties of Borrower and each Guarantor, duly authorized, executed and delivered by it or each of them.
(b) Agent shall have received, in form and substance reasonably satisfactory to Agent and its counsel, a duly executed copy of this Agreement and the other Financing Agreements, together with such additional documents, instruments, opinions and certificates as Agent and its counsel shall reasonably require in connection therewith (including, without limitation, all items set forth in Exhibit E except to the extent such items are not required to be delivered on the date hereof), all in form and substance reasonably satisfactory to Agent and its counsel.
(c) all requisite corporate action and proceedings in connection with this Agreement and the other Financing Agreements shall be reasonably satisfactory in form and substance to Agent, and Agent shall have received all information and copies of all documents, including records of requisite corporate action and proceedings which Agent may have reasonably requested in connection therewith, such documents where reasonably requested by Agent or its counsel to be certified by appropriate corporate officers or Governmental Authority (and including a copy of the certificate of incorporation of Borrower and each
Guarantor certified by the Secretary of State (or equivalent Governmental Authority) which shall set forth the same complete corporate name of Borrower or such Guarantor as is set forth herein and such document as shall set forth the organizational identification number of Borrower or such Guarantor, if one is issued in its jurisdiction of incorporation);
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
(d) no material adverse change shall have occurred in the assets or business of Borrower or any Obligor since the date of Agent's latest field examination (not including for this purpose the field review referred to in clause (g) below) and no change or event shall have occurred which would materially impair the ability of Borrower or any Obligor to perform its obligations hereunder or under any of the other Financing Agreements to which it is a party or of Agent or any Lender to enforce the Obligations or realize upon the Collateral;
(e) Borrower and its Subsidiaries shall be in compliance, in all material respects, with all applicable foreign and U.S. federal, state and local laws and regulations, including all applicable environmental laws and regulations;
(f) All necessary governmental and material third party approvals required in connection with this Agreement shall have been obtained and shall be in effect;
(g) Agent shall have completed a field review of the Records and such other information with respect to the Collateral as Agent may require to determine the amount of Loans available to Borrower (including, without limitation, current perpetual inventory records and/or roll-forwards of Accounts and Inventory through the date of closing and test counts of the Inventory in a manner reasonably satisfactory to Agent, together with such supporting documentation as may be necessary or appropriate, and other documents and information that will enable Agent to accurately identify and verify the Collateral), the results of which in each case shall be reasonably satisfactory to Agent, not more than seven (7) Business Days prior to the date hereof;
(h) Agent shall have received, in form and substance reasonably satisfactory to Agent, all consents, waivers, acknowledgments and other agreements from third persons which Agent may reasonably deem necessary or desirable in order to permit, protect and perfect its security interests in and liens upon the Collateral or to effectuate the provisions or purposes of this Agreement and the other Financing Agreements, including, without limitation, Collateral Access Agreements by owners and lessors of leased premises of Borrower and each Guarantor and by processors and warehouses at which Collateral is located;
(i) Excess Availability (based on the Borrowing Base and Export-Related Borrowing Base reflected in the most recent Borrowing Base Certificate delivered to Agent on or prior to the date hereof), as of the date hereof, shall be not less than $7,500,000 after giving effect to (i) all Loans to be made and the Letter of Credit Accommodations to be issued in connection with the closing of the transactions hereunder and (ii) payment of all fees and expenses in connection with the transactions under this Agreement and the other Financing Agreements;
(j) Agent shall have received, in form and substance reasonably satisfactory to Agent, Deposit Account Control Agreements by and among Agent, Borrower and each Guarantor, as the case may be, and each bank where Borrower or such Guarantor, as the case may be, has a deposit account, in each case, duly authorized, executed and delivered by such bank and Borrower or such Guarantor, as the case may be (or Agent shall be the bank's customer with respect to such deposit account as Agent may specify);
(k) Agent shall have received evidence, in form and substance reasonably satisfactory to Agent, that Agent has a valid perfected first priority security interest in all of the Collateral, subject to liens permitted under this Agreement;
(l) Agent shall have received and reviewed lien and judgment search results for the jurisdiction of incorporation of Borrower and each Guarantor, the jurisdiction of the chief executive office of Borrower and each Guarantor and all jurisdictions in which assets of Borrower and Guarantors are located, which search results shall be in form and substance reasonably satisfactory to Agent;
(m) Agent shall have received the results of database and similar environmental searches of the Real Property subject to the Mortgages, confirming that since the last environmental reports received by Agent on such Real Property, the Borrower is not subject to any material potential or actual liability with respect to any environmental condition in connection with such Real Property;
(n) Agent shall have received, in form and substance reasonably satisfactory to Agent, evidence of the insurance coverage required to be maintained under
Section 9.5, including (i) casualty insurance certificates of Borrower and Guarantors naming Agent as an additional insured, (ii) mortgagee's and lender's loss payee endorsements in favor of Agent as to casualty and business interruption insurance and containing all endorsements, assurances or affirmative coverage reasonably requested by Agent for protection of its interests and (iii) mortgagee's title insurance by a company and agent reasonably acceptable to Agent, (A) insuring the priority, amount and sufficiency of the mortgage, deed of trust or deed to secure debt in favor of Agent on each parcel or real estate included in the calculation of the Borrowing Base, (B) insuring against (except to the extent waived by Agent) matters that would be disclosed by surveys and (C) containing any endorsements and assurances of affirmative coverage reasonably requested by Agent for protection of its interests;
(o) Agent shall have received originals of the stock certificates representing (i) all of the issued and outstanding shares of the Capital Stock of Borrower, (ii) all of the issued and outstanding shares of the Capital Stock of each Subsidiary of Borrower organized in the United States and owned by Borrower or any Guarantor and (iii) 66 2/3% of the issued and outstanding shares of the Capital Stock of each Subsidiary of Borrower organized outside the United States (other than Brazil) and directly owned by Borrower or any Guarantor, in each case together with stock powers duly executed in blank with respect thereto;
(p) Agent shall have received, in form and substance reasonably satisfactory to Agent, such opinion letters of counsel to Borrower and Guarantors with respect to the Financing Agreements and such other matters as Agent may reasonably request;
(q)     [Intentionally  Omitted];
(r) Agent shall have received evidence that Borrower has received (i) cash equity contributions from Equity Sponsor in an amount not less than $50,000,000, and (iii) net cash proceeds of not less than $110,000,000 from the issuance of the Senior Notes, which in each case shall be on terms and conditions reasonably satisfactory to the Agent;
(s) Agent shall have received evidence that (i) the transactions described in the Acquisition Agreement shall have been consummated in accordance with the terms of the Acquisition Agreement, (ii) all consents and approvals required to consummate the acquisition of all the Capital Stock of Borrower by Holdings were obtained and (iii) the aggregate consideration for the purchase of such Capital Stock was not in excess of $43,750,000; and
(t) Agent shall have received payment of all fees and expenses then owing to them, including with out limitation those fees due and owing under Section 3.2.
     4.2 Conditions Precedent to Closing Date and Future Loans and Letter of Credit Accommodations
     . Each of the following is a condition precedent to Loans to be made and/or Letter of Credit Accommodations to be provided to Borrower after the Closing Date, and is an additional condition precedent to the initial Loans and Letter of Credit Accommodations to be made and provided on the Closing Date.
     (a) all representations and warranties contained herein and in the other Financing Agreements shall be true and correct in all material respects (and it shall be conclusively presumed that all of the same have been relied on by Agent and Lenders) with the same effect as though such representations and warranties had been made on and as of the date of the making of each such Loan or providing each such Letter of Credit Accommodation and upon giving effect thereto, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date);
(b) no law, regulation, order, judgment or decree of any Governmental Authority shall exist, which purports to enjoin, prohibit, restrain the making of the Loans or providing the Letter of Credit Accommodations; and
(c)     no  Default  or  Event  of  Default  shall exist or have occurred and be continuing on and as of the date of the making of such Loan or providing each such Letter of Credit Accommodation and upon giving effect thereto.
     4.3 Additional Conditions Precedent to Exim Revolving Loans and Exim Letter of Credit Accommodations
     . Each of the following is a condition precedent to the Exim Revolving Loans and/or providing Exim Letter of Credit Accommodations and shall be in addition to, as applicable, (i) the conditions set forth in Sections 4.1 and 4.2 for such Exim Revolving Loans and/or Exim Letter of Credit Accommodations to be made on the Closing Date and (ii) the conditions set forth in Section 4.2 for such Exim Revolving Loans and Exim Letter of Credit Accommodations to be made after the Closing Date.
     (a) Exim shall have provided its prior written consent to the terms and conditions of this Agreement and the related Financing Agreement;
(b) Agent shall have received a duly executed copy of each of the Exim Guarantee Documents, together with such additional agreements, documents, instruments, opinions and certificates as Exim shall require and as Agent shall reasonably require in connection therewith from time to time, all in form and substance satisfactory to Exim, and reasonably satisfactory to Agent and Required Lenders;
(c) All other conditions and requirements for the making of an Exim Revolving Loan and/or an Exim Letter of Credit Accommodation, as set forth in the Exim Guarantee Documents, shall have been satisfied;
(d) Agent and the Lenders shall not otherwise be prohibited from making an Exim Revolving Loan or providing an Exim Letter of Credit Accommodation pursuant to the terms and conditions of the Exim Guarantee Documents; and
(e) The Exim Guarantee shall be in full force and effect and no defenses shall exist to the enforcement by Agent of the guarantee provisions under the Exim Guarantee.
SECTION  5.     GRANT  AND  PERFECTION  OF  SECURITY  INTEREST
                ----------------------------------------------
     5.1     Grant  of  Security  Interest
     . To secure payment and performance of all Obligations, Borrower and each Guarantor hereby grants to Agent, for itself and the ratable benefit of Lenders, a continuing security interest in, a lien upon, and a right of set off against, and hereby assigns to Agent, for itself and the ratable benefit of Lenders, as security, all personal property and fixtures, of Borrower and each Guarantor, whether now owned or hereafter acquired or existing, and wherever located (together with all other collateral security for the Obligations at any time granted by Borrower or any Obligor to or held or acquired by Agent or any
Lender,  collectively,  the  "Collateral"),  including,  without  limitation:
     (a)     all  Accounts;
(b) all general intangibles, including, without limitation, all Intellectual Property;
(c)     all  goods,  including,  without  limitation,  Inventory  and Equipment;
(d)     all  fixtures;
(e) all chattel paper, including, without limitation, all tangible and electronic chattel paper;
(f)     all  instruments,  including,  without limitation, all promissory notes;
(g)     all  documents;
(h)     all  deposit  accounts;
(i) all letters of credit, banker's acceptances and similar instruments and including all letter-of-credit rights;
(j) all supporting obligations and all present and future liens, security interests, rights, remedies, title and interest in, to and in respect of Receivables and other Collateral, including (i) rights and remedies under or relating to guaranties, contracts of suretyship, letters of credit and credit and other insurance related to the Collateral, (ii) rights of stoppage in transit, replevin, repossession, reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, (iii) goods described in invoices, documents, contracts or instruments with respect to, or otherwise representing or evidencing, Receivables or other Collateral, including returned, repossessed and reclaimed goods, and (iv) deposits by and property of account debtors or other persons securing the obligations of account debtors;
(k) all (i) investment property (including securities, whether certificated or uncertificated, securities accounts, security entitlements, commodity contracts or commodity accounts) and (ii) monies, credit balances, deposits and other property of Borrower or any Guarantor now or hereafter held or received by or in transit to Agent, any Lender or its Affiliates or at any other depository or other institution from or for the account of Borrower or any Guarantor, whether for safekeeping, pledge, custody, transmission, collection or otherwise;
(l) all commercial tort claims, including, without limitation, those identified in the Information Certificate;
(m)     to  the  extent  not  otherwise  described  above,  all  Receivables;
(n)     all  Records;  and
(o) all products and proceeds of the foregoing, in any form, including insurance proceeds and all claims against third parties for loss or damage to or destruction of or other involuntary conversion of any kind or nature of any or all of the other Collateral.
     Notwithstanding the foregoing, in no event shall the Collateral consist of any of the Capital Stock of Brazil or more than sixty-six and two-thirds percent (66%) of the Capital Stock of any other Foreign Subsidiary.
     5.2     Perfection  of  Security  Interests.
     (a) Borrower and each Guarantor irrevocably and unconditionally authorizes Agent (or its agent) to file at any time and from time to time such financing statements with respect to the Collateral naming Agent or its designee as the secured party and Borrower or such Guarantor as debtor, as Agent may reasonably require, and including any other information with respect to Borrower or such Guarantor or otherwise required by part 5 of Article 9 of the Uniform Commercial Code of such jurisdiction as Agent may determine, together with any amendment and continuations with respect thereto, which authorization shall apply to all financing statements filed on, prior to or after the date hereof. Borrower and each Guarantor hereby ratifies and approves all financing statements naming Agent or its designee as secured party and Borrower or such Guarantor, as the case may be, as debtor with respect to the Collateral (and any amendments with respect to such financing statements) filed by or on behalf of Agent prior to the date hereof to the extent the same are consistent with the terms hereof and ratifies and confirms the authorization of Agent to file such financing statements (and amendments, if any). Borrower and each Guarantor hereby authorizes Agent to adopt on behalf of Borrower or such Guarantor any symbol required for authenticating any electronic filing. In the event that the description of the collateral in any financing statement naming Agent or its designee as the secured party and Borrower or any Guarantor as debtor includes assets and properties of Borrower or such Guarantor that do not at any time constitute Collateral, whether hereunder, under any of the other Financing Agreements or otherwise, the filing of such financing statement shall nonetheless be deemed authorized by Borrower or such Guarantor to the extent of the Collateral included in such description and it shall not render the financing statement ineffective as to any of the Collateral or otherwise affect the financing statement as it applies to any of the Collateral; provided,
                                                                       --------
however,  that  promptly  after  request  therefor,  Agent shall properly file a
-------
correction to such financing statement and/or a partial release with respect to those assets that are not (or are no longer required to be) Collateral (including those assets which Borrower or any Guarantor is permitted to sell or otherwise dispose of in accordance with the terms of this Agreement) effective to release the Agent's and Lenders' lien on such assets. In no event shall Borrower or any Guarantor at any time file, or permit or cause to be filed, any correction statement or termination statement with respect to any financing statement (or amendment or continuation with respect thereto) naming Agent or its designee as secured party and Borrower or such Guarantor as debtor.
(b) Borrower and each Guarantor does not have any chattel paper (whether tangible or electronic) or instruments as of the date hereof, except as set forth in the Information Certificate. In the event that Borrower or any Guarantor shall be entitled to or shall receive any chattel paper or instrument after the date hereof, Borrower or such Guarantors shall promptly notify Agent thereof in writing. Promptly upon the receipt thereof by Borrower or any Guarantor (including by any agent or representative), Borrower or such Guarantor shall deliver, or cause to be delivered to Agent, all tangible chattel paper and instruments that Borrower or such Guarantor has or may at any time acquire, accompanied by such instruments of collateral assignment duly executed in blank as Agent may from time to time reasonably request, in each case except as Agent may otherwise agree. At Agent's option, Borrower and each Guarantor shall, or Agent may at any time on behalf of Borrower or any Guarantor, cause the original of any such instrument or chattel paper to be conspicuously marked in a form and manner acceptable to Agent with the following legend referring to chattel paper or instruments as applicable: "This [chattel paper][instrument] is subject to the security interest of Wachovia Capital Finance Corporation (Central) and any sale, transfer, assignment or encumbrance of this [chattel paper][instrument] violates the rights of such secured party."
(c) In the event that Borrower or any Guarantor shall at any time hold or acquire an interest in any electronic chattel paper or any "transferable record" (as such term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction), Borrower or such Guarantor shall promptly notify Agent thereof in writing. Promptly upon Agent's request, Borrower or such Guarantor shall take, or cause to be taken, such actions as Agent may reasonably request to give Agent control of such electronic chattel paper under Section 9-105 of the UCC and control of such transferable record under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as in effect in such jurisdiction.
(d) Borrower and each Guarantor does not have any deposit accounts as of the date hereof, except as set forth in the Information Certificate. Borrower and Guarantors shall not, directly or indirectly, after the date hereof open, establish or maintain any deposit account unless each of the following conditions is satisfied: (i) Agent shall have received not less than five (5) Business Days prior written notice of the intention of Borrower or any Guarantor to open or establish such accounts which notice shall specify in reasonable detail and specificity the name of the account, the owner of the account, the name and address of the bank at which such account is to be opened or established, the individual at such bank with whom Borrower or such Guarantor is dealing and the purpose of the account, (ii) the bank where such account is opened or maintained shall be reasonably acceptable to Agent, and (iii) on or before the opening of such deposit account, Borrower or such Guarantor shall deliver to Agent a Deposit Account Control Agreement with respect to such deposit account duly authorized, executed and delivered by Borrower or such Guarantor and the bank at which such deposit account is opened and maintained. The terms of this subsection (d) shall not apply to deposit accounts specifically and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of Borrower's or any Guarantor's salaried employees.
(e) Neither Borrower nor any Guarantor owns or holds, directly or indirectly, beneficially or as record owner or both, any investment property, as of the date hereof, or have any investment account, securities account, commodity account or other similar account with any bank or other financial institution or other securities intermediary or commodity intermediary as of the date hereof, in each case except as set forth in the Information Certificate.
     (i) In the event that Borrower or any Guarantor shall be entitled to or shall at any time after the date hereof hold or acquire any certificated securities, Borrower or such Guarantor shall promptly collaterally assign and deliver the same to Agent, accompanied by an endorsement in blank as Agent may from time to time reasonably request. If any securities, now or hereafter acquired by Borrower or any Guarantor are uncertificated and are issued to
Borrower  or  such  Guarantor  or  its  nominee  directly by the issuer thereof,
Borrower  or  such  Guarantor  shall  immediately notify Agent thereof and shall cause  the  issuer  to  agree  to comply with instructions from Agent as to such securities  upon  and  during  the  continuation of an Event of Default, without further  consent  of  Borrower  or  any  Guarantor  or  such  nominee.
(ii) Borrower and Guarantors shall not, directly or indirectly, after the date hereof open, establish or maintain any investment account, securities account, commodity account or any other similar account (other than a deposit account) with any securities intermediary or commodity intermediary unless each of the following conditions is satisfied: (A) Agent shall have received not less than five (5) Business Days prior written notice of the intention of Borrower or such Guarantor to open or establish such account, which notice shall specify in reasonable detail and specificity the name of the account, the owner of the account, the name and address of the securities intermediary or commodity intermediary at which such account is to be opened or established, the individual at such intermediary with whom Borrower or such Guarantor is dealing and the purpose of the account, (B) the securities intermediary or commodity intermediary (as the case may be) where such account is opened or maintained shall be reasonably acceptable to Agent, and (C) on or before the opening of such investment account, securities account or other similar account with a securities intermediary or commodity intermediary, Borrower or such Guarantor shall execute and deliver, and cause to be executed and delivered to Agent, an Investment Property Control Agreement with respect thereto duly authorized, executed and delivered by Borrower or such Guarantor and such securities intermediary or commodity intermediary.
     (f) Borrower and Guarantors are not the beneficiary or otherwise entitled to any right to payment under any letter of credit, banker's acceptance or similar instrument as of the date hereof, except as set forth in the Information Certificate. In the event that Borrower or any Guarantor shall be entitled to or shall receive any right to payment under any letter of credit, banker's acceptance or any similar instrument, whether as beneficiary thereof or otherwise after the date hereof, Borrower or such Guarantor shall promptly notify Agent thereof in writing. Borrower or such Guarantor shall deliver, or cause to be delivered to Agent, with respect to any such letter of credit, banker's acceptance or similar instrument, the written agreement of the issuer and any other nominated person obligated to make any payment in respect thereof (including any confirming or negotiating bank), in form and substance reasonably satisfactory to Agent, consenting to the assignment of the proceeds of the letter of credit to Agent by Borrower or such Guarantor and agreeing to make all payments thereon upon and during the continuation of an Event of Default directly  to  Agent  or  as  Agent  may  otherwise  direct.
(g) Borrower and Guarantors do not have any commercial tort claims as of the date hereof, except as set forth in the Information Certificate. In the event that Borrower or any Guarantor shall at any time after the date hereof have any commercial tort claims, Borrower or such Guarantor shall promptly notify Agent thereof in writing, which notice shall (i) set forth in reasonable detail the basis for and nature of such commercial tort claim and (ii) include the express grant by Borrower or such Guarantor to Agent of a security interest in such commercial tort claim (and the proceeds thereof). In the event that such notice does not include such grant of a security interest, the sending thereof by Borrower or such Guarantor to Agent shall be deemed to constitute such grant to Agent. Upon the sending of such notice, any commercial tort claim described therein shall constitute part of the Collateral and shall be deemed included therein. Without limiting the authorization of Agent provided in Section 5.2(a) hereof or otherwise arising by the execution by Borrower or such Guarantor of this Agreement or any of the other Financing Agreements, Agent is hereby irrevocably authorized from time to time and at any time to file such financing statements naming Agent or its designee as secured party and Borrower or such Guarantor as debtor, or any amendments to any financing statements, covering any such commercial tort claim as Collateral.
(h) Borrower and Guarantors do not have any goods, documents of title or other Collateral in the custody, control or possession of a third party as of the date hereof, except as set forth in the Information Certificate and except for goods located in the United States in transit to a location of Borrower or Guarantor permitted herein in the ordinary course of business of Borrower or such Guarantor in the possession of the carrier transporting such goods. In the event that any goods, documents of title or other Collateral are at any time after the date hereof in the custody, control or possession of any other person not referred to in the Information Certificate or such carriers, Borrower and Guarantors shall promptly notify Agent thereof in writing. Promptly upon
Agent's request, Borrower and Guarantors shall deliver to Agent a Collateral Access Agreement duly authorized, executed and delivered by such person and Borrower or the Guarantor that is the owner of such Collateral.
(i) Borrower and Guarantors shall take any other actions reasonably requested by Agent from time to time to cause the attachment, perfection and first priority of, and the ability of Agent to enforce, the security interest of Agent in any and all of the Collateral, including, without limitation, (i) executing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the UCC or other applicable law, to the extent, if any, that Borrower's or Guarantors' signature thereon is required therefor, (ii) causing Agent's name to be noted as secured party on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or ability of Agent to enforce, the security interest of Agent in such Collateral, (iii) complying with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of Agent to enforce, the security interest of Agent in such Collateral, (iv) obtaining the consents and approvals of any Governmental Authority or third party, including, without limitation, any consent of any licensor, lessor or other person obligated on Collateral, and taking all actions required by any earlier versions of the UCC or by other law, as applicable in any relevant jurisdiction.
(j) To the extent Borrower or any Guarantor consigns Inventory to any consignee, Borrower will, prior to such consignment, cause the following to be delivered to Agent with respect to each consigned location, in each case in form and substance satisfactory to Agent: (i) copies of UCC financing statements naming Borrower or such Guarantor as consignor and the applicable customer as consignee covering such Inventory and naming Agent as assignee thereof, (ii) if applicable, a copy of a notification letter executed by Borrower or such Guarantor as delivered to any secured lender of such consignee which has a lien on consignee's Inventory notifying such secured lender of Agent's lien on such consigned Inventory; provided, that, if such Inventory is already consigned to
                       --------  ----
such consignee prior to such secured lender receiving said notice, to the extent Borrower desires to include such consigned Inventory within Eligible Inventory, Agent shall receive an acknowledgement letter from such secured lender pursuant to which such lender waives any lien on such consigned Inventory and recognizes Agent's lien on such consigned Inventory and (iii) to the extent the Value of Inventory at any consigned location is in excess of $250,000, a Collateral Access Agreement from such consignee in favor of Agent plus, at Agent's request
                                                        ----
upon the occurrence and during the continuation of an Event of Default, copies of applicable shipping and invoice documents evidencing and identifying the Inventory delivered to such consigned location.
SECTION  6.     COLLECTION  AND  ADMINISTRATION
                -------------------------------
     6.1     Borrower's  Loan  Accounts
     . Agent shall maintain one or more loan account(s) (each, a "loan account") on its books in which shall be recorded (a) all Loans, Letter of Credit Accommodations and other Obligations and the Collateral, (b) all payments made by Borrower or any Guarantor and (c) all other appropriate debits and credits as provided in this Agreement, including fees, charges, costs, expenses and interest. All entries in the loan account(s) shall be made in accordance with Agent's customary practices as in effect from time to time.
     6.2     Statements
     . Agent shall render to Borrower each calendar month a statement setting forth the outstanding balance in Borrower's loan account(s) maintained by Agent for Borrower pursuant to the provisions of this Agreement, including principal, interest, fees, costs and expenses. Each such statement shall be subject to subsequent adjustment by Agent but shall, absent manifest errors or omissions, be considered correct and deemed accepted by Borrower and Guarantors and conclusively binding upon Borrower and Guarantors as an account stated except to the extent that Agent receives a written notice from Borrower of any specific exceptions of Borrower thereto within thirty (30) days after the date such statement has been received by Borrower. Until such time as Agent shall have rendered to Borrower a written statement as provided above, the balance in Borrower's loan account(s) shall be presumptive evidence of the amounts due and owing to Agent and Lenders by Borrower and Guarantors.
     6.3     Collection  of  Accounts.
     (a) Borrower shall establish and maintain, at its expense, lockboxes and related blocked accounts (in either case, "Blocked Accounts"), with such banks as are reasonably acceptable to Agent into which Borrower shall promptly deposit and direct account debtors to directly remit all payments on Receivables and all payments constituting proceeds of Inventory or other Collateral in the identical form in which such payments are made, whether by cash, check or other manner. Borrower shall deliver, or cause to be delivered to Agent a Depository Account Control Agreement duly authorized, executed and delivered by each bank where a Blocked Account is maintained as provided in Section 5.2 hereof. Borrower agrees that at the election of Agent, upon the occurrence and during the continuation of a Trigger Event, all payments made to such Blocked Accounts or other funds received and collected by Agent or any Lender, whether in respect of the Receivables, as proceeds of Inventory or other Collateral or otherwise shall be directed to the Agent Payment Account on a daily basis and, at Agent's election upon the occurrence and during the continuation of an Event Default, shall be treated as payments to Agent and Lenders in respect of the Obligations and therefore such payments shall constitute the property of Agent and Lenders to the extent of the then outstanding Obligations. To the extent no Event of Default has occurred and is continuing, amounts in the Agent Payment Account shall be disbursed as directed by Borrower. For the avoidance of doubt, unless and until a Trigger Event shall have occurred and shall be continuing, Borrower shall have the sole and exclusive right to make or direct payments and withdrawals  from  the  Blocked  Accounts.
(b) For purposes of calculating the amount of the Loans available to Borrower, amounts on deposit in the Agent Payment Account will be applied (conditional upon final collection) to the Obligations on the Business Day of receipt by Agent of immediately available funds in the Agent Payment Account; provided such payments and notice thereof are received in accordance with Agent's usual and customary practices as in effect from time to time and within sufficient time to credit Borrower's loan account on such day, and if not, then on the next Business Day. For the purposes of calculating interest on the Obligations, such payments or other funds received will be applied (conditional upon final collection) to the Obligations the next Business Day following the date of receipt of immediately available funds by Agent in the Agent Payment Account provided such payments or other funds and notice thereof are received in accordance with Agent's usual and customary practices as in effect from time to time and within sufficient time to credit Borrower's loan account on such day, and if not, then on the next Business Day. As between the Agent and the Lenders, the economic benefit of the timing in the application of payments (and the administrative charge with respect thereto, if applicable) shall be for the sole benefit of Agent.
(c) Borrower and each Guarantor shall, and shall cause their respective shareholders, directors, employees, agents, Subsidiaries or other Affiliates to, immediately upon receipt of any monies, checks, notes, drafts or any other payment relating to and/or proceeds of Accounts or other Collateral which come into their possession or under their control, deposit or cause the same to be deposited in the Blocked Accounts. Borrower and each Guarantor agrees to reimburse Agent within five (5) Business Days after demand for any amounts owed or paid to any bank at which a Blocked Account or any other deposit account is established or any other bank or person involved in the transfer of funds to or from the Blocked Accounts arising out of Agent's payments to or indemnification of such bank or person. The obligation of Borrower and each Guarantor to reimburse Agent for such amounts pursuant to this Section 6.3 shall survive the termination of this Agreement.
(d) Notwithstanding anything herein to the contrary, all proceeds received in the Agent Payment Account that originated from a Guarantor shall, to the extent applied to the Obligations, be deemed (i) if Agent has made demand of payment under such Guarantor's guaranty or an Event of Default has occurred under Section 10.1(g) or Section 10.1(h) hereof with respect to such Guarantor, a payment on such Guarantor's guaranty in favor of Agent, (ii) to the extent such Guarantor owes monetary obligations to Borrower and clause (i) is not otherwise applicable, a repayment of such Guarantor's obligations to Borrower or
(iii) to the extent no such monetary obligations are owing from such Guarantor to Borrower and clause (i) is not otherwise applicable, a loan from such Guarantor to Borrower subject to the terms of Section 9.10(g) hereof.
     6.4     Payments.
     (a) All Obligations shall be payable to the Agent Payment Account as provided in Section 6.3 or such other place as Agent may designate from time to time in writing to Borrower. Agent shall apply payments to the extent received or collected from any Borrower or any Obligor or for the account of such Borrower or such Obligor (including the monetary proceeds of collections or of realization upon any Collateral) as follows (provided that payments received from the Exim Guarantee, proceeds of Exim Primary Collateral and allocations among Exim Revolving Loans, Non-Exim Revolving Loans, Exim Letter of Credit Accommodations and Non-Exim Revolving Credit Accommodations shall be applied and allocated solely in accordance with clause (D) of this Section 6.4):
     (i) so long as no Priority Event shall have occurred and be continuing, or will result from any of the following payment applications, first, to pay in full all indemnities or expense reimbursements then due to Agent from Borrower and Guarantors (other than fees);
second, to pay in full indemnities or expense reimbursements then due to Lenders from Borrower and Guarantors (other than fees);
third, to pay in full all fees payable by Borrower under the Financing Agreements then due;
fourth, to pay in full interest due in respect of the Loans (including interest payable in respect of the Revolving Loans and Special Agent Advances); fifth, to pay or prepay principal in respect of Special Agent Advances;
sixth, to pay principal in respect of the Revolving Loans then outstanding (whether or not then due) until paid in full;
seventh, to cash collateralize any outstanding Letter of Credit Accommodations during the continuation of an Event of Default, which cash collateral shall be released if such Event of Default shall no longer be continuing and in the absence of any other Event of Default then outstanding;
eighth, to pay or prepay any other Obligations whether or not then due, in such order and manner as Agent determines; and
ninth, to Borrower or any other Person then entitled thereto in accordance with applicable law.
provided,  that,  in each instance set forth above in Section 6.4(a)(i), so long
--------   ----
as no Priority Event has occurred and is continuing, Section 6.4(a)(i) shall not be deemed to apply to any payment by a Borrower specified by such Borrower to be for the payment of specific Obligations then due and payable (or prepayable) under and in accordance with any provision of this Agreement;
     and
     (ii) from and after the occurrence and during the continuance of a Priority Event, first,  to  pay  in  full  the  expenses  of  Agent  for the collection and enforcement  of  the  Obligations  and for the protection, preservation or sale, disposition or other realization upon the Collateral, including all expenses, liabilities and advances incurred or made by or on behalf of Agent, in connection therewith (including reasonable attorneys' fees and legal expenses and other expenses of Agent);
second, to the extent proceeds remain after the application pursuant to the preceding clause, to pay all Obligations (other than Product Obligations) until paid in full, in cash or other immediately available funds, in such order and manner as Agent shall elect in its discretion (including cash collateral for any outstanding Letter of Credit Accommodations in accordance with Section 13.1(a) hereof; provided, however, that such cash collateral shall be returned to
Borrower  if  such  Priority  Event  shall  no  longer  be  continuing);
third, to the extent proceeds remain after the application pursuant to the preceding two clauses, to pay any outstanding Product Obligations; and fourth, to Borrower or to any other Person then entitled thereto in accordance with applicable law.
Notwithstanding anything contained in this Section 6.4 or this Agreement to the contrary,
     (A)     [Intentionally  Omitted];
(B) should any payment or distribution on security or instrument or the proceeds thereof be received by a Lender other than in accordance with this
Section 6.4, such Lender shall receive and hold the same in trust, for the benefit of Agent and Lenders or the Borrower (to the extent such parties are then entitled thereto in accordance with this Agreement) and shall forthwith deliver the same to such party (together with any endorsement or assignment of such Lender where necessary), in the case of delivery to the Agent, for application by Agent to the Obligations in accordance with the terms of this
Section  6.4;
(C) unless so directed by Borrower, or unless an Event of Default shall have occurred and be continuing, Agent shall not apply any payments which it receives to any Eurodollar Rate Loans, except (1) on the expiration date of the Interest Period applicable to any such Eurodollar Rate Loans or (2) in the event that there are no outstanding Prime Rate Loans. With respect to any Loans to the extent not specified above, Agent may apply payments to such Loans in such order as Agent shall determine; and
(D) unless otherwise agreed to by Agent, Required Lenders and Exim, (1) all proceeds of Exim Primary Collateral and all payments received from the Exim Guarantee shall be applied first, to reduce the "Loan Facility Obligations" (as
                            -----
such term is defined in the Exim Guarantee) in such order as set forth in the Exim Guarantee Documents or, if not set forth therein, in such order as Agent shall determine, until paid in full and second, to any other Obligations in such
                                        ------
order as set forth in the Exim Guarantee Documents or, if not set forth therein, in such order as set forth in Section 6.4(a)(i) or (ii), as applicable, and (2) all proceeds from other Collateral that is required under Section 6.4(a)(i) or
(ii) to be applied to the Revolving Loans and to cash collateralize the Letter of Credit Accommodations shall be applied first, to reduce the Non-Exim Revolving Loans until paid in full, second, to cash collateralize the Non-Exim Letter of Credit Accommodations, third, to reduce the Exim Revolving Loans until paid in full and fourth, to cash collateralize the Exim Letter of Credit Accommodations.
     (b) At Agent's option, Agent may make a Revolving Loan in the amount of all principal, interest, fees, costs, expenses and other charges provided for in this Agreement or the other Financing Agreements due to it or the Lenders from time to time under the Financing Agreements and a description thereof shall be set forth in the monthly statement provided under Section 6.2 hereof.
(c) Borrower shall make all payments to Agent and Lenders on the Obligations free and clear of, and without deduction or withholding for or on account of, any setoff, counterclaim, defense, duties, taxes, levies, imposts, fees, deductions, withholding, restrictions or conditions of any kind; provided, that
                                                                  --------
to the extent Borrower is required by law to deduct or withhold any taxes in respect of any sum payable hereunder as a result of a Lender's breach of any representation or warranty in its Assignment and Acceptance as to its tax status or otherwise, Borrower may deduct or withhold such taxes, subject to Section 6.4(d), and may pursue any claims it has at law against such Lender. If after receipt of any payment of, or proceeds of Collateral applied to the payment of, any of the Obligations, Agent or any Lender is required to surrender or return such payment or proceeds to any Person for any reason, then the Obligations intended to be satisfied by such payment or proceeds shall be reinstated and continue and this Agreement shall continue in full force and effect as if such payment or proceeds had not been received by Agent or such Lender. Borrowers shall be liable to pay to Agent, and does hereby indemnify and hold Agent and Lenders harmless for the amount of any payments or proceeds surrendered or returned. This Section 6.4(b) shall remain effective notwithstanding any contrary action which may be taken by Agent or any Lender in reliance upon such payment or proceeds. This Section 6.4 shall survive the payment of the Obligations and the termination of this Agreement.
(d) If Borrower shall be required by law to deduct or withhold any taxes from or in respect of any sum payable hereunder to Agent or any Lender, then the sum payable shall be increased as necessary so that after making all required deductions and withholdings such Lender (or Agent on behalf of such Lender) receives an amount equal to the sum it would have received had no such deductions or withholdings been made; provided, that no Lender shall be entitled
                                      --------
to  such  additional payments pursuant to this Section 6.4(d) to the extent that
                                               --------------
Borrower's obligation to deduct or withhold such taxes was caused as a result of such Lender's breach of any representation, warranty or obligation in its Assignment and Acceptance relating to its tax status.
     6.5     Request  For  and  Authorization  to  Make  Loans
     . Borrower may make a request for Loans and Letter of Credit Accommodations, and Agent and Lenders are authorized to make Loans and provide Letter of Credit Accommodations, based upon telephonic or other instructions given and received from any officer of Borrower or any other authorized person (or anyone that Agent believes in good faith to be an officer of Borrower or other authorized Person) or, at the discretion of Agent, if such Loans are necessary to satisfy any Obligations. All requests for Loans or Letter of Credit Accommodations hereunder shall specify whether such Loan or Letter of Credit Accommodation is an Exim Revolving Loan, Exim Letter of Credit
Accommodation, Non-Exim Revolving Loan or Non-Exim Letter of Credit Accommodation, the date on which the requested advance is to be made or Letter of Credit Accommodations established (which day shall be a Business Day) and the amount of the requested Loan. Requests received after 11:00 a.m. Chicago time on any day shall be deemed to have been made as of the opening of business on the immediately following Business Day. All Loans and Letter of Credit Accommodations under this Agreement shall be conclusively presumed to have been made to, and at the request of and for the benefit of, Borrower or any Guarantor when deposited to the credit of Borrower or any Guarantor or otherwise disbursed or established in accordance with the instructions of Borrower or any Guarantor or in accordance with the terms and conditions of this Agreement.
     6.6     Use  of  Proceeds
     . All Non-Exim Revolving Loans made or Non-Exim Letter of Credit Accommodations provided to or for the benefit of Borrower pursuant to the provisions hereof shall be used by Borrower for general operating, working capital and other proper corporate purposes of Borrower not otherwise prohibited by the terms hereof; provided, that a portion of the Non-Exim Revolving Loans
                        --------
may be used to repay Indebtedness existing under the Indenture in accordance with Section 9.23. All Exim Revolving Loans made or Exim Letter of Credit Accommodations provided to or for the benefit of Borrower pursuant to the provisions hereof shall be used by Borrower only for the manufacturing of, production of, or purchase and subsequent export sale of, finished goods which are intended for export from the United States and as more particularly described in the Exim Guarantee Documents. None of the proceeds of the Loans will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security or for the purposes of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the Loans to be considered a "purpose credit" within the meaning of Regulation U of the Board of Governors of the
Federal  Reserve  System,  as  amended.
     6.7     [Intentionally  Omitted].
6.8     Pro  Rata  Treatment
     .  Except  to  the  extent  otherwise  provided in this Agreement:  (a) the making and conversion of Loans shall be made among the Lenders based on their respective Pro Rata Shares as to the applicable Loans and (b) each payment on account of any Obligations to or for the account of one or more of Lenders in respect of any Obligations due on a particular day shall be allocated among the Lenders entitled to such payments based on their respective Pro Rata Shares of such Obligations and shall be distributed accordingly.
     6.9     Sharing  of  Payments,  Etc.
     (a) Borrower and each Guarantor agrees that, in addition to (and without limitation of) any right of setoff, banker's lien or counterclaim Agent or any Lender may otherwise have, each Lender shall be entitled, at its option (but subject, as among Agent and Lenders, to the provisions of Section 12.3(b) hereof), to offset balances held by it for the account of Borrower or such Guarantor at any of its offices, in dollars or in any other currency, against any principal of or interest on any Loans owed to such Lender or any other amount payable to such Lender hereunder, that is not paid when due (regardless of whether such balances are then due to Borrower or such Guarantor), in which case it shall promptly notify Borrower and Agent thereof; provided, that, such Lender's failure to give such notice shall not affect the validity thereof.
(b) If any Lender (including Agent) shall obtain from Borrower or any Guarantor payment of any principal of or interest on any Loan owing to it or payment of any other amount under this Agreement or any of the other Financing Agreements through the exercise of any right of setoff, banker's lien or counterclaim or similar right or otherwise (other than from Agent as provided herein), and, as a result of such payment, such Lender shall have received more than its Pro Rata Share of the principal of the Loans or more than its share of such other amounts then due hereunder or thereunder by Borrower or any Guarantor to such Lender than the percentage thereof received by any other Lender, it shall promptly pay to Agent, for the benefit of Lenders, the amount of such excess and simultaneously purchase from such other Lenders a participation in the Loans or such other amounts, respectively, owing to such other Lenders (or such interest due thereon, as the case may be) in such amounts, and make such other adjustments from time to time as shall be equitable, to the end that all Lenders shall share the benefit of such excess payment (net of any expenses that may be incurred by such Lender in obtaining or preserving such excess payment) in accordance with their respective Pro Rata Shares or as otherwise agreed by Lenders. To such end all Lenders shall make appropriate adjustments among themselves (by the resale of participation sold or otherwise) if such payment is rescinded or must otherwise be restored.
(c) Borrower and each Guarantor agrees that any Lender purchasing a participation (or direct interest) as provided in this Section may exercise, in a manner consistent with this Section, all rights of setoff, banker's lien, counterclaim or similar rights with respect to such participation as fully as if such Lender were a direct holder of Loans or other amounts (as the case may be) owing to such Lender in the amount of such participation.
(d) Nothing contained herein shall require any Lender to exercise any right of setoff, banker's lien, counterclaims or similar rights or shall affect the right of any Lender to exercise, and retain the benefits of exercising, any such right with respect to any other Indebtedness or obligation of Borrower or any Guarantor. If, under any applicable bankruptcy, insolvency or other similar law,  any  Lender  receives  a  secured  claim in lieu of a setoff to which this
Section applies, such Lender shall, to the extent practicable, assign such rights to Agent for the benefit of Lenders and, in any event, exercise its rights in respect of such secured claim in a manner consistent with the rights of Lenders entitled under this Section to share in the benefits of any recovery on such secured claim.
     6.10     Settlement  Procedures.
     (a) In order to administer the Credit Facility in an efficient manner and to minimize the transfer of funds between Agent and Lenders, Agent may, at its option, subject to the terms of this Section, make available, on behalf of Lenders, the full amount of the Revolving Loans requested by Borrower or charged to Borrower's loan account(s) or otherwise to be advanced by Agent pursuant to the terms hereof, without requirement of prior notice to Lenders of the proposed Revolving Loans.
(b) With respect to all Revolving Loans made by Agent on behalf of Lenders as provided in this Section, the amount of each Lender's Pro Rata Share of the outstanding Revolving Loans shall be computed weekly, and shall be adjusted upward or downward on the basis of the amount of the outstanding Revolving Loans as of 5:00 p.m. Chicago time on the Business Day immediately preceding the date of each settlement computation; provided, that, Agent retains the absolute right at any time or from time to time to make the above described adjustments at intervals more frequent than weekly, but in no event more than twice in any week. Agent shall deliver to each of the Lenders after the end of each week, or at such lesser period or periods as Agent shall determine, a summary statement of the amount of outstanding Revolving Loans for such period (such week or lesser period or periods being hereinafter referred to as a "Settlement
Period"). If the summary statement is sent by Agent and received by a Lender prior to 12:00 p.m. Chicago time, then such Lender shall make the settlement transfer described in this Section by no later than 3:00 p.m. Chicago time on the same Business Day and if received by a Lender after 12:00 p.m. Chicago time, then such Lender shall make the settlement transfer by not later than 3:00 p.m. Chicago time on the next Business Day following the date of receipt. If, as of the end of any Settlement Period, the amount of a Lender's Pro Rata Share of the outstanding Revolving Loans is more than such Lender's Pro Rata Share of the outstanding Revolving Loans as of the end of the previous Settlement Period, then such Lender shall forthwith (but in no event later than the time set forth in the preceding sentence) transfer to Agent by wire transfer in immediately available funds the amount of the increase. Alternatively, if the amount of a Lender's Pro Rata Share of the outstanding Revolving Loans in any Settlement Period is less than the amount of such Lender's Pro Rata Share of the outstanding Revolving Loans for the previous Settlement Period, Agent shall forthwith transfer to such Lender by wire transfer in immediately available funds the amount of the decrease. The obligation of each of the Lenders to transfer such funds and effect such settlement shall be irrevocable and unconditional and without recourse to or warranty by Agent. Agent and each Lender agrees to mark its books and records at the end of each Settlement Period to show at all times the dollar amount of its Pro Rata Share of the outstanding Revolving Loans and Letter of Credit Accommodations. Each Lender shall only be entitled to receive interest on its Pro Rata Share of the Revolving Loans to the extent such Revolving Loans have been funded by such Lender. Because Agent on behalf of Lenders may be advancing and/or may be repaid Revolving Loans prior to the time when Lenders will actually advance and/or be repaid such Revolving Loans, interest with respect to Revolving Loans shall be allocated by Agent in accordance with the amount of Revolving Loans actually advanced by and repaid to each Lender and Agent and shall accrue from and including the date such Revolving Loans are so advanced to but excluding the date such Revolving Loans are either repaid by Borrower or actually settled with the applicable Lender as described in this Section.
(c) To the extent that Agent has made any such amounts available and the settlement described above shall not yet have occurred, upon repayment of any Revolving Loans by Borrower, Agent may apply such amounts repaid directly to any amounts made available by Agent pursuant to this Section. In lieu of weekly or more frequent settlements, Agent may, at its option, at any time require each Lender to provide Agent with immediately available funds representing its Pro Rata Share of each Revolving Loan, prior to Agent's disbursement of such Revolving Loan to Borrower. In such event, all Revolving Loans under this Agreement shall be made by the Lenders simultaneously and proportionately to their Pro Rata Shares. No Lender shall be responsible for any default by any other Lender in the other Lender's obligation to make a Revolving Loan requested hereunder nor shall the Commitment of any Lender be increased or decreased as a result of the default by any other Lender in the other Lender's obligation to make a Revolving Loan hereunder.
(d) If Agent is not funding a particular Revolving Loan to Borrower pursuant to this Section on any day, Agent may assume that each Lender will make available to Agent such Lender's Pro Rata Share of the Revolving Loan requested or otherwise made on such day and Agent may, in its discretion, but shall not be obligated to, cause a corresponding amount to be made available to or for the benefit of Borrower on such day. If Agent makes such corresponding amount available to Borrower and such corresponding amount is not in fact made available to Agent by such Lender, Agent shall be entitled to recover such corresponding amount on demand from such Lender together with interest thereon for each day from the date such payment was due until the date such amount is paid to Agent at the Federal Funds Rate for each day during such period (as published by the Federal Reserve Bank of New York or at Agent's option based on the arithmetic mean determined by Agent of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York City time) on that day by each of the three leading brokers of Federal funds transactions in New York City selected by Agent) and if such amounts are not paid within three (3) days of Agent's demand, at the highest Interest Rate provided for in Section 3.1 hereof applicable to Prime Rate Revolving Loans consisting of Revolving Loans. During the period in which such Lender has not paid such corresponding amount to Agent, notwithstanding anything to the contrary contained in this Agreement or any of the other Financing Agreements, the amount so advanced by Agent shall, for all purposes hereof, be a Loan made by Agent for its own account. Upon any such failure by a Lender to pay Agent, Agent shall promptly thereafter notify Borrower of such failure and Borrower shall pay such corresponding amount to Agent for its own account within five (5) Business Days of Borrower's receipt of such notice. A Lender who fails to pay Agent its Pro Rata Share of any Revolving Loans made available by Agent on such Lender's behalf, or any Lender who fails to pay any other amount owing by it to Agent, is a "Defaulting Lender". Agent shall not be obligated to transfer to a Defaulting Lender any payments  received  by  Agent  for  the Defaulting Lender's benefit, nor shall a
Defaulting Lender be entitled to the sharing of any payments hereunder (including any principal, interest or fees). Amounts payable to a Defaulting Lender shall instead be paid to or retained by Agent. Agent may hold and, in its discretion, relend to Borrower the amount of all such payments received or retained by it for the account of such Defaulting Lender. For purposes of voting or consenting to matters with respect to this Agreement and the other Financing Agreements and determining Pro Rata Shares, such Defaulting Lender shall be deemed not to be a "Lender" and such Lender's Commitment shall be deemed to be zero (0). This Section shall remain effective with respect to a
Defaulting  Lender  until  such default is cured.  The operation of this Section shall not be construed to increase or otherwise affect the Commitment of any Lender, or relieve or excuse the performance by Borrower or any Obligor of their duties and obligations hereunder.
(e) Nothing in this Section or elsewhere in this Agreement or the other Financing Agreements shall be deemed to require Agent to advance funds on behalf of any Lender or to relieve any Lender from its obligation to fulfill its Commitment hereunder or to prejudice any rights that Borrower may have against any Lender as a result of any default by any Lender hereunder in fulfilling its Commitment.
     6.11     Obligations  Several;  Independent  Nature  of  Lenders'  Rights
     . The obligation of each Lender hereunder is several, and no Lender shall be responsible for the obligation or commitment of any other Lender hereunder. Nothing contained in this Agreement or any of the other Financing Agreements and no action taken by the Lenders pursuant hereto or thereto shall be deemed to constitute the Lenders to be a partnership, an association, a joint venture or any other kind of entity. The amounts payable at any time hereunder to each Lender shall be a separate and independent debt, and subject to Section 12.3 hereof, each Lender shall be entitled to protect and enforce its rights arising out of this Agreement and it shall not be necessary for any other Lender to be joined as an additional party in any proceeding for such purpose.
SECTION  7.     COLLATERAL  REPORTING  AND  COVENANTS
                -------------------------------------
     7.1     Collateral  Reporting.
     (a) Borrower shall provide Agent with the following documents in a form reasonably satisfactory to Agent as soon as possible after the end of each Fiscal Month but in any event within ten (10) Business Days after the end thereof (or weekly, within three (3) Business Days after each Friday, if a Trigger Event exists and is continuing):
     (i) a monthly Borrowing Base Certificate in the form of Exhibit D hereto setting forth the calculation of the Borrowing Base and the Export-Related Borrowing Base as of the last Business Day of the immediately preceding Fiscal Month (or weekly if a Trigger Event exists and is continuing), which Borrowing Base Certificate shall be complete and accurate in all material respects;
(ii)     [Intentionally  omitted];
(iii) (A) perpetual inventory reports, (B) inventory reports by location and category (and including the amounts of Inventory and the value thereof at any leased locations and at premises of warehouses, processors or other third parties), (C) agings of accounts receivable (together with a reconciliation to the previous month's aging and general ledger) and (D) agings of accounts payable (and including information indicating the amounts owing to owners and lessors of leased premises, warehouses, processors and other third parties from time to time in possession of any Collateral);
(iv)     [Intentionally  omitted];
(v) such other reports as to the Collateral as Agent shall reasonably request and that can produced without undue expense or burden to Borrower.
     (b) During the existence of a Trigger Event, Borrower shall provide to Agent on a regularly scheduled basis as reasonably required by Agent, schedules in a form reasonably satisfactory to Agent reflecting sales made, credits issued, cash or other items of payment received and other data relating to the current calculation of the Borrowing Base and the Export-Related Borrowing Base, as well as the level of intercompany loan balances as Agent shall reasonably request.
(c) If Borrower's or Guarantors' records or reports of the Collateral are prepared or maintained by an accounting service, contractor, shipper or other agent, Borrower and such Guarantor hereby irrevocably authorizes such service, contractor, shipper or agent to deliver such records, reports, and related documents to Agent and to follow Agent's instructions with respect to further services at any time that an Event of Default exists or has occurred and is continuing.
All documents delivered pursuant to this Section shall include the U.S. dollar equivalent of any values stated in a currency other than U.S. dollars.
     7.2     Accounts  Covenants.
     (a) Borrower shall notify Agent promptly of: (i) any material delay in Borrower's or any of its Subsidiaries performance of any of their respective material obligations to any account debtor or the assertion of any material claims, offsets, defenses or counterclaims by any account debtor, or any material disputes with account debtors, or any material settlement, adjustment
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or  compromise  thereof, (ii) all material adverse information known to Borrower or  any  Guarantor relating to the financial condition of any account debtor and
(iii) any event or circumstance which, to the best of Borrower's or Guarantors' knowledge, would cause Agent to consider any then existing Accounts as no longer constituting Eligible Accounts or Eligible Export-Related Accounts Receivable in accordance with the respective criteria therefor set forth in the respective definitions thereof. So long as no Event of Default exists or has occurred and is continuing, Borrower and Guarantors shall have the exclusive right to settle, adjust or compromise any claim, offset, counterclaim or dispute with any account debtor. At any time that an Event of Default has occurred and is continuing, Agent shall, at its option, have the exclusive right to settle, adjust or compromise any claim, offset, counterclaim or dispute with account debtors or grant any credits, discounts or allowances.
(b) With respect to each Account: (i) the amounts shown on any invoice delivered to Agent or schedule thereof delivered to Agent shall be true and complete in all material respects to the Borrower's Knowledge, (ii) no payments shall be made thereon except payments immediately delivered to the Blocked Accounts pursuant to the terms of this Agreement, (iii) no credit, discount, allowance or extension or agreement for any of the foregoing shall be granted to any account debtor except as reported to Agent in accordance with this Agreement and except for credits, discounts, allowances or extensions made or given in the ordinary course of Borrower's business in accordance with practices and policies previously disclosed to Agent, (iv) there shall be no setoffs, deductions, contras, defenses, counterclaims or disputes existing or asserted with respect thereto except as reported to Agent in accordance with the terms of this Agreement, (v) none of the transactions giving rise thereto will violate any applicable foreign, Federal, State or local laws or regulations, all documentation relating thereto will be legally sufficient under such laws and regulations and all such documentation will be legally enforceable in accordance with its terms in all material respects.
(c) Upon the occurrence and during the continuation of a Trigger Event, Agent shall have the right at any time or times, in Agent's name or in the name of a nominee of Agent, to verify the validity, amount or any other matter relating to any Receivables or other Collateral, by mail, telephone, facsimile transmission or otherwise.
     7.3     Inventory  Covenants
     . With respect to the Inventory: (a) Borrower and each Guarantor shall at all times maintain inventory records reasonably satisfactory to Agent, keeping correct and accurate records itemizing and describing the kind, type, quality and quantity of Inventory, Borrower's or such Guarantor's cost therefor and daily withdrawals therefrom and additions thereto; (b) Borrower and Guarantors shall conduct cycle counts of the Inventory at least once each year which shall include counts of at least 85% of the Borrower's and Guarantors' Inventory; provided that Borrower and Guarantors shall conduct a physical count of the
    ----
Inventory at any time or times as Agent may request after the occurrence and during the continuance of an Event of Default, and promptly following such cycle count or physical count, as applicable, shall supply Agent with a report in the form and with such specificity as may be reasonably satisfactory to Agent concerning such count; (c) except as expressly permitted under this Agreement, Borrower and Guarantors shall not remove any Inventory from the locations set forth or permitted herein, without the prior written consent of Agent, except for sales of Inventory in the ordinary course of its business and except to move Inventory directly from one location set forth or permitted herein to another such location (that is owned or covered by a Collateral Access Agreement) and except for Inventory shipped from the manufacturer thereof to Borrower or such Guarantor which is in transit to the locations set forth or permitted herein
(that is owned or covered by a Collateral Access Agreement); (d) upon Agent's request, Borrower shall, at its expense, no more than once during any Fiscal Year, but at any time or times as Agent may request after the occurrence and during the continuance of an Event of Default, deliver or cause to be delivered to Agent written appraisals as to the Inventory in form, scope and methodology reasonably acceptable to Agent and by an appraiser reasonably acceptable to Agent, addressed to Agent and Lenders and upon which Agent and Lenders are expressly permitted to rely; (e) Borrower and Guarantors shall produce, use, store and maintain the Inventory with commercially reasonable care and caution and in accordance with applicable standards of any insurance and in conformity with applicable laws (including the requirements of the Federal Fair Labor Standards Act of 1938, as amended and all rules, regulations and orders related thereto); (f) none of the Inventory or other Collateral constitutes farm products or the proceeds thereof; (g) Borrower and Guarantors shall not sell
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Inventory  to  any  customer  on approval, or any other basis which entitles the customer to return or may obligate Borrower or any Guarantor to repurchase such Inventory, except for returns and repurchases in connection with any warranties issued on such Inventory in the ordinary course of business and upon accepting any return or making any repurchase, Borrower shall provide Agent with prompt notice thereof to the extent any return or repurchase involves Inventory with a Value in excess of $100,000 and Agent may adjust the Borrowing Base or establish Reserves accordingly to reflect such returned or repurchased Inventory and the related Accounts; (h) Borrower and Guarantors shall keep the Inventory in good and marketable condition; and (i) Borrower and Guarantors shall not, without prior written notice to Agent or the specific identification of such Inventory in a report with respect thereto provided by Borrower to Agent pursuant to
Section  7.1(a)  hereof,  acquire  or  accept  any  Inventory  on consignment or approval.
     7.4     Equipment  and  Real  Property  Covenants
     . With respect to the Equipment and Real Property: (a) upon Agent's request, Borrower and Guarantors shall, at their expense, no more than once during each Fiscal Year for Equipment or more than once during any two Fiscal Years for Real Property, but at any time or times as Agent may request after the occurrence and during the continuance of an Event of Default, deliver or cause to be delivered to Agent written appraisals as to the Equipment and/or the Real Property in form, scope and methodology reasonably acceptable to Agent and by an appraiser reasonably acceptable to Agent, addressed to Agent and upon which Agent is expressly permitted to rely; (b) Borrower and Guarantors shall (i) keep the Equipment in good order, repair, running and marketable condition (ordinary wear and tear excepted) and (ii) keep the Real Property in good order and repair and in commercially reasonable operating condition (ordinary wear and tear excepted); (c) Borrower and Guarantors shall use the Equipment and Real Property with commercially reasonable care and caution and in accordance with applicable standards of any insurance and in conformity with all applicable laws; (d) the
Equipment is and shall be used in the business of Borrower and Guarantors and not for personal, family, household or farming use; (e) except as expressly permitted under this Agreement, Borrower and Guarantors shall not remove any Equipment from the locations set forth or permitted herein, except to the extent necessary to have any Equipment repaired or maintained in the ordinary course of its business or to move Equipment directly from one location set forth or permitted herein to another such location (that is owned or covered by a Collateral Access Agreement) and except for the movement of motor vehicles used by or for the benefit of Borrower or such Guarantor in the ordinary course of business; and (f) the Equipment is now and shall remain personal property and Borrower and Guarantors shall not permit any of the Equipment to be or become a part of or affixed to real property unless such real property is subject to one of the Mortgages.
     7.5     Power  of  Attorney
     . Borrower and each Guarantor hereby irrevocably designates and appoints Agent (and all persons designated by Agent) as Borrower's and such Guarantor's true and lawful attorney-in-fact, and authorizes Agent, in Borrower's, such Guarantor's or Agent's name, to at any time an Event of Default has occurred and is continuing (i) demand payment on Receivables or other Collateral, (ii) enforce payment of Receivables by legal proceedings or otherwise, (iii) exercise all of Borrower's or such Guarantor's rights and remedies to collect any Receivable or other Collateral, (iv) sell or assign any Receivable upon such terms, for such amount and at such time or times as Agent deems advisable, (v) settle, adjust, compromise, extend or renew an Account, (vi) discharge and release any Receivable, (vii) prepare, file and sign Borrower's or such Guarantor's name on any proof of claim in bankruptcy or other similar document against an account debtor or other obligor in respect of any Receivables or other Collateral, (viii) notify the post office authorities to change the address for delivery of remittances from account debtors or other obligors in respect of Receivables or other proceeds of Collateral to an address designated by Agent, and open and dispose of all mail addressed to Borrower or Guarantor and handle and store all mail relating to the Collateral; and (ix) do all acts and things which are necessary, in Agent's reasonable determination, to fulfill Borrower's or such Guarantor's obligations under this Agreement and the other
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Financing  Agreements;  (x) take control in any manner of any item of payment in respect of Receivables or constituting Collateral or otherwise received in or for deposit in the Blocked Accounts or otherwise received by Agent or any Lender, (xi) have access to any lockbox or postal box into which remittances from account debtors or other obligors in respect of Receivables or other proceeds of Collateral are sent or received, (xii) endorse Borrower's or such Guarantor's name upon any items of payment in respect of Receivables or constituting Collateral or otherwise received by Agent and any Lender and deposit the same in Agent's account for application to the Obligations, (xiii) endorse Borrower's or such Guarantor's name upon any chattel paper, document, instrument, invoice, or similar document or agreement relating to any Receivable or any goods pertaining thereto or any other Collateral, including any warehouse or other receipts, or bills of lading and other negotiable or non-negotiable documents, (xiv) clear Inventory the purchase of which was financed with Letter of Credit Accommodations through U.S. Customs or foreign export control authorities in Borrower's or such Guarantor's name, Agent's name or the name of Agent's designee, and to sign and deliver to customs officials powers of attorney in Borrower's or such Guarantor's name for such purpose, and to complete in Borrower's or such Guarantor's or Agent's name, any order, sale or transaction, obtain the necessary documents in connection therewith and collect the proceeds thereof, and (xv) sign Borrower's or such Guarantor's name on any verification of Receivables and notices thereof to account debtors or any secondary obligors or other obligors in respect thereof. Borrower and each Guarantor hereby releases Agent and Lenders and their respective officers, employees and designees from any liabilities arising from any act or acts under this power of attorney and in furtherance thereof, whether of omission or commission, except as a result of Agent's or any Lender' s own gross negligence or willful misconduct as determined pursuant to a final non-appealable order of a court of competent jurisdiction.
     7.6     Right  to  Cure
     . Following and during the continuance of an Event of Default, Agent may, at its option, upon notice to Borrower, (a) cure any default by Borrower or any Guarantor under any agreement with a third party that materially affects the
Collateral,  its  value  or  the  ability of Agent to collect, sell or otherwise dispose  of  the  Collateral  or  the rights and remedies of Agent or any Lender therein or the ability of Borrower or any Guarantor to perform its obligations hereunder or under any of the other Financing Agreements, (b) pay or bond on appeal any judgment entered against Borrower or any Guarantor, (c) discharge taxes, liens, security interests or other encumbrances at any time levied on or existing with respect to the Collateral and pay any amount, incur any expense or perform any act which, in Agent's judgment exercised in good faith, is necessary or appropriate to preserve, protect, insure or maintain the Collateral and the rights of Agent and Lenders with respect thereto. Agent may add any reasonable amounts so expended to the Obligations and make Revolving Loans to pay such amounts, such amounts to be repayable by Borrower within five (5) Business Days after demand. Agent and Lenders shall be under no obligation to effect such cure,  payment  or bonding and shall not, by doing so, be deemed to have assumed
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any  obligation  or liability of Borrower or any Guarantor.  Any payment made or other action taken by Agent or any Lender under this Section shall be without prejudice to any right to assert an Event of Default hereunder and to proceed accordingly.
     7.7     Access  to  Premises
     . From time to time as requested by Agent, at the cost and expense of Borrower, (a) Agent or its designee shall have complete access to all of Borrower's and Guarantors' premises during normal business hours and after notice to Borrower or such Guarantor, or at any time and without notice to Borrower if an Event of Default exists or has occurred and is continuing, for the purposes of inspecting, verifying and auditing the Collateral and all of Borrower's and Guarantors' books and records, including the Records, and (b) Borrower and each Guarantor shall promptly furnish to Agent such copies of such books and records or extracts therefrom as Agent may request, and Agent or any Lender or Agent's designee may use during normal business hours such of Borrower's and Guarantors' personnel, equipment, supplies and premises as may be reasonably necessary for the foregoing and if an Event of Default exists or has occurred and is continuing for the collection of Receivables and realization of other Collateral; provided that, so long as no Event of Default exists and is continuing Agent shall not conduct such inspections, verifications and audits more than three (3) times during any twelve-month period and Borrower shall only be responsible for the cost and expense (not to exceed $30,000 in the aggregate) of two (2) such inspections, verifications and audits.
SECTION  8.     REPRESENTATIONS  AND  WARRANTIES
                --------------------------------
     Borrower and each Guarantor hereby represents and warrants to Agent and Lenders the following:
     8.1     Corporate  Existence,  Power  and  Authority
     . Borrower and each Guarantor is a corporation duly organized and in good standing under the laws of its state of incorporation and is duly qualified as a foreign corporation and in good standing in all states or other jurisdictions where the nature and extent of the business transacted by it or the ownership of assets makes such qualification necessary, except for those jurisdictions in which the failure to so qualify would not have a Material Adverse Effect on Borrower's or Guarantor' s financial condition, results of operation or business or the rights of Agent in or to any of the Collateral. The execution, delivery and performance of this Agreement, the other Financing Agreements and the transactions contemplated hereunder and thereunder (a) are all within Borrower's and each Guarantor's corporate powers, (b) have been duly authorized, (c) are not in contravention of law or the terms of Borrower's or such Guarantor's certificate of incorporation, by-laws, or other organizational documentation,
(d) are not in contravention of the Indenture, (e) are not in contravention of any other agreement or undertaking to which Borrower or any Guarantor is a party or by which Borrower or any Guarantor or its property are bound except to the extent that the same could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and (f) will not result in the creation or imposition of, or require or give rise to any obligation to grant, any lien, security interest, charge or other encumbrance upon any property of Borrower or any Guarantor. This Agreement and the other Financing Agreements to which Borrower or any Guarantor is a party constitute legal, valid and binding
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obligations  of  Borrower or such Guarantor enforceable in accordance with their respective terms except in each case as such enforceability may be limited by bankruptcy, insolvency, moratorium or similar laws affecting the enforceability of creditors' rights generally and by equitable principles of general applicability.
     8.2 Name; State of Organization; Chief Executive Office; Collateral Locations.
     (a) The exact legal name of Borrower and each Guarantor is as set forth on the signature page of this Agreement and in the Information Certificate. Neither Borrower nor any Guarantor has, during the past five years, been known by or used any other corporate or fictitious name or been the non-surviving party to any merger or consolidation, or acquired all or substantially all of the assets of any Person, or acquired any of its property or assets out of the ordinary course of business, except as set forth in the Information Certificate.
(b) The Information Certificate accurately sets forth the organizational identification number of Borrower and each Guarantor or accurately states that Borrower or such Guarantor has none and accurately sets forth the federal employer identification number of Borrower and each Guarantor.
(c) The chief executive office and mailing address of Borrower and each Guarantor is, and Borrower's and Guarantors' Records concerning Accounts are located only at, the address identified as such in Schedule 8.2 to the Information Certificate and their only other places of business and the only other locations of Collateral, if any, are the addresses set forth in Schedule
8.2 to the Information Certificate, subject to the rights of Borrower or any Guarantor to establish new locations in accordance with Section 9.2 below. The Information Certificate correctly identifies any of such locations which are not owned by Borrower or Guarantor and sets forth the owners and/or operators thereof.
     8.3     Financial  Statements;  No  Material  Adverse  Change.
     (a) Subject to Section 8.3(b) below, all financial statements relating to Borrower or any Guarantor which have been delivered by Borrower or any Guarantor to Agent and Lenders since January 1, 2005 have been prepared in accordance with GAAP (except as to any interim monthly financial statements, which have been prepared in accordance with standards that are no more lenient than those used in the preparation of monthly financial statements under the Prior Loan Agreement) and fairly present in all material respects the financial condition and the results of operation of Borrower and such Guarantor as at the dates and for the periods set forth therein. Except as disclosed in any interim financial statements furnished by Borrower and Guarantors to Agent from January 1, 2005 to the date of this Agreement, no act, condition or event has occurred which had or is reasonably likely to have a Material Adverse Effect.
(b) (i) the audited consolidated balance sheet of the Borrower and its Subsidiaries as of December 31, 2004 and the audited consolidated statements of operations, stockholders' deficit and cash flows of the Borrower and its Subsidiaries for the year then ended, together with the notes thereto and the
                                       62
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report  of  the  Borrower's  independent  public  accountants thereon (the "2004
                                                                            ----
Audited  Financial  Statements"), (ii) the restated audited consolidated balance
     -------------------------
sheet  of  the  Borrower  and its Subsidiaries as of December 31, 2003, 2002 and
2001 and the restated audited consolidated statements of operations, stockholders' deficit and cash flows of the Borrower and its Subsidiaries for the years then ended, together with the notes thereto and the report of the Borrower's independent public accountants thereon (the "Restated Financial
                                                              ------------------
Statements") and (iii) if required to be filed with the SEC prior to the Closing
     -----
Date, any unaudited interim condensed consolidated balance sheets and consolidated statements of operations, stockholders' deficit and cash flows of the Borrower and its Subsidiaries for such interim period, together with the notes thereto (the "2005 Interim Financial Statements") will (A) have been
                       ------------------------------------
prepared in accordance with GAAP applied on a consistent basis (except with respect to prescribed changes in the application of GAAP that are described in the notes thereto) throughout the periods to which they relate, except in the case of the 2005 Interim Financial Statements, which are subject to normal year-end adjustments and except for the absence of notes and certain other information as permitted by Regulation S-X under the Securities Act, (B) comply in all material respects with the applicable accounting requirements and the rules and regulations of the SEC with respect thereto and (C) fairly present in all material respects the consolidated financial condition of the Borrower and its Subsidiaries as of the dates set forth therein and the consolidated results of operations, cash flows and stockholders' deficit of the Borrower and its Subsidiaries for the periods set forth therein.
     8.4     Priority  of  Liens;  Title  to  Properties
     . The security interests and liens granted to Agent under this Agreement and the other Financing Agreements constitute valid and perfected first priority liens and security interests in and upon the Collateral, subject only to the liens indicated on Schedule 8.4 to the Information Certificate and the other liens permitted under Section 9.8 hereof. Borrower and each Guarantor has good and marketable fee simple title to or valid leasehold interests in all of its Real Property and good, valid and marketable title to all of its other properties  and  assets,  subject  to  no  liens,  mortgages,  pledges, security interests, encumbrances or charges of any kind, except those granted to Agent and such others as are specifically listed on Schedule 8.4 to the Information Certificate or permitted under Section 9.8 hereof.
     8.5     Tax  Returns
     . Borrower and each Guarantor has filed, or caused to be filed, in a timely manner all tax returns, reports and declarations which are required to be filed by it. All information in such tax returns, reports and declarations is complete and accurate in all material respects. Borrower and each Guarantor has paid or caused to be paid all taxes due and payable or claimed due and payable in any assessment received by it, except taxes the validity of which are being contested in good faith by appropriate proceedings diligently pursued and available to Borrower or such Guarantor and with respect to which adequate reserves have been set aside on its books. Adequate provision has been made for the payment of all accrued and unpaid Federal, State, county, local, foreign and other taxes whether or not yet due and payable and whether or not disputed.
     8.6     Litigation
     . Except as set forth on Schedules 8.6 and 8.11 to the Information Certificate, (a) there is no investigation by any Governmental Authority pending, or to the Borrower's Knowledge, threatened against Borrower or any Guarantor, or its or their assets or business and (b) there is no action, suit, proceeding or claim by any Person pending, or to the Borrower's Knowledge threatened, against Borrower or any Guarantor or its or their assets, in each case under clause (a) or (b), which could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. None of the items disclosed on Schedules 8.6 and 8.11 to the Information certificate will, if adversely determined, have a Material Adverse Effect.
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     8.7     Compliance  with  Other  Agreement  and  Applicable  Laws.
     (a) Borrower and Guarantors are not in default under, or in violation of the terms of, any agreement, contract, instrument, lease or other commitment to which it is a party or by which it or any of its assets are bound, in each case except to the extent that the same could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Borrower and Guarantors are in compliance with the requirements of all applicable laws, rules, regulations and orders of any Governmental Authority relating to their respective businesses, including, without limitation, those set forth in or promulgated pursuant to the Occupational Safety and Health Act of 1970, as amended, the Fair Labor Standards Act of 1938, as amended, ERISA, the Code, as amended, and the rules and regulations thereunder, and all Environmental Laws, in each case except to the extent that such noncompliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
(b) Borrower and Guarantors have obtained all material permits, licenses, approvals, consents, certificates, orders or authorizations of any Governmental Authority or which are required by any Environmental Law, in each case which are required for the lawful conduct of its business (the "Permits"), all of the Permits are valid and subsisting and in full force and effect and there are no actions, claims or proceedings pending, or to the best of Borrower's Knowledge, threatened, that seek the revocation, cancellation, suspension or modification of any of the Permits, in each case except to the extent that any inaccuracy in the foregoing statements could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
     8.8     Environmental  Compliance.
     (a) Except as set forth on Schedule 8.8 to the Information Certificate, to the Borrower's Knowledge, Borrower and its Subsidiaries have not generated, used, stored, treated, transported, manufactured, handled, produced, released or disposed of any Hazardous Materials, on or off its premises (whether or not owned by it) in any manner which violates any applicable Environmental Law or Permit, and the operations of Borrower and its Subsidiaries comply in all respects with all Environmental Laws and all Permits, in each case except to the extent that the same could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
(b) Except as set forth on Schedule 8.8 to the Information Certificate, to the Borrower's Knowledge, there is no investigation by any Governmental Authority or any proceeding, complaint, order, directive, claim, citation or notice by any Governmental Authority or any other person pending or threatened with respect to any non-compliance with or violation of the requirements of any Environmental Law by Borrower or any Subsidiary of Borrower or the release, spill or discharge, threatened or actual, of any Hazardous Material or the generation, use, storage, treatment, transportation, manufacture, handling, production or disposal of any Hazardous Materials or any other environmental, health or safety matter in violation of Environmental Law which could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
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(c)     Except  as  set forth on Schedule 8.8 to the Information Certificate, to the  Borrower's  Knowledge,  Borrower  and  its  Subsidiaries  have no liability
(contingent  or  otherwise)  in  connection  with a release, spill or discharge, threatened or actual, of any Hazardous Materials or the generation, use, storage, treatment, transportation, manufacture, handling, production or disposal of any Hazardous Materials, in each case except to the extent that the same could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
(d)     [Intentionally  Omitted].
(e) To the Borrower's Knowledge, no conditions exist at any property now or previously owned, leased or operated by Borrower or a Subsidiary, which could reasonably be expected to give rise to any liability under any Environmental Laws, in each case except to the extent that the same could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
     8.9     Employee  Benefits.
     (a) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other Federal or State law. Each Plan which is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the Internal Revenue Service and to the Borrower's Knowledge, nothing has occurred which would cause the loss of such qualification. Borrower and its ERISA Affiliates have made all required contributions to any Plan subject to Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to
Section  412  of  the  Code  has  been  made  with  respect  to  any  Plan.
(b) There are no pending, or to the Borrower's Knowledge, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan. There has been no nonexempt prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan, in each case except to the extent that the same could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
(c)     (i)  No  ERISA  Event  has  occurred or is reasonably expected to occur;
(ii) the current value of each Plan's assets (determined in accordance with the assumptions used for funding such Plan pursuant to Section 412 of the Code) are not less than such Plan's liabilities under Section 4001(a)(16) of ERISA; (iii) Borrower and each Guarantor, and their ERISA Affiliates, have not incurred and do not reasonably expect to incur, any liability under Title IV of ERISA with respect to any Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iv) Borrower and each Guarantor, and their ERISA Affiliates, have not incurred and do not reasonably expect to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Section 4201 or 4243 of ERISA with respect to a Multiemployer Plan; and (v) Borrower and each Guarantor, and their ERISA Affiliates, have not engaged in a transaction that would be subject to Section 4069 or 4212(c) of ERISA.
     8.10     Bank  Accounts
     . All of the deposit accounts, investment accounts or other accounts in the name of or used by Borrower or any Guarantor maintained at any bank or other
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financial  institution  are  set  forth  on  Schedule  8.10  to  the Information
Certificate, subject to the right of Borrower and each Guarantor to establish new accounts in accordance with Section 5.2 hereof.
     8.11     Intellectual  Property
     . To the knowledge of Borrower, Schedule 8.11 to the Information Certificate lists all GSI Intellectual Property (other than commercially available prepackaged software and software generally available to the public) owned, licensed or used by Borrower and each Guarantor in the development, manufacturing and sale of products sold by Borrower and each Guarantor as of the date of this Agreement. As of the date hereof, Borrower and Guarantors do not have any material Intellectual Property registered, or subject to pending applications, in the United States Patent and Trademark Office or any similar office or agency in the United States, any State thereof, any political subdivision thereof or in any other country, other than those described in
Schedule  8.11  to  the Information Certificate and has not granted any material licenses with respect thereto other than as set forth in Schedule 8.11 to the Information Certificate. As of the date hereof, to the knowledge of Borrower, no event has occurred which permits or would permit after notice or passage of time or both, the revocation, suspension or termination of any GSI Intellectual Property. To the knowledge of Borrower, (a) no GSI Intellectual Property owned by Borrower or such Guarantor ("Owned Intellectual Property") or goods bearing, embodying, or using any Owned Intellectual Property currently sold, or offered for sale by or employed by Borrower or any Guarantor infringes any Intellectual Property rights owned by any other Person presently and there is no pending or threatened action, suit, proceeding or claim before any court or other governmental authority contesting its right to sell or use any such Owned Intellectual Property and (b), except as otherwise set forth in Schedule 8.11 to the Information Certificate, no third party has infringed or misappropriated any Owned Intellectual Property. Schedule 8.11 to the Information Certificate sets forth all of the agreements or other arrangements of Borrower and each Guarantor pursuant to which Borrower or any Guarantor has a license or other right to use any Intellectual Property material to the businesses of Borrower and each Guarantor owned by another Person as in effect on the date hereof (collectively, together with such agreements or other arrangements as may be entered into by Borrower or any Guarantor after the date hereof, collectively, the "License Agreements" and individually, a "License Agreement"). All License Agreements listed in Schedule 8.11 to the Information Certificate are in full force and effect as of the date hereof. As of the date hereof, to the knowledge of Borrower, Owned Intellectual Property is subject to no security interest, lien, collateral assignment, pledge or other encumbrance in favor of any Person other than Agent, except for any liens permitted under Section 9.8(b), (c) and (i). To the Borrower's Knowledge, no trademark, servicemark, copyright or other Intellectual Property at any time used by Borrower or any Guarantor which is owned by another person, or owned by Borrower or such Guarantor is affixed to any Eligible Inventory.
     8.12     Subsidiaries;  Affiliates;  Capitalization;  Solvency.
     (a) Borrower and each Guarantor does not have any direct or indirect Subsidiaries or Affiliates and is not engaged in any joint venture or partnership except as set forth in Schedule 8.12 to the Information Certificate.
(b) Borrower and each Guarantor is the record and beneficial owner of all of the issued and outstanding shares of Capital Stock of each of the Subsidiaries listed on Schedule 8.12 to the Information Certificate as being owned by
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Borrower  or  such Guarantor and there are no proxies, irrevocable or otherwise, with respect to such shares and no equity securities of any of the Subsidiaries are or may become required to be issued by reason of any options, warrants, rights to subscribe to, calls or commitments of any kind or nature and there are no contracts, commitments, understandings or arrangements by which its Subsidiaries is or may become bound to issue additional shares of it Capital Stock or securities convertible into or exchangeable for such shares.
(c) The issued and outstanding shares of Capital Stock of Borrower and each Guarantor are directly and beneficially owned and held by the persons indicated in the Information Certificate, and in each case all of such shares have been duly authorized and are fully paid and non-assessable, free and clear of all claims, liens, pledges and encumbrances of any kind, except as disclosed in writing  to  Agent  prior  to  the  date  hereof.
(d)     Borrower  and  each  Guarantor  is  Solvent  upon  the  creation  of the
Obligations, the security interests of Agent and the other transactions contemplated hereunder.
     8.13     Labor  Disputes.
     (a) Set forth on Schedule 8.13 to the Information Certificate is a list (including dates of termination) of all collective bargaining or similar agreements between or applicable to Borrower and each Guarantor and any union, labor organization or other bargaining agent in respect of the employees of Borrower or any Guarantor on the date hereof.
(b) There is (i) no significant unfair labor practice complaint pending against Borrower or any Guarantor or, to the Borrower's Knowledge, threatened against it, before the National Labor Relations Board, and no significant grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement is pending on the date hereof against Borrower or any Guarantor or, to Borrower's Knowledge, threatened against it, and (ii) no significant strike, labor dispute, slowdown or stoppage is pending against Borrower or any Guarantor or, to the Borrower's Knowledge, threatened against Borrower or any Guarantor, in each case except to the extent that the same could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
     8.14     Restrictions  on  Subsidiaries
     . Except for restrictions contained in this Agreement or any other agreement with respect to Indebtedness of Borrower or any Guarantor permitted hereunder as in effect on the date hereof, there are no contractual or consensual restrictions on Borrower or any Guarantor or any of its Subsidiaries which prohibit or otherwise restrict (a) the transfer of cash or other assets
(i)  between  Borrower  or any Guarantor and any of its or their Subsidiaries or
(ii) between any Subsidiaries of Borrower or any Guarantor or (b) the ability of Borrower or any Guarantor or any of its or their Subsidiaries to incur Indebtedness or grant security interests to Agent or any Lender in the Collateral.
     8.15     Material  Contracts
     . As of the Closing Date, Schedule 8.15 to the Information Certificate sets forth all Material Contracts to which Borrower or any Guarantor is a party or is bound as of the date hereof. Borrower and Guarantors have delivered true, correct and complete copies of such Material Contracts to Agent on or before the date hereof. To the Borrower's Knowledge, Borrower and Guarantors are not in
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breach  or in default in any material respect of or under any Material Contract, and have not received any notice of the intention of any other party thereto to terminate any Material Contract, in each case except to the extent that the same could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
     8.16     [Intentionally  Omitted]
     .
     8.17     Accuracy  and  Completeness  of  Information
     . All information furnished by Borrower or any Guarantor in writing to Agent or any Lender in connection with this Agreement or any of the other Financing Agreements or any transaction contemplated hereby or thereby, including all information on the Information Certificate, is true and correct in all material respects on the date as of which such information is dated or certified and does not omit any material fact necessary in order to make such information not misleading.
     8.18     Senior  Indebtedness
     .  All  the  Obligations  constitute "Senior Indebtedness", as such term is defined  in  the  Indenture.
     8.19     [Intentionally  Omitted]
     .
     8.20     New  Disclosures
     . To the extent any actions are taken which are expressly permitted under any Financing Agreements and which result in any representation or warranty made in any Financing Agreement or in the Information Certificate being inaccurate or misleading, Borrower shall promptly provide Agent with updated information as required to make the foregoing complete and accurate and thereafter, the applicable representations, warranties and Information Certificate shall be deemed to be amended to reflect such information provided to Agent.
     8.21     Acquisition  Agreement
     . As of the date hereof, Borrower has delivered to Agent a complete and correct copy of the Acquisition Agreement (including all schedules, exhibits, amendments, supplements, modifications, assignments and all other documents delivered pursuant thereto or in connection therewith). Neither Borrower nor any Guarantor, and to the knowledge of Borrower, no other Person party thereto is in material default in the performance or compliance with any provisions thereof. The Acquisition Agreement complies with, and the Acquisition has been consummated in accordance with, all laws applicable to Holdings, Borrower and Borrower's Subsidiaries. The Acquisition Agreement is in full force and effect as of the date hereof and has not been terminated, rescinded or withdrawn. All material approvals by Governmental Authorities having jurisdiction over Seller, Borrower, Guarantors and other Persons referenced therein with respect to the transactions contemplated by the Acquisition Agreement have been obtained, and no such approvals impose any conditions to the consummation of the transactions contemplated by the Acquisition Agreement. To Borrower's Knowledge, none of the Seller's representations and warranties in the Acquisition Agreement contain any untrue statement of a material fact or omit any fact necessary to make the statements therein not misleading.
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SECTION  9.     AFFIRMATIVE  AND  NEGATIVE  COVENANTS
                -------------------------------------
     9.1     Maintenance  of  Existence.
     (a) Borrower and each of its Subsidiaries shall at all times preserve, renew and keep in full force and effect its corporate existence and rights and franchises with respect thereto and maintain in full force and effect all licenses, trademarks, tradenames, approvals, authorizations, leases, contracts and Permits necessary to carry on the business as presently or proposed to be conducted, except as to any Subsidiary as permitted in Section 9.7 hereto.
(b)     Neither  Borrower  nor  any  of  its  Subsidiaries shall change its name unless (i) Agent shall have received not less than thirty (30) days prior written notice from Borrower of such proposed change in its corporate name, which notice shall accurately set forth the new name; and (ii) promptly after the effective date of such name change, Agent shall receive a copy of the amendment to the Certificate of Incorporation of Borrower or such Subsidiary providing for the name change certified by the Secretary of State of the jurisdiction of incorporation or organization of Borrower or such Subsidiary as soon as it is available.
(c) Neither Borrower nor any of its Subsidiaries shall change its chief executive office or its mailing address or organizational identification number (or if it does not have one, shall not acquire one) unless Agent shall have received not less than thirty (30) days' prior written notice from Borrower of such proposed change, and Agent shall have received such agreements as Agent may reasonably require in connection therewith to establish, preserve and maintain the perfection and priority of its security interests in the Collateral. Neither Borrower nor any Guarantor shall change its type of organization, jurisdiction of organization or other legal structure.
     9.2     New  Collateral  Locations
     .  Borrower  and  each Subsidiary may only locate any Collateral at any new location within the continental United States provided Borrower or such Subsidiary (a) gives Agent thirty (30) days prior written notice of the intended opening of any such new location and (b) executes and delivers, or causes to be executed and delivered, to Agent such agreements, documents, and instruments as Agent may deem reasonably necessary or desirable to establish, preserve and maintain the perfection and priority of its security interests in the Collateral.
     9.3     Compliance  with  Laws,  Regulations,  Etc.
     (a) Borrower and each Guarantor shall, and shall cause its Subsidiaries to, at all times, comply in all respects with all laws, rules, regulations, licenses, approvals, orders and other Permits applicable to it and duly observe all requirements of any foreign, Federal, State or local Governmental Authority, including ERISA, the Code, the Occupational Safety and Health Act of 1970, as amended, the Fair Labor Standards Act of 1938, as amended, and all statutes, rules, regulations, orders, permits and stipulations relating to environmental pollution and employee health and safety, including all of the Environmental Laws, in each case except to the extent that the same could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
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(b)     Borrower  and each Guarantor shall, and shall cause its Subsidiaries to, give written notice to Agent promptly after Borrower's or such Guarantor's receipt of any notice of, or Borrower's or such Guarantor's otherwise obtaining knowledge of, (i) the occurrence of any event involving the release, spill or discharge, threatened or actual, of any Hazardous Material or (ii) any investigation, proceeding, complaint, order, directive, claims, citation or notice with respect to: (A) any non-compliance with or violation of any Environmental Law by Borrower or such Guarantor or (B) the release, spill or discharge, threatened or actual, of any Hazardous Material other than in the ordinary course of business, as permitted under any applicable Environmental Law or to the extent that such event could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Copies of all environmental surveys, audits, assessments, feasibility studies and results of remedial investigations conducted by Borrower or a Guarantor after the date hereof shall be promptly furnished, or caused to be furnished, by Borrower or Guarantors to Agent. Borrower and each Guarantor shall take prompt action to respond to any material non-compliance with any Environmental Laws of which it has knowledge and shall thereafter report to Agent on such response.
(c) Without limiting the generality of the foregoing, whenever Agent reasonably determines in good faith that there is material non-compliance, or any condition which requires any action by Borrower or any Guarantor in order to avoid any material non-compliance, with any Environmental Law, Borrower shall, at Agent's request and Borrower's expense: (i) cause an independent environmental engineer reasonably acceptable to Agent to conduct such tests of the site where material non-compliance or alleged material non-compliance with such Environmental Laws has occurred as to such material non-compliance and prepare and deliver to Agent a report as to such material non-compliance setting forth the results of such tests, a proposed plan for responding to any environmental problems described therein, and an estimate of the costs thereof and (ii) provide to Agent a supplemental report of such engineer whenever the scope of such material non-compliance, or Borrower's or such Guarantor's response thereto or the estimated costs thereof, shall change in any material respect.
(d) Borrower and each Guarantor shall, jointly and severally, indemnify and hold harmless Agent and Lenders and their respective directors, officers, employees, agents, invitees, representatives, successors and assigns, from and against any and all losses, claims, damages, liabilities, costs, and expenses (including reasonable attorneys' fees and expenses) directly or indirectly arising out of or attributable to the use, generation, manufacture, reproduction, storage, release, threatened release, spill, discharge, disposal or presence of a Hazardous Material in violation of applicable Environmental Laws, including the costs of any required or necessary repair, cleanup or other remedial work with respect to any property of Borrower or any Guarantor and the preparation and implementation of any closure, remedial or other required plans. The indemnifications in this Section 9.3 shall survive the payment of the Obligations and the termination of this Agreement.
     9.4     Payment  of  Taxes  and  Claims
     . Borrower and each Guarantor shall, and shall cause its Subsidiaries to, duly pay and discharge all material taxes, assessments, contributions and governmental charges upon or against it or its properties or assets, except for taxes the validity of which are being contested in good faith by appropriate
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proceedings diligently pursued and available to Borrower, such Guarantor or such
Subsidiary, as the case may be, and with respect to which adequate reserves have been set aside on its books. Borrower and each Guarantor shall be liable for any tax or penalties imposed on Agent or any Lender as a result of the financing arrangements provided for herein and Borrower and each Guarantor agrees to indemnify and hold Agent harmless with respect to the foregoing, and to repay to Agent, for the benefit of Lenders, on demand the amount thereof, and until paid by Borrower or such Guarantor such amount shall be added and deemed part of the Loans, provided, that, nothing contained herein shall be construed to require Borrower or any Guarantor to pay any income or franchise taxes attributable to the income of Lenders from any amounts charged or paid hereunder to Lenders. The foregoing indemnity shall survive the payment of the Obligations and the termination of this Agreement.
     9.5     Insurance
     . Borrower and each Guarantor shall, and shall cause its Subsidiaries to, at all times, maintain with financially sound and reputable insurers insurance with respect to the Collateral against loss or damage and all other insurance of the kinds and in the amounts customarily insured against or carried by corporations engaged in the same or similar businesses and similarly situated. Said policies of insurance shall be reasonably satisfactory to Agent as to form, amount and insurer. Borrower and Guarantors shall furnish certificates, policies or endorsements to Agent as Agent shall reasonably require as proof of such insurance, and, if Borrower or any Guarantor fails to do so, Agent is authorized, but not required, to obtain such insurance at the expense of Borrower. All policies shall provide for the insurer thereunder to endeavor to give at least thirty (30) days prior written notice to Agent of any cancellation or reduction of coverage and that at any time an Event of Default has occurred and is continuing, Agent may act as attorney for Borrower and each Guarantor in obtaining, adjusting, settling, amending, canceling and replacing such insurance. Borrower and Guarantors shall cause Agent to be named as a loss payee and an additional insured (but without any liability for any premiums) under such insurance policies and Borrower and any Guarantors shall obtain non-contributory lender's loss payable endorsements to all insurance policies in form and substance reasonably satisfactory to Agent. Such lender's loss payable endorsements shall specify that the proceeds of such insurance shall be payable to Agent as its interests may appear and further specify that Agent and Lenders shall be paid regardless of any act or omission by Borrower, Guarantor or any of its or their Affiliates. Notwithstanding the foregoing, such proceeds shall be deposited in a bank account subject to a Deposit Account Control Agreement if Borrower requests such proceeds and delivers a certificate to Agent confirming Borrower's intention to use such Net Proceeds in accordance with the requirements of the following sentence. The Net Proceeds of any insurance up to $5,000,000 in any Fiscal Year may be used by Borrower or any Guarantor to repair, restore or replace property that was damaged, destroyed or otherwise rendered not reasonably useful by any casualty event; provided, that (a) such
                                                         --------
Net Proceeds are reinvested within one hundred eighty (180) days of receipt thereof, (b) Excess Availability at the time of such reinvestment is at least $7,500,000, (c) no Event of Default has occurred and is continuing at the time of receipt of such Net Proceeds and at the time of reinvestment and (d) until such reinvestment, all Net Proceeds from insurance shall be held in a bank account subject to a Deposit Account Control Agreement. If any of the foregoing conditions set forth in clauses (a)-(d) are not satisfied or Borrower or any Guarantor notifies Agent that it does not intend to make such reinvestment or to the extent that such Net Proceeds in any Fiscal Year are in excess of the $5,000,000 threshold for such Fiscal Year, Agent may apply such excess Net Proceeds to payment of the Obligations, whether or not then due, in accordance with Section 6.4.
                                       71
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     9.6     Financial  Statements  and  Other  Information.
     (a) Borrower and each Guarantor shall, and shall cause its Subsidiaries to, keep proper books and records in which true and complete entries shall be made of all dealings or transactions of or in relation to the Collateral and the business of Borrower, such Guarantor and such Subsidiary in accordance with GAAP. Borrower and Guarantors shall promptly furnish to Agent and Lenders all such financial and other information as Agent shall reasonably request relating to the Collateral and the assets, business and operations of Borrower and Guarantors to the extent such information can be produced without undue expense or burden to Borrower. Without limiting the foregoing, Borrower and Guarantors shall furnish or cause to be furnished to Agent, the following: (i) within thirty (30) days after the end of each of the first two Fiscal Months of each Fiscal Quarter commencing with the Fiscal Month ending July 31, 2005, monthly unaudited consolidated financial statements, and unaudited consolidating financial statements (including in each case balance sheets, statements of income and loss, statements of cash flow (which cash flow statements may be on a consolidated basis), and statements of shareholders' equity), all in reasonable detail, fairly presenting the financial position and the results of the operations of Borrower and its Subsidiaries as of the end of and through such Fiscal Month, certified to be correct by the chief financial officer of Borrower, subject to normal year-end adjustments and no footnotes and accompanied by a compliance certificate substantially in the form of Exhibit C hereto, along with a schedule in a form reasonably satisfactory to Agent of the calculations used in determining, as of the end of such month, whether Borrower and Guarantors are in compliance with the covenant set forth in Sections, 9.22 of this Agreement for such month, (ii) within forty-five (45) days after the end of each Fiscal Quarter commencing with the Fiscal Quarter ending June 30, 2005 (which Fiscal Quarter shall be deemed to have commenced on the Closing Date and to have ended on June 30, 2005), quarterly unaudited consolidated financial statements, and unaudited consolidating financial statements (including in each case balance sheets, statements of income and loss, statements of cash flow (which cash flow statements may be on a consolidated basis), and statements of shareholders' equity), all in reasonable detail, fairly presenting the financial position and the results of the operations of Borrower and its Subsidiaries as of the end of and through such Fiscal Quarter, certified to be correct by the chief financial officer of Borrower, subject to normal year-end adjustments and the absence of footnotes and accompanied by a compliance certificate substantially in the form of Exhibit C hereto, along with a schedule in a form reasonably satisfactory to Agent of the calculations used in determining, as of the end of the last month in such Fiscal Quarter, whether Borrower and Guarantors are in compliance with the covenant set forth in Section 9.22 of this Agreement for such month and (iii) within ninety (90) days after the end of each Fiscal Year, audited consolidated financial statements and unaudited consolidating financial statements of Borrower and its Subsidiaries (including in each case balance sheets, statements of income and loss, statements of cash flow, and statements of shareholders' equity), and the accompanying notes thereto, all in reasonable detail, fairly presenting the financial position and the results of the operations of Borrower and its Subsidiaries as of the end of and for such Fiscal Year (provided, that the Fiscal Year ending December 31, 2005 shall be deemed to have commenced on the Closing Date and to have ended on December 31, 2005), together with the unqualified opinion of independent certified public accountants with respect to the audited consolidated financial statements, which accountants shall be an independent accounting firm selected by Borrower and reasonably acceptable to Agent, that such audited consolidated
                                       72
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financial  statements  have  been  prepared in accordance with GAAP, and present fairly the results of operations and financial condition of Borrower and its Subsidiaries as of the end of and for the Fiscal Year then ended.
(b)     Borrower  and  Guarantors  shall promptly notify Agent in writing of the details of (i) any loss, damage, investigation, action, suit, proceeding or claim relating to Collateral having a value of more than $2,500,000, (ii) any material amendment or waiver to the Indenture (in which event Borrower and Guarantors shall provide Agent with a copy of such amendment or waiver), (iii) any order, judgment or decree in excess of $2,500,000 that becomes entered against Borrower or any Guarantor or any of its or their properties or assets,
(iv) any notification of a material violation of laws or regulations received by Borrower or any Guarantor in writing, (v) any ERISA Event, and (vi) the occurrence  of  any  Default  or  Event  of  Default.
(c) Borrower and Guarantors shall promptly after the sending or filing thereof furnish or cause to be furnished to Agent copies of all reports which Borrower or any Guarantor sends to its stockholders generally and copies of all reports and registration statements which Borrower or any Guarantor files with the Securities and Exchange Commission, any national securities exchange or the National Association of Securities Dealers, Inc.
(d) Borrower and Guarantors shall furnish or cause to be furnished to Agent such budgets, forecasts, projections and other information respecting the Collateral and the business of Borrower and Guarantors, as Agent may, from time to time, reasonably request (including, without limitation, an annually prepared monthly budget within thirty (30) days of the start of Borrower's Fiscal Year indicating line items for budgeted Borrowing Base levels and credit utilization). Agent is hereby authorized to deliver a copy of any financial statement or any other information relating to the business of Borrower and Guarantors to any court or other Governmental Authority to which Agent is legally required to deliver the same or to any Lender or Participant or prospective Lender or Participant or any Affiliate of any Lender or Participant, in each case, with respect to any Participant, prospective Lender or prospective Participant or any of their Affiliates, who agrees to keep the same confidential on the same terms and conditions as set forth in Section 13.9. Borrower and each Guarantor hereby irrevocably authorizes and directs all accountants or auditors to deliver to Agent, at Borrower's expense, copies of the financial statements of Borrower and Guarantors and any reports or management letters prepared in writing by such accountants or auditors on behalf of Borrower or any Guarantor and to disclose to Agent and Lenders such information as they may have regarding the business of Borrower and any Guarantor reasonably related to such financial statements, reports or management letters as Agent may request. Any documents, schedules, invoices or other papers delivered to Agent or any Lender may be destroyed or otherwise disposed of by Agent or such Lender one (1) year after the same are delivered to Agent or such Lender, except as otherwise designated by Borrower to Agent or such Lender in writing.
(e) Borrower shall furnish to Agent on the first Business Day of December of each Fiscal Year (commencing on December 1, 2005) a revised Schedule 6 to this Agreement setting forth each of the twelve (12) Fiscal Months for the immediately following Fiscal Year of Borrower.
                                       73
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     9.7     Sale  of  Assets,  Consolidation,  Merger,  Dissolution,  Etc
     . Borrower and each Guarantor shall not, and shall not permit any of its Subsidiaries (other than Brazil) to, directly or indirectly,
     (a) merge into or with or consolidate with any other Person or permit any other Person to merge into or with or consolidate with it, except that (x) any wholly-owned domestic Subsidiary of Borrower may merge with and into or consolidate with any other wholly-owned domestic Subsidiary of Borrower, and any wholly-owned Foreign Subsidiary of Borrower may merge with and into or consolidate with any other wholly-owned Foreign Subsidiary of Borrower and (y) any Subsidiary formed for the purpose of effectuating a Permitted Acquisition may merge or consolidate with a Person acquired pursuant to such Permitted Acquisition; provided, that, in each case above, each of the following conditions is satisfied: (i) Agent shall have received not less than ten (10) Business Days' prior written notice of the intention of such Subsidiaries to so merge or consolidate, which notice shall set forth in reasonable detail reasonably satisfactory to Agent, the persons that are merging or consolidating, which person will be the surviving entity, the locations of the assets of the persons that are merging or consolidating, and the material agreements and documents relating to such merger or consolidation, (ii) Agent shall have received such other information with respect to such merger or consolidation as Agent may reasonably request, (iii) as of the effective date of the merger or consolidation and immediately after giving effect thereto, no Default or Event of Default shall exist or have occurred, (iv) Agent shall have received, true, correct and complete copies of all agreements, documents and instruments relating to such merger or consolidation then in effect or to be executed and delivered upon the consummation thereof (in substantially final form), including, but not limited to, the certificate or certificates of merger to be filed with each appropriate Secretary of State (with a copy as filed promptly after such filing), (v) the surviving corporation shall expressly confirm, ratify and assume the Obligations and the Financing Agreements to which it is a party in writing, in form and substance reasonably satisfactory to Agent, and
(vi) Borrower and Guarantors shall execute and deliver such other agreements, documents and instruments as Agent may reasonably request in connection therewith;
(b) sell, assign, lease, transfer, abandon or otherwise dispose of any Capital Stock or Indebtedness to any other Person or any of its assets to any other Person, except for
     (i)     sales  of  Inventory  in  the  ordinary  course  of  business,
(ii) the sale or other dispositions of assets (excluding Eligible Inventory, Eligible Accounts and Capital Stock of any Subsidiary of Borrower) in the ordinary course of business so long as (A) such sales or other dispositions do not involve assets having an aggregate Fair Market Value in excess of $5,000,000 for all such assets disposed of in any Fiscal Year of Borrower or as Agent may otherwise agree, (B) to the extent such assets to be sold consist of Eligible Equipment or Eligible Real Property, Borrower provides Agent with prior written notice identifying such assets to be sold, (C) no Event of Default shall have occurred and be continuing at the time of and immediately after giving effect to any such sale or disposition, (D) the consideration received is at least equal to the Fair Market Value of such assets sold or otherwise disposed of and (E) the Net Proceeds from such sale or disposition are applied to reduce the then outstanding principal balance of the Loans; provided, that in lieu of clause
                                                --------
(E), Borrower or any Guarantor may use such Net Proceeds to reinvest in productive assets of a kind then used or usable in the business of Borrower or such Guarantor so long as (1) such Net Proceeds are reinvested within three hundred sixty-five (365) days of receipt thereof, (2) no Event of Default has occurred and is continuing at the time of such reinvestment and (3) until such reinvestment, all such Net Proceeds shall be held in a bank account subject to a Deposit Account Control Agreement. If any of the foregoing conditions set forth in clauses (1)-(3) are not satisfied or Borrower or any Guarantor notifies Agent that it does not intend to make such reinvestment, then such Net Proceeds shall be applied to reduce the then outstanding principal balance of the Loans,
(iii) the issuance and sale by Holdings of Capital Stock of Holdings after the date hereof; provided, that, no Change of Control shall result immediately after giving effect to such issuance of Capital Stock,
(iv)     the  sale  of  the  Capital  Stock  of Brazil; provided, that if Excess
                                                        --------
Availability is less than $7,500,000 at the time of, or immediately after giving effect to, such sale, the proceeds from such sale shall be applied to repay the outstanding amount of the Loans until Excess Availability is $7,500,000.
     (c) wind up, liquidate or dissolve except that any Guarantor (other than Holdings) may wind up, liquidate and dissolve, provided, that, each of the following conditions is satisfied; (i) the winding up, liquidation and dissolution of such Guarantor shall not violate any law or any order or decree of any court or other Governmental Authority in any material respect and shall not conflict with or result in the breach of, or constitute a default under, any indenture, mortgage, deed of trust, or any other agreement or instrument to which Borrower or any Guarantor is a party or may be bound, (ii) such winding up, liquidation or dissolution shall be done in accordance with the requirements of all applicable laws and regulations, (iii) effective upon such winding up, liquidation or dissolution, all of the assets and properties of such Guarantor shall be duly and validly transferred and assigned to Borrower, free and clear of any liens, restrictions or encumbrances other than the security interest and liens of Agent (and Agent shall have received such evidence thereof as Agent may reasonably require) and Agent shall have received such deeds, assignments or other agreements as Agent may reasonably request to evidence and confirm the transfer of such assets to of such Guarantor to Borrower, (iv) Agent shall have received all documents and agreements that Borrower or any Guarantor has filed with any Governmental Authority or as are otherwise required to effectuate such winding up, liquidation or dissolution, (v) neither Borrower nor any Guarantor shall assume any Indebtedness, obligations or liabilities as a result of such winding up, liquidation or dissolution, or otherwise become liable in respect of any obligations or liabilities of the entity that is winding up, liquidating or dissolving, unless such Indebtedness is otherwise expressly permitted hereunder,
(vi)  Agent  shall  have  received  not  less  than ten (10) Business Days prior written notice of the intention of such Guarantor to wind up, liquidate or dissolve, and (vii) as of the date of such winding up, liquidation or dissolution and immediately after giving effect thereto, no Default or Event of Default shall exist or have occurred; or
(d) agree to do any of the foregoing which are otherwise prohibited pursuant to Sections 9.7(a), 9.7(b) or 9.7(c) hereof.
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
     9.8     Encumbrances
     . Borrower and each Guarantor shall not, and shall not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any security interest, mortgage, pledge, lien, charge or other encumbrance of any nature whatsoever on any of its assets or properties, including the Collateral, except:
     (a) the security interests and liens of Agent for itself and the benefit of Lenders;
(b) liens securing the payment of taxes, assessments or other governmental charges or levies either not yet overdue or the validity of which are being contested in good faith by appropriate proceedings diligently pursued and available to Borrower, such Guarantor or such Subsidiary, as the case may be and with respect to which adequate reserves have been set aside on its books;
(c) non-consensual statutory liens (other than liens securing the payment of taxes as provided in clause (b) above) arising in the ordinary course of Borrower's, such Guarantor's or such Subsidiary's business to the extent: (i) such liens secure Indebtedness which is not overdue or (ii) such liens secure Indebtedness relating to claims or liabilities which are fully insured and being defended at the sole cost and expense and at the sole risk of the insurer or being contested in good faith by appropriate proceedings diligently pursued and available to Borrower, such Guarantor or such Subsidiary, in each case prior to the commencement of foreclosure or other similar proceedings and with respect to which adequate reserves have been set aside on its books;
(d) zoning restrictions, easements, licenses, covenants and other restrictions affecting the use of Real Property which (i) are disclosed in any endorsement to, commitment for or policy of title insurance issued to the Agent as of the Closing Date with respect to such Real Property, or (ii) do not interfere in any material respect with the use of such Real Property or ordinary conduct of the business of Borrower, such Guarantor or such Subsidiary as presently conducted thereon or materially impair the value of the Real Property which may be subject thereto;
(e) purchase money security interests in Equipment (including Capital Leases) and purchase money mortgages on Real Property to secure Indebtedness permitted under Section 9.9(b) hereof;
(f) pledges and deposits of cash by Borrower or any Guarantor after the date hereof in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security benefits consistent with the current practices of Borrower or such Guarantor as of the date hereof or as otherwise required by applicable law;
(g) pledges and deposits of cash by Borrower or any Guarantor after the date hereof to secure the performance of tenders, bids, leases, trade contracts (other than for the repayment of Indebtedness), statutory obligations and other similar obligations, in each case in the ordinary course of business consistent with the current practices of Borrower or such Guarantor as of the date hereof; provided, that, in connection with any performance bonds issued by a surety or other person, the issuer of such bond shall have waived in writing any rights in or to, or other interest in, any of the Collateral in an agreement, in form and substance reasonably satisfactory to Agent;
(h)     precautionary  UCC  financing  statement filings in respect of operating leases of equipment or other materials which are not owned by Borrower or any Guarantor but are located on the premises of Borrower or such Guarantor (but not in connection with, or as part of, the financing thereof) from time to time in the ordinary course of business and consistent with current practices of Borrower or such Guarantor;
(i) judgments and other similar liens arising in connection with court proceedings that do not constitute an Event of Default, provided, that, (i) such judgments and liens are being contested in good faith and by appropriate proceedings diligently pursued, (ii) adequate reserves or other appropriate provision, if any, as are required by GAAP have been made therefor on Borrower's or the applicable Subsidiary's books, (iii) such judgments and liens are not then enforceable, whether by a stay of enforcement thereof or otherwise and (iv) Agent may establish an appropriate Reserve with respect thereto;
(j) the security interests and liens set forth on Schedule 8.4 to the Information Certificate;
(k) the security interests and liens on the assets of a Foreign Subsidiary securing Indebtedness of such Foreign Subsidiary to the extent such Indebtedness is permitted under Section 9.9 hereof; and
(l) other security interests and liens on assets with a Fair Market Value not to exceed $750,000; provided, that Agent has the right to implement a
                            --------
Reserve to the extent such liens and security interests are on Collateral in the Borrowing Base or otherwise adversely affect such Collateral.
     9.9     Indebtedness
     . Borrower and each Guarantor shall not, and shall not permit any of its Subsidiaries to, incur, create, assume, become or be liable in any manner with respect to, or permit to exist, any Indebtedness, or guarantee, assume, endorse, or otherwise become responsible for (directly or indirectly), the Indebtedness, performance, obligations or dividends of any other Person, except:
                                                                   ------
     (a)     the  Obligations;
(b) purchase money Indebtedness (including Capital Leases but excluding operating leases) arising after the date hereof to the extent secured by purchase money security interests in Equipment (including Capital Leases) and purchase money mortgages on Real Property not to exceed $5,000,000 in the aggregate at any time outstanding so long as such security interests and mortgages do not apply to any property of Borrower, such Guarantor or such Subsidiary other than the Equipment or Real Property so acquired, and the Indebtedness secured thereby does not exceed the cost of the Equipment or Real Property so acquired, as the case may be;
(c) guarantees by Borrower or any Guarantor of the Obligations of the other Borrower or such Guarantors in favor of Agent for the benefit of Lenders;
(d) the Indebtedness of Borrower or any Guarantor or any of their Subsidiaries arising after the date hereof pursuant to loans by Borrower or any Guarantor permitted under Sections 9.10(g), (h) and (n) hereof;
(e) unsecured Indebtedness of Borrower arising after the date hereof to any third person (but not to Borrower or any other Guarantor), provided, that, each of the following conditions is satisfied as determined by Agent: (i) such Indebtedness shall be on terms and conditions acceptable to Agent and Required Lenders shall be subject and subordinate in right of payment to the right of Agent and Lenders to receive the prior indefeasible payment of all of the Obligations pursuant to the terms of an intercreditor agreement between Agent and such third party, in form and substance satisfactory to Agent, (ii) Agent shall have received not less than ten (10) days prior written notice of the intention of Borrower or such Guarantor to incur such Indebtedness, which notice shall set forth in reasonable detail reasonably satisfactory to Agent the amount of such Indebtedness, the person or persons to whom such Indebtedness will be owed, the interest rate, the schedule of repayments and maturity date with respect thereto and such other information as Agent may reasonably request with respect thereto, (iii) Agent shall have received true, correct and complete copies of all agreements, documents and instruments evidencing or otherwise related to such Indebtedness, (iv) the proceeds of such Indebtedness shall be used for general corporate purposes not prohibited by this Agreement; provided, that if an Event of Default has occurred and is continuing at the time such Indebtedness is issued, the proceeds thereof shall be applied against the
Obligations, in accordance with Section 6.4, (v) as of the date of incurring such Indebtedness and immediately after giving effect thereto, no Default or Event of Default shall exist, (vi) Borrower and such Guarantor shall not, directly or indirectly, (A) amend, modify, alter or change the terms of such Indebtedness or any agreement, document or instrument related thereto, except that Borrower or such Guarantor may, after prior written notice to Agent, amend, modify, alter or change the terms thereof so as to extend the maturity thereof, or defer the timing of any payments in respect thereof, or to forgive or cancel any portion of such Indebtedness (other than pursuant to payments thereof), or to reduce the interest rate or any fees in connection therewith, or (B) redeem, retire, defease, purchase or otherwise acquire such Indebtedness (except pursuant to regularly scheduled payments permitted herein), or set aside or otherwise deposit or invest any sums for such purpose, and (vii) Borrower and Guarantors shall furnish to Agent all notices or demands in connection with such Indebtedness either received by Borrower or any Guarantor or on its behalf promptly after the receipt thereof, or sent by Borrower or any Guarantor or on its behalf concurrently with the sending thereof, as the case may be;
(f) the Indebtedness set forth on Schedule 9.9 to the Information Certificate (including, without limitation, Indebtedness under the Indenture); provided, that, (i) Borrower and Guarantors may only make regularly scheduled payments of principal and interest in respect of such Indebtedness in accordance with the terms of the agreement or instrument evidencing or giving rise to such Indebtedness as in effect on the date hereof; provided, that Borrower may make Permitted Bond Repurchases in accordance with Section 9.23 hereof, (ii) Borrower and Guarantors shall not, directly or indirectly, (A) amend, modify, alter or change the terms of such Indebtedness or any agreement, document or instrument related thereto as in effect on the date hereof if materially adverse to the interests of Agent and Lenders, except that Borrower and Guarantors may, after prior written notice to Agent, amend, modify, alter or change the terms thereof so as to extend the maturity thereof, or defer the timing of any payments in respect thereof, or to forgive or cancel any portion of such Indebtedness (other than pursuant to payments thereof), or to reduce the interest rate or any fees in connection therewith or to increase the principal amount under the Indenture so long as after giving effect to such increase, the Fixed Charge Coverage Ratio would be at least 1.0:1.0 for the prior 12 month period then ending on a pro forma basis immediately after giving effect to such increase in such principal amount for such 12 month period, or (B) redeem, retire, defease, purchase or otherwise acquire such Indebtedness (other than Permitted Bond Repurchases under
Section  9.23),  and  (iii)  Borrower  and Guarantors shall furnish to Agent all notices or demands in connection with such Indebtedness either received by Borrower or any Guarantor or on its behalf, promptly after the receipt thereof, or sent by Borrower or any Guarantor or on its behalf, concurrently with the sending thereof, as the case may be;
(g)     [Intentionally  Omitted]
(h) Indebtedness incurred after the date hereof by a Foreign Subsidiary to any Person (other than to Holdings, Borrower or any Subsidiary of Borrower); provided, that, (i) at the time of incurring such Indebtedness, such Foreign
   -----   ----
Subsidiary is not a Guarantor with respect to the Exim Revolving Loans and is not otherwise subject to the Exim Guarantee Documents, (ii) recourse for any such Indebtedness shall only be against such Foreign Subsidiary and its assets and the terms and conditions of such Indebtedness shall not restrict or in any manner affect the obligations of Borrower and the Guarantors under the Financing Agreements, (iii) at the time and immediately after giving effect to such incurrence of Indebtedness, no Event of Default shall have occurred and be continuing, and (iv) the aggregate amount of such Indebtedness that may be outstanding at any time to all Foreign Subsidiaries (other than Brazil) shall not exceed $7,500,000; and
(i) any other unsecured Indebtedness not to exceed $10,000,000 in the aggregate at any time outstanding; provided that at the time of and immediately
                                    --------
after giving effect to such incurrence of Indebtedness no Event of Default shall have occurred and be continuing.
     9.10     Loans,  Investments,  Etc
     . Borrower and each Guarantor shall not, and shall not permit its Subsidiaries to, directly or indirectly, make any loans or advance money (including trade credit outstanding to any Foreign Subsidiary) or property to any person, or invest in (by capital contribution, dividend or otherwise) or purchase or repurchase the Capital Stock or Indebtedness or all or a substantial part of the assets or property of any person, or form or acquire any Subsidiaries, or agree to do any of the foregoing, except:
     (a) the endorsement of instruments for collection or deposit in the ordinary course of business;
(b) investments in cash or Cash Equivalents, provided, that the terms and conditions of Section 5.2 hereof shall have been satisfied with respect to the deposit account, investment account or other account in which such cash or Cash Equivalents are held;
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
(c) (i) the existing equity investments of Borrower and each Guarantor as of the date hereof in its Subsidiaries, (ii) equity contributions made by Holdings to Borrower, whether in the form of the purchase of Capital Stock of Borrower or otherwise, (iii) equity contributions made after the date hereof by Borrower in a Guarantor (other than Holdings and any Foreign Subsidiaries) so long as (A) as of the date of any such contribution and immediately after giving effect thereto, Excess Availability shall not be less than $7,500,000, (B) as of the date of any such contribution and immediately after giving effect thereto, no Event of Default shall have occurred and be continuing and Borrower shall be Solvent and (C) the aggregate amount of such equity contributions made do not exceed $7,500,000 during the term of this Agreement less the amount of intercompany loans made under Section 9.10(g)(iii), and (iv) equity contributions made after the date hereof by Borrower or a Guarantor in (A) any Foreign Subsidiary (other than Brazil) so long as (1) as of the date of any such contribution and immediately after giving effect thereto, Excess Availability shall not be less than $7,500,000, (2) as of the date of any such contribution and immediately after giving effect thereto, no Event of Default shall have occurred and be continuing and Borrower or such Guarantor shall be Solvent, (3) the aggregate amount of such equity contributions made to such Foreign Subsidiaries (excluding Brazil) do not exceed $7,500,000 during the term of this Agreement less the amount of intercompany loans made under Section 9.10(h) to such Foreign Subsidiaries (excluding Brazil) and (B) Brazil so long as (1) as of the date of any such contribution and immediately after giving effect thereto, no Event of Default shall have occurred and be continuing and Borrower or such Guarantor shall be Solvent, (2) if Excess Availability is at least $7,500,000 at the time of and immediately after giving effect to such equity contribution, the aggregate amount of equity contributions that may be made to Brazil at such time shall not exceed $7,500,000, (3) if Excess Availability is at less than $7,500,000 at the time of and immediately after giving effect to such equity contribution, the aggregate amount of equity contributions that may be made to Brazil at such time shall not exceed $1,000,000 and (4) in no event shall the aggregate amount of equity contributions made to Brazil under this Section 9.10(c) plus the aggregate amount of loans made to Brazil under Section 9.10(h)
         ----
exceed  $7,500,000.
(d) loans and advances by Borrower or any Guarantor to employees of Borrower or such Guarantor not to exceed the principal amount of $1,000,000 in the aggregate at any time outstanding for: (i) reasonably and necessary work-related travel or other ordinary business expenses to be incurred by such employee in connection with their work for Borrower or such Guarantor and (ii) reasonable and necessary relocation expenses of such employees (including home mortgage financing for relocated employees);
(e) stock or obligations issued to Borrower or any Guarantor by any Person (or the representative of such Person) in respect of Indebtedness of such Person owing to Borrower or such Guarantor in connection with the insolvency, bankruptcy, receivership or reorganization of such Person or a composition or readjustment of the debts of such Person; provided, that, the original of any such stock or instrument evidencing such obligations shall be promptly delivered to Agent, upon Agent's request, together with such stock power, collateral assignment or endorsement in blank by Borrower or such Guarantor as Agent may reasonably request;
(f) obligations of account debtors to Borrower or any Guarantor arising from Accounts which are past due evidenced by a promissory note made by or other written agreement from such account debtor payable to Borrower or such Guarantor; provided, that, promptly upon the receipt of the original of any such promissory note by Borrower or such Guarantor, such promissory note shall be collaterally assigned to the Agent, endorsed to the order of Agent by Borrower or such Guarantor and promptly delivered to Agent as so endorsed;
(g) loans by Borrower or any Guarantor to Borrower or any other Guarantor after the date hereof, provided, that,
     (i) as to all of such loans, (A) within thirty (30) days after the end of each Fiscal Month, Borrower shall provide to Agent a report in form and substance reasonably satisfactory to Agent of the outstanding amount of such loans as of the last day of the immediately preceding month and indicating any loans made and payments received during the immediately preceding month, (B) the Indebtedness arising pursuant to any such loan shall not be evidenced by a promissory note or other instrument, unless the single original of such note or other instrument is promptly delivered to Agent upon its request to hold as part of the Collateral, with such endorsement and/or collateral assignment by the payee of such note or other instrument as Agent may reasonably require, (C) as of the date of any such loan (except for loans deemed made pursuant to Section 6.3(d) hereof) and immediately after giving effect thereto, Borrower or any Guarantor making such loan shall be Solvent, and (D) as of the date of any such loan (except for loans deemed made pursuant to Section 6.3(d) hereof) and immediately after giving effect thereto, no Default or Event of Default shall have occurred and be continuing,
(ii) as to loans by a Guarantor to Borrower, (A) the Indebtedness arising pursuant to such loan shall be subject to, and subordinate in right of payment to, the right of Agent and Lenders to receive the prior final payment and satisfaction in full of all of the Obligations on terms and conditions acceptable to Agent, (B) promptly upon Agent's request, Agent shall have received a subordination agreement, in form and substance satisfactory to Agent, providing for the terms of the subordination in right of payment of such Indebtedness of Borrower to the prior final payment and satisfaction in full of all of the Obligations, duly authorized, executed and delivered by such Guarantor and Borrower, and (C) Borrower shall not, directly or indirectly make, or be required to make, any payments in respect of such Indebtedness prior to the end of the then current term of this Agreement;
(iii) as to loans by a Borrower to a Guarantor (other than any Foreign Subsidiaries), as of the date of any such loan and immediately after giving effect thereto, (A) Excess Availability shall be not less than $7,500,000 and
(B) the aggregate amount of loans made to Guarantors (other than any Foreign Subsidiaries) which are outstanding at any time shall not exceed $7,500,000 less the amount of equity contributions made pursuant to Section 9.10(c)(iii);
     (h) loans by Borrower or a Guarantor after the date hereof to (i) any Foreign Subsidiary (other than Brazil); provided, that, (A) as to any such loan,
                                        --------  ----
Borrower  or such Guarantor complies with all the conditions set forth in clause
(g)(i)  of  this  Section  9.10,  (B)  Excess Availability shall be no less than
$7,500,000 upon giving effect to such loan, and (C) the aggregate amount of loans made to such Foreign Subsidiaries (excluding Brazil) which are outstanding at any time shall not exceed $7,500,000 less the amount of equity contributions made pursuant to Section 9.10(c)(iv)(A) or (ii) Brazil; provided, that, (A) as
                                                          --------
to any such loan, Borrower or such Guarantor complies with all the conditions set forth in clause (g)(i) of this Section 9.10, (B) if Excess Availability is at least $7,500,000 at the time of and immediately after giving effect to any such loan, the aggregate amount of loans that may be advanced to Brazil at such time shall not exceed $7,500,000, (C) if Excess Availability is at less than $7,500,000 at the time and immediately after giving effect to any such loan, the aggregate amount of loans that may be advanced to Brazil at such time shall not exceed $1,000,000 and (D) in no event shall the aggregate amount of loans made to Brazil under this Section 9.10(h) plus equity contributions made to Brazil
                                        ----
under  Section  9.10(c)(iv)(B)  exceed  $7,500,000;
(i) the loans and advances set forth on Schedule 9.10 to the Information Certificate; provided, that, as to such loans and advances, Borrower and
              --------   ----
Guarantors shall not, directly or indirectly, amend, modify, alter or change the terms of such loans and advances or any agreement, document or instrument related thereto in a manner materially adverse to Agent and Lenders and Borrower and Guarantors shall furnish to Agent all notices or demands in connection with such loans and advances either received by Borrower or any Guarantor or on its behalf, promptly after the receipt thereof, or sent by Borrower or any Guarantor or on its behalf, concurrently with the sending thereof, as the case may be;
(j) the making of Permitted Bond Repurchases in accordance with Section 9.23 hereof;
(k) intercompany advances which consist of the deferred and/or unpaid balance of the purchase price of goods, materials and/or services provided by Borrower to any Foreign Subsidiary; provided, that the aggregate amount of such
                                     --------
advances does not exceed $7,500,000 outstanding at any time in the aggregate for all Foreign Subsidiaries;
(l) Borrower and its Subsidiaries may form new Subsidiaries for the purpose of consummating an Acquisition pursuant to clause (m) below; provided that (i) prior to the consummation of such Acquisition, such Subsidiary shall not engage in any business activities, maintain any assets or incur any liabilities and
(ii) such Subsidiary shall have complied with all the requirements of clause (D) in Section 9.10(m) below;
(m) Borrower or a Subsidiary of Borrower may make an Acquisition of assets or an Acquisition of a Person (the "Target") to be designated as a Subsidiary; provided, that, at the time of making such Acquisition (A) Excess Availability
 -------   ----
is, and will be immediately after giving effect to such Acquisition, $7,500,000 and no Default or Event of Default exists or would exist at the time of and immediately after giving effect to such Acquisition, (B) Agent received, twenty
(20) days prior to the day such Acquisition is to be made, a certificate signed by an authorized officer of Borrower describing the Acquisition and attaching all applicable purchase agreements in substantially final form, lien search results and recent year end audited and interim financial statements for the
Target, (C) if Borrower intends for the acquired assets (whether through the Acquisition of a Person or through the Acquisition of assets) to be included in the Borrowing Base (whether through a subsequent merger, consolidation or otherwise), then Agent must provide prior written approval (which approval shall be based on, among other things, satisfactory results of such field examinations, audits, appraisals and other due diligence as Agent shall reasonably require); provided, that, up to $1,000,000 in Accounts and Inventory
                      --------
in connection with a Permitted Acquisition of assets may be included in the Borrowing Base at the election of Borrower but only to the extent such assets satisfy the definitions of Eligible Accounts and Eligible Inventory, (D) Borrower shall cause such Subsidiary (and any other applicable Person) to execute such joinder agreements to the Financing Agreements, and such guarantees, security agreements, pledge agreements and other documents as Agent shall reasonably require, in each case in form and substance reasonably satisfactory to Agent, to further guaranty and secure the Obligations with a first lien security interest on all acquired assets, (E) such Permitted
Acquisition shall only involve assets located in the United States and comprising a business, or those assets of a business, of the type or consistent with or complimentary to the type engaged in by Borrower or such Subsidiary, and which business would not subject Agent or any Lender to regulatory or third party approvals in connection with the exercise of its rights and remedies under this Loan and Security Agreement or any other Financing Agreements other than approvals applicable to the exercise of such rights and remedies with respect to Borrower prior to such Permitted Acquisition, (F) the sum of all amounts payable in connection with all Permitted Acquisitions (including all transaction costs and all Indebtedness, liabilities and contingent obligations incurred or assumed in connection therewith or otherwise reflected on a consolidated balance sheet of Borrower and Target) shall not exceed $15,000,000 in the aggregate during the term of this Agreement, (G) the Target shall not have incurred an operating loss for the trailing twelve-month period preceding the date of the Permitted Acquisition, as determined based upon the Target's financial statements for its most recently completed Fiscal Year and its most recent interim financial period completed within sixty (60) days prior to the date of consummation of such Permitted Acquisition and (H) Agent shall have received such other information and diligence material relation go the Acquisition as Agent may reasonably request.
     9.11     Dividends  and  Redemptions
     . Borrower and each Guarantor (other than Holdings) shall not, directly or indirectly, declare or pay any dividends on account of any shares of class of any Capital Stock of Borrower or such Guarantor now or hereafter outstanding, or set aside or otherwise deposit or invest any sums for such purpose, or redeem, retire, defease, purchase or otherwise acquire any of its shares of any class of Capital Stock (or set aside or otherwise deposit or invest any sums for such purpose) for any consideration or apply or set apart any sum, or make any other distribution (by reduction of capital or otherwise) in respect of any such shares or agree to do any of the foregoing, except that:
     (a) Borrower or any Guarantor may declare and pay such dividends or redeem, retire, defease, purchase or otherwise acquire any shares of any class of Capital Stock for consideration in the form of shares of common stock (so long as immediately after giving effect thereto no Change of Control or other Default or Event of Default shall exist or occur);
(b)     any  Subsidiary  of  Borrower  may  pay  dividends  to  its  parent;
(c) for so long as Borrower is a member of a group filing a consolidated or combined tax return with Holdings, Borrower may make payments to Holdings in respect of the allocable portion of the tax liabilities of such group that is attributable to Borrower and its Subsidiaries ("Tax Payments"), provided, that Tax Payments shall not exceed the lesser of (x) the amount of the relevant tax (including any penalties and interest) that Borrower would owe if Borrower were filing a separate tax return (or a consolidated or combined tax return with its Subsidiaries that are members of the consolidated or combined group), taking into account any carryforward or carryback of tax attributes (such as net operating losses) of Borrower and such Subsidiaries from other taxable years and
(y) the net amount of the relevant tax that Holdings actually owes to the appropriate taxing authority and provided further, that any Tax Payments received from Borrower shall be paid to the relevant taxing authority within 30 days of Holding's receipt of such Tax Payment or refunded to Borrower;
(d) Borrower may (i) declare and pay dividends to Holdings in an amount not to exceed $500,000 for the sole purpose of satisfying Holdings' tax obligations under the Acquisition Agreement and (ii) declare and pay other dividends to Holdings so long as at the time of, and immediately after giving effect to, such dividends (A) Excess Availability shall be at least $7,500,000, (B) no Event of Default shall have occurred and be continuing, and (C) such dividends are permitted to be paid under the terms of the Indentures as in effect an the date hereof; and
(e) Borrower and Guarantors may repurchase Capital Stock consisting of (x) Capital Stock held by employees pursuant to any employee stock ownership plan thereof upon the termination, retirement or death of any such employee in accordance with the provisions of such plan and (y) Capital Stock held by management at any time and by officers, directors and employees at any time after any such Person ceases to be an officer, director or employee, as applicable; provided, that, in each case as to any such repurchase, each of the following conditions is satisfied: (i) as of the date of the payment for such repurchase and immediately after giving effect thereto, no Default or Event of Default shall have occurred and be continuing, (ii) such repurchase shall be paid with funds legally available therefor, (iii) such repurchase shall not violate any law or regulation or the terms of any indenture, agreement or undertaking to which Borrower or such Guarantor is a party or by which Borrower or such Guarantor or its or their property are bound, (iv) Excess Availability shall be at least $7,500,000 immediately after giving effect to such repurchase and (v) the aggregate amount of all payments for such repurchases in any calendar year shall not exceed $3,000,000.
     9.12     Transactions  with  Affiliates
     .  Borrower  and  each  Guarantor  shall  not,  directly  or  indirectly:
     (a) purchase, acquire or lease any property from, or sell, transfer or lease any property to, any officer, director or other Affiliate of Borrower or such Guarantor, except in the ordinary course of and pursuant to the reasonable requirements of Borrower's or Guarantors' business (as the case may be) and upon fair and reasonable terms no less favorable to Borrower or such Guarantor than Borrower or such Guarantor would obtain in a comparable arm's length transaction with an unaffiliated person; provided that, in any event, Borrower may lease
                                 -------- ----
equipment from Jerry Collins for rents not to exceed an aggregate amount of $25,000 per Fiscal Year; or
(b) make any payments (whether by fees, advances, loans or otherwise) of management, consulting or other fees for management or similar services, or in respect of any Indebtedness owing to any officer, employee, shareholder, director or any other Affiliate of Borrower or such Guarantor, except (i)
reasonable compensation to officers, employees and directors for services rendered to Borrower or such Guarantor in the ordinary course of business, (ii) payments by Borrower or any Guarantor to Borrower for actual and necessary reasonable out-of-pocket legal and accounting, insurance, marketing, payroll and similar types of services paid for by Borrower on behalf of Borrower or such Guarantor, in the ordinary course of their respective businesses, and (iii) payments due or owing under the Management Services Agreement, as in effect on the date hereof, so long as no Event of Default has occurred and is continuing at the time of such payment under the Management Services Agreement or would occur upon the making of such payment as a result thereof; provided, that after
                                                            --------
such Event of Default no longer exists, and no other Event of Default has occurred and is continuing, the Borrower may make all such payments under the Management Services Agreement that were due during such Event of Default but that were not paid as a result thereof, together with interest thereon as provided in such agreement.
     9.13     Compliance  with  ERISA
     .  Borrower  and  each  Guarantor  shall, and shall cause each of its ERISA
Affiliates, to: (a) maintain each Plan in compliance in all material respects with the applicable provisions of ERISA, the Code and other Federal and State law; (b) cause each Plan which is qualified under Section 401(a) of the Code to maintain such qualification; (c) not terminate any of such Plans so as to incur any material liability to the Pension Benefit Guaranty Corporation; (d) not engage in any prohibited transaction involving any of such Plans or any trust created thereunder which would subject Borrower or such Guarantor to a material tax or penalty or other liability on prohibited transactions imposed under
Section 4975 of the Code or ERISA; (e) make all required contributions to any Plan which it is obligated to pay under Section 302 of ERISA, Section 412 of the Code or the terms of such Plan; (f) not allow or suffer to exist any accumulated funding deficiency, whether or not waived, with respect to any such Plan; or (g) not allow or suffer to exist any occurrence of a reportable event or any other event or condition which presents a material risk of termination by the Pension Benefit Guaranty Corporation of any such Plan that is a single employer plan, which termination could result in any material liability to the Pension Benefit Guaranty Corporation.
     9.14     End  of  Fiscal  Years;  Fiscal  Quarters
     . Borrower and each Guarantor shall, for financial reporting purposes, cause its, and each of its Subsidiaries' (a) Fiscal Years to end on December 31 of each year and (b) Fiscal Quarters to end on dates which are thirteen (13), twenty-six (26), thirty-nine (39) and fifty-two (52) weeks following the prior Fiscal Year end.
     9.15     Change  in  Business
     . Borrower and each Guarantor shall not, and shall not permit its Subsidiaries to, engage in any business other than the business of Borrower, such Guarantor or such Subsidiary on the date hereof and any business reasonably related, ancillary or complimentary to the business in which Borrower, such Guarantor or such Subsidiary is engaged on the date hereof. Neither Holdings nor FarmPro, Inc. shall incur any liabilities (except for the Obligations and loans made to Holdings in connection with the acquisition of Capital Stock in Holdings by certain Persons currently or formerly involved in the management of Borrower), maintain any assets (except for the equity of Borrower and rights under the Acquisition Agreement) or engage in any business activities.
     9.16     Limitation  of  Restrictions  Affecting  Subsidiaries
     . Borrower and each Guarantor shall not, directly, or indirectly, create or otherwise cause or suffer to exist any encumbrance or restriction which prohibits or limits the ability of its Subsidiaries of Borrower or such
Guarantor to (a) pay dividends or make other distributions or pay any Indebtedness owed to Borrower or such Guarantor or its Subsidiaries of Borrower or such Guarantor; (b) make loans or advances to Borrower or such Guarantor or its Subsidiaries of Borrower or such Guarantor, (c) transfer any of its properties or assets to Borrower or such Guarantor or its Subsidiaries of Borrower or such Guarantor; or (d) create, incur, assume or suffer to exist any lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than encumbrances and restrictions arising under (i) applicable law, (ii) this Agreement, (iii) customary provisions restricting subletting or assignment of any lease governing a leasehold interest of Borrower or such Guarantor or its Subsidiaries of Borrower or such Guarantor, (iv) customary restrictions on dispositions of real property interests found in reciprocal easement agreements of Borrower or such Guarantor or its Subsidiaries of Borrower or such Guarantor, (v) any agreement relating to permitted Indebtedness incurred by a Subsidiary of Borrower or such Guarantor prior to the date on which such Subsidiary was acquired by Borrower or such Guarantor and outstanding on such acquisition date, (vi) any agreement relating to Indebtedness permitted under Section 9.9(h) hereof so long as such encumbrances and restrictions are imposed only on the Foreign Subsidiary incurring such Indebtedness and (vii) the extension or continuation of contractual obligations in existence on the date hereof; provided, that, any such encumbrances or
                                       --------   ----
restrictions contained in such extension or continuation are no less favorable to Agent and Lenders than those encumbrances and restrictions under or pursuant to the contractual obligations so extended or continued.
     9.17     [Intentionally  Omitted]
     .
     9.18     License  Agreements.
     (a) With respect to any License Agreement that is material to the Borrower's or any Guarantor's business, Borrower and each Guarantor shall using commercially reasonable efforts (i) promptly and faithfully observe and perform all of the material terms, covenants, conditions and provisions of such License Agreement to which it is a party to be observed and performed by it, at the times set forth therein, if any, (ii) not do, permit, suffer or refrain from doing anything that could reasonably be expected to result in a default under or breach of any of the terms of such License Agreement, (iii) not cancel, surrender, modify, amend, waive or release such License Agreement in any material respect or any term, provision or right of the licensee thereunder in any material respect, or consent to or permit to occur any of the foregoing; except, that, subject to Section 9.18(b) below, Borrower or such Guarantor may also cancel, surrender or release any such License Agreement in the ordinary course of the business of Borrower or such Guarantor; provided, that, Borrower or such Guarantor (as the case may be) shall give Agent not less than thirty
(30) days prior written notice of its intention to so cancel, surrender and release any such License Agreement, (iv) give Agent prompt written notice of any such License Agreement entered into by Borrower or such Guarantor after the date hereof, together with a true, correct and complete copy thereof and such other information with respect thereto as Agent may reasonably request, (v) give Agent prompt written notice of any material breach of any obligation, or any default, by any party under any such License Agreement, and deliver to Agent (promptly upon the receipt thereof by Borrower or such Guarantor in the case of a notice to Borrower or such Guarantor and concurrently with the sending thereof in the case of a notice from Borrower or such Guarantor) a copy of each notice of default and every other written notice and other written communication received
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or  delivered  by  Borrower  or  such  Guarantor in connection with such License
Agreement which relates to the right of Borrower or such Guarantor to continue to use the property subject to such License Agreement, and (vi) furnish to Agent, promptly upon the request of Agent, such information and evidence as Agent may reasonably require from time to time concerning the observance, performance and compliance by Borrower or such Guarantor or the other party or parties thereto with the material terms, covenants or provisions of such License Agreement.
(b) With respect to any License Agreement that is material to the Borrower's or any Guarantor's business, Borrower and each Guarantor using commercially reasonable efforts will either exercise any option to renew or extend the term of each such License Agreement to which it is a party in such manner as will cause the term of such License Agreement to be effectively renewed or extended for the period provided by such option and give prompt written notice thereof to Agent or give Agent prior written notice that Borrower or such Guarantor does not intend to renew or extend the term of any such material License Agreement or that the term thereof shall otherwise be expiring, not less than thirty (30)
days prior to the date of any deadline for non-renewal. In the event of the failure of Borrower or such Guarantor to extend or renew any such License Agreement to which it is a party, Agent shall have, and is hereby granted, the irrevocable right and authority, at its option, to renew or extend the term of such License Agreement, whether in its own name and behalf, or in the name and behalf of a designee or nominee of Agent or in the name and behalf of Borrower or such Guarantor, as Agent shall determine at any time that an Event of Default shall exist or have occurred and be continuing. Following the occurrence and during the continuance of an Event of Default, Agent may, but shall not be required to, perform any or all of such obligations of Borrower or such Guarantor under any of such License Agreements, including, but not limited to, the payment of any or all sums due from Borrower or such Guarantor thereunder. Any sums so paid by Agent shall constitute part of the Obligations.
     9.19     After  Acquired  Real  Property
     . If Borrower or any Guarantor hereafter acquires any Real Property, fixtures or any other property that is of the kind or nature described in the Mortgages and such Real Property, fixtures or other property at any one location has a Fair Market Value in an amount equal to or greater than $1,000,000 (or if a Trigger Event exists then regardless of the Fair Market Value of such assets) (but excluding any such Real Property and fixtures subject to a purchase money mortgage to secure Indebtedness incurred to purchase such Real Property and fixtures under Section 9.9(b), unless the Fair Market Value of such Real Property and fixtures exceeds such purchase money Indebtedness by an amount equal to or greater than $1,000,000 and the mortgage holder does not prohibit a second lien in favor of Agent), then, without limiting any other rights of Agent or any Lender, or duties or obligations of Borrower or any Guarantor, promptly after Agent's request, Borrower or such Guarantor shall execute and deliver to Agent a mortgage, deed of trust or deed to secure debt, as Agent may determine, in form and substance substantially similar to the Mortgages and as to any provisions relating to specific state laws satisfactory to Agent and in form appropriate for recording in the real estate records of the jurisdiction in which such Real Property or other property is located, granting to Agent a first and only lien and mortgage on and security interest in such Real Property, fixtures or other property (except as Borrower or such Guarantor would otherwise be permitted to incur hereunder or under the Mortgages or as otherwise consented to in writing by Agent) and such other agreements, documents and instruments as Agent may reasonably require in connection therewith.
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     9.20     Costs  and  Expenses
     . Borrower and Guarantors shall pay to Agent (and to Lenders during the occurrence and continuation of an Event of Default) within one (1) Business Day of demand all costs, expenses, filing fees and taxes paid in connection with the preparation, negotiation, execution, delivery, recording, administration, collection, liquidation, enforcement and defense of the Obligations, Agent's rights in the Collateral, this Agreement, the other Financing Agreements and all other documents related hereto or thereto, including any amendments, supplements or consents which may hereafter be contemplated (whether or not executed) or entered into in respect hereof and thereof, including: (a) all costs and expenses of filing or recording (including Uniform Commercial Code financing statement filing taxes and fees, documentary taxes, intangibles taxes and mortgage recording taxes and fees, if applicable); (b) costs and expenses and fees for insurance premiums, appraisal fees and search fees, costs and expenses of remitting loan proceeds, collecting checks and other items of payment, and establishing and maintaining the Blocked Accounts, together with Agent's customary charges and fees with respect thereto; (c) charges, fees or expenses charged by any bank or issuer in connection with the Letter of Credit Accommodations; (d) costs and expenses of preserving and protecting the Collateral; (e) costs and expenses paid or incurred in connection with obtaining payment of the Obligations, enforcing the security interests and liens of Agent, selling or otherwise realizing upon the Collateral, and otherwise enforcing the provisions of this Agreement and the other Financing Agreements or defending any claims made or threatened against Agent or any Lender arising out of the transactions contemplated hereby and thereby (including preparations for and consultations concerning any such matters); (f) all out-of-pocket expenses and costs heretofore and from time to time hereafter incurred by Agent (and Lenders during the occurrence and continuation of an Event of Default) during the course of periodic field examinations of the Collateral and Borrower's or such Guarantor's operations permitted to be conducted hereunder, plus a per diem charge at the rate of $850 per person per day for Agent's examiners in the field and office; and (g) the reasonable fees and disbursements of counsel (including legal assistants) to Agent (and Lenders during the occurrence and continuation of an Event of Default) in connection with any of the foregoing.
     9.21     Further  Assurances
     . At the reasonable request of Agent at any time and from time to time, Borrower and Guarantors shall, at their expense, duly execute and deliver, or cause to be duly executed and delivered, such further agreements, documents and instruments, and do or cause to be done such further acts as may be necessary or proper to evidence, perfect, maintain and enforce the security interests and the priority thereof in the Collateral and to otherwise effectuate the provisions or purposes of this Agreement or any of the other Financing Agreements. In connection with a request for a Loan or Letter of Credit Accommodation under
Section 4.2, Agent may at any time and from time to time request a certificate from an officer of Borrower or any Guarantor representing that all conditions precedent under Section 4.2 to the making of such Loans and providing such Letter of Credit Accommodations contained herein are satisfied. In the event of such request by Agent, Agent and Lenders may, at Agent's option, cease to make any further Loans or provide any further Letter of Credit Accommodations until Agent has received such certificate and, in addition, Agent has determined that such conditions are satisfied.
     9.22     Fixed  Charge  Coverage  Ratio
     . At any time when a Trigger Event exists under clause (b) of the definition thereof, Borrower and its Subsidiaries on a consolidated basis shall,
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at  the  end  of  each Fiscal Month (including as of the end of the Fiscal Month immediately prior to the occurrence of such Trigger Event), have a Fixed Charge Coverage Ratio for the twelve Fiscal Month period then ended of not less than
1:00 to 1:00. For purposes of determining the Fixed Charge Coverage Ratio for the periods ending on, or as of, June 30, 2005, and September 30, 2005,
(x)  EBITDA  will  be  deemed  to  be  equal  to
     (i)  for  the  Fiscal  Quarter  ended  September 30, 2004, $14,200,000, and
(ii)  for  the  Fiscal  Quarter  ended  December  31,  2004,  $8,900,000,  and
     (y) Fixed Charges will be deemed to be equal to $4,750,000 for each of such Fiscal Quarters.
     9.23     Permitted  Bond  Repurchases
     . Borrower and Guarantors shall not and shall not permit their Subsidiaries to prepay, repurchase or defease any Indebtedness existing under the Indenture (a "Bond Repurchase") except that Borrower may make one or more Bond Repurchases (each, a "Permitted Bond Repurchase") so long as (a) Borrower provides Agent with prior written notice of its proposal to engage in a Bond Repurchase specifying (i) the date of such Bond Repurchase, (ii) the face amount of the Indebtedness subject to such Bond Repurchase and (iii) the amount of Non-Exim Revolving Loans to be advanced to pay for such Bond Repurchase, (b) no Default or Event of Default has occurred and is continuing immediately before, and immediately after giving effect to, such Bond Repurchase, and (c) Borrower has Excess Availability immediately before, and immediately after giving effect to, such Bond Repurchase in an amount equal to at least $7,500,000.
     9.24     Sale  Leasebacks
     . Neither Borrower nor any of its Subsidiaries shall enter into any arrangement, directly or indirectly, whereby Borrower or any of its Subsidiaries shall sell or transfer any property owned by it to a Person (other than Borrower or any of its Subsidiaries) in order then or thereafter to lease such property or lease other property which Borrower or any of its Subsidiaries intends to use for substantially the same purpose as the property being sold or transferred.
     9.25     [Intentionally  Omitted]
     .
     9.26     Exim  Covenants
     . At such time as any Exim Revolving Loans and/or Exim Letter of Credit Accommodations are outstanding, Borrower and each Guarantor shall comply with all the covenants, terms and conditions set forth in the Exim Guarantee Documents, which covenants, terms and conditions are incorporated into this
Section  9.26  by  reference  during  such  times; provided, that, failure to so
                                                   --------
comply shall not constitute a Default or Event of Default hereunder to the extent Borrower repays all Exim Revolving Loans and cash collateralizes all Exim Letter of Credit Accommodations within five (5) Business Days of demand by Agent following any such failure by Borrower to comply with such covenants, terms and conditions.
     9.27     Brazil
     . For the avoidance of doubt, the parties hereto agree that Brazil is not bound or subject to any of the covenants in Section 9, nor does Borrower or any of its Subsidiaries have an obligation to cause Brazil to comply with any covenant in Section 9.
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SECTION  10.     EVENTS  OF  DEFAULT  AND  REMEDIES
                 ----------------------------------
     10.1     Events  of  Default
     . The occurrence or existence of any one or more of the following events are referred to herein individually as an "Event of Default", and collectively as "Events of Default":
     (a) (i) Borrower fails to pay any payment of principal of any Loan when due, (ii) Borrower fails to pay any Obligations (other than a payment of principal) within three (3) Business Days after the due date, (iii) Borrower or any Guarantor fails to perform any of the covenants contained in Section 7.1(a)(i), 9.1 (with respect to corporate existence and name change), 9.7, 9.8, 9.9, 9.10, 9.11, 9.12, 9.14, 9.15, 9.22, 9.23 or 9.24 of this Agreement, (iv)
Borrower or any Guarantor fails to perform any of the covenants contained in Sections 7.1 (other than 7.1(a)(i)), 9.2, 9.4, 9.5 and 9.6 (other than 9.6(a)(ii) and 9.6(a)(iii)) of this Agreement and such failure shall continue for ten (10) days, or (v) Borrower or any Guarantor fails to perform any of the other terms, covenants, conditions or provisions contained in this Agreement or any of the other Financing Agreements (other than the those described in Section 10.1(a)(i), (a)(ii), (a)(iii) or (a)(iv)) and such failure shall continue for twenty (20) days after the earlier of (A) receipt by Borrower of notice from Agent or Required Lenders of such default or (B) actual knowledge of Borrower or any Guarantor of such default; provided, that, in the case of clauses (iv) and
(v) above, such ten (10) day or twenty (20) day, as applicable, period shall not apply in the case of any failure to observe any such covenant which has been the subject of a prior failure within a six (6) month period;
(b) any representation, warranty or statement of fact made by Borrower or any Guarantor to Agent in this Agreement, the other Financing Agreements or any other written agreement, schedule, confirmatory assignment or otherwise shall when made or deemed made be false or misleading in any material respect;
(c) any Guarantor revokes or terminates or purports to revoke or terminate its Guaranty or any other Financing Agreement to which it is a party;
(d) (i) any judgment for the payment of money is rendered against Borrower or any Guarantor in excess of $2,500,000 in any one case or in excess of $2,500,000 in the aggregate (to the extent not covered by insurance where the insurer has assumed responsibility in writing for such judgment within 30 days after the rendering thereof) and shall remain undischarged or unvacated for a period in excess of thirty (30) days unless the execution thereof shall be effectively stayed, or (ii) any judgment other than for the payment of money, or injunction, attachment, garnishment or execution is rendered against Borrower or any Guarantor or any of the Collateral having a value in excess of $2,500,000;
(e) Borrower or any Guarantor dissolves or suspends or discontinues doing business;
(f) Borrower or any Guarantor makes a general assignment for the benefit of creditors, or makes or sends notice of a bulk transfer;
(g) a case or proceeding under the bankruptcy laws of the United States of America now or hereafter in effect or under any insolvency, reorganization, receivership, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction now or hereafter in effect (whether at law or in equity) is
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filed against Borrower or any Guarantor or all or any part of its properties and such petition or application is not dismissed within thirty (30) days after the date of its filing or Borrower or any Guarantor shall file any answer admitting or not contesting such petition or application or indicates its consent to, acquiescence in or approval of, any such action or proceeding or the relief requested is granted sooner;
(h) a case or proceeding under the bankruptcy laws of the United States of America now or hereafter in effect or under any insolvency, reorganization, receivership, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction now or hereafter in effect (whether at a law or equity) is filed by Borrower or any Guarantor or for all or any part of its property;
(i) any default in respect of any Indebtedness of Borrower or any Guarantor (other than Indebtedness owing to Agent and Lenders hereunder), in any case in an amount in excess of $5,000,000, which default continues for more than the applicable cure period, if any, with respect thereto;
(j) any material provision hereof or of any of the other Financing Agreements shall for any reason cease to be valid, binding and enforceable with respect to any party hereto or thereto (other than Agent) in accordance with its terms, or any such party shall challenge the enforceability hereof or thereof, or shall assert in writing, or take any action or fail to take any action based on the assertion that any material provision hereof or of any of the other Financing Agreements has ceased to be or is otherwise not valid, binding or enforceable in accordance with its terms, or any security interest provided for herein or in any of the other Financing Agreements shall cease to be a valid and perfected first priority security interest in any of the Collateral purported to be subject thereto (except as otherwise permitted herein or therein);
(k) an ERISA Event shall occur which results in or could reasonably be expected to result in liability of Borrower in an aggregate amount in excess of $2,500,000;
(l)     any  Change  of  Control  shall  occur;
(m) the indictment by any Governmental Authority of Borrower or any Guarantor under any criminal statute, or the commencement of criminal proceedings against Borrower or any Guarantor, pursuant to which statute or proceedings the penalties or remedies sought or available include forfeiture of any of the Collateral having a value in excess of $2,500,000;
(n)     there  shall  be  a  Material  Adverse  Effect after the date hereof; or
(o) there shall be an event of default under any of the other Financing Agreements (excluding the Exim Guarantee Documents, which shall be governed by
Section  9.26).
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     10.2     Remedies.
     (a)     At  any  time  that  an  Event  of  Default  has  occurred  and  is continuing, Agent and Lenders shall have all rights and remedies provided in this Agreement, the other Financing Agreements, the UCC and other applicable law, all of which rights and remedies may be exercised without notice to or consent by Borrower or any Guarantor, except as such notice or consent is expressly provided for hereunder or required by applicable law. All rights, remedies and powers granted to Agent and Lenders hereunder, under any of the other Financing Agreements, the UCC or other applicable law, are cumulative, not exclusive and enforceable, in Agent's discretion, alternatively, successively, or concurrently on any one or more occasions, and shall include, without limitation,  the  right  to  apply  to  a  court  of equity for an injunction to restrain a breach or threatened breach by Borrower or any Guarantor of this Agreement or any of the other Financing Agreements. Subject to Section 12 hereof and Section 10.2(k) hereof, Agent may, and at the direction of the Required Lenders shall, at any time or times, proceed directly against Borrower or any Guarantor to collect the Obligations without prior recourse to the Collateral.
(b) Without limiting the foregoing, at any time an Event of Default has occurred and is continuing, Agent may, in its discretion, and upon the direction of the Required Lenders, shall, subject to Section 10.2(k) hereof, (i) accelerate the payment of all or a portion of the Obligations and demand immediate payment thereof to Agent for itself and the ratable benefit of Lenders, (provided, that, upon the occurrence of any Event of Default described in Sections 10.1(g) and 10.1(h), all Obligations shall automatically become immediately due and payable), (ii) with or without judicial process or the aid or assistance of others, enter upon any premises on or in which any of the Collateral may be located and take possession of the Collateral or complete processing, manufacturing and repair of all or any portion of the Collateral,
(iii) require Borrower or any Guarantor, at Borrower's expense, to assemble and make available to Agent any part or all of the Collateral at any place and time designated by Agent, (iv) collect, foreclose, receive, appropriate, setoff and realize upon any and all Collateral, (v) remove any or all of the Collateral from any premises on or in which the same may be located for the purpose of effecting the sale, foreclosure or other disposition thereof or for any other purpose, (vi) sell, lease, transfer, assign, deliver or otherwise dispose of any and all Collateral (including entering into contracts with respect thereto, public or private sales at any exchange, broker's board, at any office of Agent or elsewhere) at such prices or terms as Agent may deem reasonable, for cash, upon credit or for future delivery, with Agent having the right to purchase the whole or any part of the Collateral at any such public sale, all of the foregoing being free from any right or equity of redemption of Borrower or any Guarantor, which right or equity of redemption is hereby expressly waived and released by Borrower and Guarantors and/or (vii) terminate this Agreement. If any of the Collateral is sold or leased by Agent upon credit terms or for future delivery, the Obligations shall not be reduced as a result thereof until payment therefor is finally collected by Agent. If notice of disposition of Collateral is required by law, ten (10) days prior notice by Agent to Borrower designating the time and place of any public sale or the time after which any private sale or other intended disposition of Collateral is to be made, shall be deemed to be reasonable notice thereof and Borrower and Guarantors waive any other notice. In the event Agent institutes an action to recover any Collateral or seeks recovery of any Collateral by way of prejudgment remedy, Borrower and each Guarantor waives the posting of any bond which might otherwise be required. At any time an Event of Default has occurred and is continuing, upon Agent's request, Borrower will either, as Agent shall specify, furnish cash collateral
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to the issuer to be used to secure and fund Agent's reimbursement obligations to the issuer in connection with any Letter of Credit Accommodations or furnish cash collateral to Agent for the Letter of Credit Accommodations. Such cash collateral shall be in the amount equal to one hundred five (105%) percent of the amount of the Letter of Credit Accommodations plus the amount of any fees and expenses payable in connection therewith through the end of the latest expiration  date  of  such  Letter  of  Credit  Accommodations.
(c) At any time or times that an Event of Default has occurred and is continuing, subject to Section 10.2(k) hereof, Agent may, in its discretion, and upon the direction of the Required Lenders, Agent shall, enforce the rights of Borrower or any Guarantor against any account debtor, secondary Guarantor or other obligor in respect of any of the Accounts or other Receivables. Without limiting the generality of the foregoing, subject to Section 10.2(k) hereof, Agent may, in its discretion, and upon the direction of the Required Lenders, Agent shall, at such time or times (i) notify any or all account debtors, secondary obligors or other obligors in respect thereof that the Receivables have been assigned to Agent and that Agent has a security interest therein and Agent may direct any or all accounts debtors, secondary obligors and other obligors to make payment of Receivables directly to Agent, (ii) extend the time of payment of, compromise, settle or adjust for cash, credit, return of merchandise  or  otherwise,  and  upon  any  terms  or  conditions,  any and all
Receivables or other obligations included in the Collateral and thereby discharge or release the account debtor or any secondary obligors or other obligors in respect thereof without affecting any of the Obligations, (iii) demand, collect or enforce payment of any Receivables or such other obligations, but without any duty to do so, and Agent and Lenders shall not be liable for any failure to collect or enforce the payment thereof nor for the negligence of its agents or attorneys with respect thereto and (iv) take whatever other action Agent may deem necessary or desirable for the protection of its interests and the interests of Lenders. At any time that an Event of Default has occurred and is continuing, at Agent's request, all invoices and statements sent to any account debtor shall state that the Accounts and such other obligations have been assigned to Agent and are payable directly and only to Agent, and Borrower and Guarantors shall deliver to Agent such originals of documents evidencing the sale and delivery of goods or the performance of services giving rise to any Accounts as Agent may require. In the event any account debtor returns Inventory when an Event of Default has occurred and is continuing, Borrower shall, upon Agent's request, hold the returned Inventory in trust for Agent, segregate all returned Inventory from all of its other property, dispose of the returned Inventory solely according to Agent's instructions, and not issue any credits, discounts or allowances with respect thereto without Agent's prior written consent.
(d)     [Intentionally  Omitted]
     .
     (e) If Agent determines at any time that any amount received by Agent must be returned to Borrower or any Guarantor or paid to any other person pursuant to any insolvency law or otherwise, then, notwithstanding any other term or condition of this Agreement or any other Financing Agreement, Agent will not be required to distribute any portion thereof to any Lender. In addition, each Lender will repay to Agent on demand any portion of such amount that Agent has distributed to such Lender, together with interest at such rate, if any, that Agent is required to pay to Borrower or any Guarantor or such other person (without setoff, counterclaim or deduction of any kind).
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(f)     Anything in this Agreement or otherwise to the contrary notwithstanding, each Lender hereby agrees with each other Lender that no Lender shall take any action (other than actions against Agent for violating its obligations under this Agreement) to protect or enforce its rights arising out of this Agreement or one or more Financing Agreements without first obtaining the prior written consent of Agent, it being the intent of Lenders that any such action to protect or enforce rights under this Agreement or one or more Financing Agreements shall be taken in concert and at the direction or with the consent of Agent. Each Lender agrees and acknowledges that Agent may exercise all rights and remedies provided to Agent under, and in accordance with, the terms of the Financing Agreements and applicable law (including, without limitation, with respect to the liens granted to Agent).
(g) To the extent that applicable law imposes duties on Agent or any Lender to exercise remedies in a commercially reasonable manner (which duties cannot be waived under such law), Borrower and each Guarantor acknowledges and agrees that it is not commercially unreasonable for Agent or any Lender (i) to fail to incur expenses reasonably deemed significant by Agent or any Lender to prepare Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition, (ii) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain consents of any Governmental Authority or other third party for the collection or disposition of Collateral to be collected or disposed of, (iii) to fail to exercise collection remedies against account debtors, secondary obligors or other persons obligated on Collateral or to remove liens or encumbrances on or any adverse claims against Collateral, (iv) to exercise collection remedies against account debtors and other persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (v) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (vi) to contact other persons, whether or not in the same business as Borrower or any Guarantor, for expressions of interest in acquiring all or any portion of the Collateral, (vii) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the collateral is of a specialized nature, (viii) to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (ix) to dispose of assets in wholesale rather than retail markets, (x) to disclaim disposition warranties, (xi) to purchase insurance or credit enhancements to insure Agent or Lenders against risks of loss, collection or disposition of Collateral or to provide to Agent or Lenders a guaranteed return from the collection or disposition of Collateral, or (xii) to the extent deemed appropriate by Agent, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist Agent in the collection or disposition of any of the Collateral. Borrower and each Guarantor acknowledges that the purpose of this Section is to provide non-exhaustive indications of what actions or omissions by Agent or any Lender would not be commercially unreasonable in the exercise by Agent or any Lender of remedies against the Collateral and that other actions or omissions by Agent or any Lender shall not be deemed commercially unreasonable solely on account of not being indicated in this Section. Without limitation of the foregoing, nothing contained in this Section shall be construed to grant any rights to Borrower or any Guarantor or to impose any duties on Agent or Lenders that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Section.
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(h)     For  the  purpose  of enabling Agent to exercise the rights and remedies hereunder, Borrower and each Guarantor hereby grants to Agent, to the extent assignable, an irrevocable, non-exclusive license (exercisable at any time an Event of Default shall have occurred and for so long as the same is continuing) without payment of royalty or other compensation to Borrower or any Guarantor, to use, assign, license or sublicense any of the trademarks, service-marks, trade names, business names, trade styles, designs, logos and other source of business identifiers and other Intellectual Property and general intangibles now owned or hereafter acquired by Borrower or any Guarantor, wherever the same maybe located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof.
(i) Agent may apply the cash proceeds of Collateral actually received by Agent from any sale, lease, foreclosure or other disposition of the Collateral to payment of the Obligations, in whole or in part and in accordance with
Section  6.4  hereof.  Borrower  and Guarantors shall remain liable to Agent and
Lenders for the payment of any deficiency with interest at the highest rate provided for herein and all costs and expenses of collection or enforcement, including reasonable attorneys' fees and expenses.
(j) Without limiting the foregoing, subject to Section 10.2(k) hereof, upon the occurrence and during the continuance of a Default or an Event of Default,
(i) Agent and Lenders may, at Agent's option, and upon the occurrence of an Event of Default at the direction of the Required Lenders, Agent and Lenders shall, without notice, (A) cease making Loans or arranging for Letter of Credit Accommodations or reduce the lending formulas or amounts of Loans and Letter of Credit Accommodations available to Borrower and/or (B) terminate any provision of this Agreement providing for any future Loans or Letter of Credit Accommodations to be made by Agent and Lenders to Borrower and (ii) Agent may, at its option, establish such Reserves as Agent determines. Notwithstanding the foregoing, when such Default or Event of Default no longer exists and in the absence of any other Default or Event of Default, any of the foregoing actions taken by Agent or Lenders in connection with such Default or Event of Default that no longer exists shall be withdrawn.
(k) To the extent the Required Lenders request that Agent accelerate any portion of the Exim Facility (except for the automatic acceleration of the Exim Facility as a result of Events of Default arising under Sections 10.1(g) and 10.1(h) hereof), undertake any legal action with respect to the Exim Facility or exercise any remedies under the Financing Agreements in connection with the Exim Facility or the Exim Primary Collateral, the parties hereto agree that no such action shall be taken unless and until Agent has received the prior written consent of Exim pursuant to the Exim Guarantee Documents and at the request of Required Lenders, Agent shall promptly seek to obtain such written consent.
SECTION  11.     JURY  TRIAL  WAIVER;  OTHER WAIVERS AND CONSENTS; GOVERNING LAW
                 ---------------------------------------------------------------
     11.1     Governing  Law;  Choice  of  Forum; Service of Process; Jury Trial
Waiver.
     (a) The validity, interpretation and enforcement of this Agreement and the other Financing Agreements (other than the Mortgages to the extent provided
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therein)  and  any  dispute  arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of Illinois but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of Illinois.
(b) Borrower, Guarantors, Agent and Lenders irrevocably consent and submit to the non-exclusive jurisdiction of the state courts located in Cook County, City of Chicago, Illinois and the United States District Court for the Northern District of Illinois whichever Agent may elect, and waive any objection based on venue or forum non conveniens with respect to any action instituted therein arising under this Agreement or any of the other Financing Agreements or in any way connected with or related or incidental to the dealings of the parties hereto in respect of this Agreement or any of the other Financing Agreements or the transactions related hereto or thereto, in each case whether now existing or hereafter arising, and whether in contract, tort, equity or otherwise, and agree that any dispute with respect to any such matters shall be heard only in the courts described above (except that Agent and Lenders shall have the right to bring any action or proceeding against Borrower or any Guarantor or its or their property in the courts of any other jurisdiction which Agent deems necessary or appropriate in order to realize on the Collateral or to otherwise enforce its rights against Borrower or any Guarantor or its or their property).
(c) Borrower and each Guarantor hereby waives personal service of any and all process upon it and consents that all such service of process may be made by certified mail (return receipt requested) directed to its address set forth herein and service so made shall be deemed to be completed five (5) days after the same shall have been so deposited in the U.S. mails, or, at Agent's option, by service upon Borrower or any Guarantor (or Borrower on behalf of Borrower or such Guarantor) in any other manner provided under the rules of any such courts. Within thirty (30) days after such service, Borrower or such Guarantor shall appear in answer to such process, failing which Borrower or such Guarantor shall be deemed in default and judgment may be entered by Agent against Borrower or such Guarantor for the amount of the claim and other relief requested.
(d) BORROWER, GUARANTORS, AGENT AND LENDERS EACH HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT OR ANY OF THE OTHER FINANCING AGREEMENTS OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AGREEMENT OR ANY OF THE OTHER FINANCING AGREEMENTS OR THE TRANSACTIONS
RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. BORROWER, GUARANTORS, AGENT AND LENDERS EACH HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT BORROWER, ANY GUARANTOR, AGENT OR ANY LENDER MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.
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(e)     Agent  and  Lenders  shall  not  have  any  liability to Borrower or any
Guarantor (whether in tort, contract, equity or otherwise) for losses suffered by Borrower or such Guarantor in connection with, arising out of, or in any way related to the transactions or relationships contemplated by this Agreement, or any act, omission or event occurring in connection herewith, unless it is determined by a final and non-appealable judgment or court order binding on Agent and such Lender, that the losses were the result of acts or omissions constituting gross negligence or willful misconduct. Borrower and each
Guarantor: (i) certifies that neither Agent, any Lender nor any representative, agent or attorney acting for or on behalf of Agent or any Lender has represented, expressly or otherwise, that Agent and Lenders would not, in the event of litigation, seek to enforce any of the waivers provided for in this Agreement or any of the other Financing Agreements and (ii) acknowledges that in entering into this Agreement and the other Financing Agreements, Agent and Lenders are relying upon, among other things, the waivers and certifications set forth in this Section 11.1 and elsewhere herein and therein.
     11.2     Waiver  of  Notices
     . Borrower and each Guarantor hereby expressly waives demand, presentment, protest and notice of protest and notice of dishonor with respect to any and all instruments and chattel paper, included in or evidencing any of the Obligations or the Collateral, and any and all other demands and notices of any kind or nature whatsoever with respect to the Obligations, the Collateral and this
Agreement, except such as are expressly provided for herein. No notice to or demand on Borrower or any Guarantor which Agent or any Lender may elect to give shall entitle Borrower or such Guarantor to any other or further notice or demand in the same, similar or other circumstances.
     11.3     Amendments  and  Waivers.
     (a) Neither this Agreement nor any other Financing Agreement nor any terms hereof or thereof may be amended, waived, discharged or terminated unless such amendment, waiver, discharge or termination is in writing signed by Agent and the Required Lenders or at Agent's option, by Agent with the authorization of the Required Lenders, and as to amendments to any of the Financing Agreements (other than with respect to any provision of Section 12 hereof), by Borrower; except, that, no such amendment, waiver, discharge or termination shall:
     (i) reduce the interest rate or any fees or extend the time of payment of principal, interest or any fees or reduce the principal amount of any Loan or Letter of Credit Accommodations, in each case without the consent of each Lender directly affected thereby,
(ii) increase the Commitment of any Lender over the amount thereof then in effect or provided hereunder, in each case without the consent of the Lender directly affected thereby (except as provided in Section 2.6),
(iii) release all or substantially all of the Collateral (except as expressly required hereunder or under any of the other Financing Agreements or applicable law and except as permitted under Section 12.11(b) hereof), without the consent of Agent and all of Lenders,
(iv) reduce any percentage specified in the definition of Required Lenders, without the consent of Agent and all of Lenders,
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(v)     consent  to  the  assignment or transfer by Borrower or any Guarantor of any of their rights and obligations under this Agreement, without the consent of Agent and all of Lenders,
(vi) amend, modify or waiver any terms of this Section 11.3 hereof, without the consent of Agent and all of Lenders, or
(vii) increase the advance rates constituting part of the Borrowing Base, without the consent of Agent and all of the Required Supermajority Lenders. Notwithstanding anything to the contrary contained herein, (x) any amendment or waiver with respect to clause (D) of Section 6.4 shall only require the consent of Agent and the Required Lenders, and (y) any amendment, waiver, discharge or termination in respect of any provision relating to the Exim Facility or Collateral securing the Exim Facility shall require the prior written approval of Exim:
     (b) Agent and Lenders shall not, by any act, delay, omission or otherwise be deemed to have expressly or impliedly waived any of its or their rights, powers and/or remedies unless such waiver shall be in writing and signed as provided herein. Any such waiver shall be enforceable only to the extent specifically set forth therein. A waiver by Agent or any Lender of any right, power and/or remedy on any one occasion shall not be construed as a bar to or waiver of any such right, power and/or remedy which Agent or any Lender would otherwise have on any future occasion, whether similar in kind or otherwise.
(c) Notwithstanding anything to the contrary contained in Section 11.3(a) above, in the event that Borrower or any Guarantor requests that this Agreement or any other Financing Agreements be amended or otherwise modified in a manner which would require the unanimous consent of all of the Lenders and such amendment or other modification is agreed to by the Required Lenders (but not all of the other Lenders), then, with the consent of Borrower and Agent, the Required Lenders, Agent and Borrower may amend this Agreement without the consent of the Lenders that did not agree to such amendment or other modification (collectively, the "Minority Lenders") to provide for the termination of the Commitment of each of the Minority Lenders, the addition to this Agreement of one or more other Lenders, or an increase in the Commitment of one or more of the Required Lenders, so that the Commitments, after giving effect to such amendment, shall be in the same aggregate amount as the Commitments immediately before giving effect to such amendment, if any Loans are outstanding at the time of such amendment, the making of such additional Loans by such new Lenders or Required Lenders, as the case may be, as may be necessary to repay in full the outstanding Loans of the Minority Lenders immediately before giving effect to such amendment and the payment of all interest, fees and other Obligations payable or accrued in favor of the Minority Lenders and such other modifications to this Agreement as Borrower and the Required Lenders may determine to be appropriate.
(d) The consent of Agent shall be required for any amendment, waiver or consent affecting the rights or duties of Agent hereunder or under any of the other Financing Agreements, in addition to the consent of the Lenders otherwise required by this Section and the exercise by Agent of any of its rights
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hereunder  with  respect  to Reserves or Eligible Accounts or Eligible Inventory
shall  not  be  deemed  an  amendment  to the advance rates provided for in this
Section  11.3.
     11.4     Waiver  of  Counterclaims
     . Borrower and each Guarantor waives all rights to interpose any claims, deductions, setoffs or counterclaims of any nature (other than compulsory counterclaims or other claims or actions that Borrower or any Guarantor would not otherwise be permitted to pursue in a separate action) in any action or proceeding with respect to this Agreement, the Obligations, the Collateral or any matter arising therefrom or relating hereto or thereto.
     11.5     Indemnification
     . Borrower and each Guarantor shall, jointly and severally, indemnify and hold Agent and each Lender, and its officers, directors, agents, employees, advisors and counsel and their respective Affiliates (each such person being an "Indemnitee"), harmless from and against any and all losses, claims, damages, liabilities, costs or expenses (including reasonable attorneys' fees and expenses) imposed on, incurred by or asserted against any of them in connection with any litigation, investigation, claim or proceeding commenced or threatened related to the negotiation, preparation, execution, delivery, enforcement, performance or administration of this Agreement, any other Financing Agreements, or any undertaking or proceeding related to any of the transactions contemplated hereby or any act, omission, event or transaction related or attendant thereto, including amounts paid in settlement, court costs, and the fees and expenses of counsel, except that Borrower and Guarantors shall not have any obligation under this Section 11.5 to indemnify an Indemnitee with respect to a matter covered hereby resulting from the gross negligence or willful misconduct of such Indemnitee as determined pursuant to a final, non-appealable order of a court of competent jurisdiction (but without limiting the obligations of Borrower or
Guarantors  as to any other Indemnitee).   To the extent that the undertaking to
indemnify, pay and hold harmless set forth in this Section may be unenforceable because it violates any law or public policy, Borrower and Guarantors shall pay the maximum portion which it is permitted to pay under applicable law to Agent and Lenders in satisfaction of indemnified matters under this Section. To the extent permitted by applicable law, neither Borrower nor any Guarantor shall assert, and Borrower and each Guarantor hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any of the other Financing Agreements or any undertaking or transaction contemplated hereby. All amounts due under this Section shall be payable upon demand. The foregoing indemnity shall survive the payment of the Obligations and the termination or non-renewal of this Agreement.
     11.6     Limited  Recourse  Against  Holdings
     .     Agent  and  Lenders  shall  have  no  personal recourse to or against
Holdings, and Holdings shall have no personal liability, for or in connection with any default or breach by Holdings or Borrower, or any other Person, of any of the terms, covenants or conditions of any Financing Agreement, or for any other matter or thing in connection with any Financing Agreement, and Agent and Lenders shall look solely to the Collateral owned by Holdings for the satisfaction of any remedy of Agent or any Lender or for the collection of any judgment (or other judicial process) requiring the payment of money by Holdings, or otherwise, and no property of Holdings other than the Collateral owned by
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Holdings  shall be subject to levy, execution or other enforcement procedure for the satisfaction of any remedy of Agent or any Lender for any such default or breach, or otherwise in connection with any other matter or thing with respect to any Financing Agreement.
SECTION  12.     THE  AGENT
                 ----------
     12.1     Appointment,  Powers  and  Immunities
     . Each Lender irrevocably designates, appoints and authorizes Wachovia to act as Agent hereunder and under the other Financing Agreements with such powers as are specifically delegated to Agent by the terms of this Agreement and of the other Financing Agreements, together with such other powers as are reasonably incidental thereto. Agent (a) shall have no duties or responsibilities except those expressly set forth in this Agreement and in the other Financing
Agreements, and shall not by reason of this Agreement or any other Financing Agreement be a trustee or fiduciary for any Lender; (b) shall not be responsible to Lenders for any recitals, statements, representations or warranties contained in this Agreement or in any of the other Financing Agreements, or in any certificate or other document referred to or provided for in, or received by any of them under, this Agreement or any other Financing Agreement, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Financing Agreement or any other document referred to or provided for herein or therein or for any failure by Borrower or any Obligor or any other Person to perform any of its obligations hereunder or thereunder; and (c) shall not be responsible to Lenders for any action taken or omitted to be taken by it hereunder or under any other Financing Agreement or under any other document or instrument referred to or provided for herein or therein or in connection herewith or therewith, except for its own gross negligence or willful misconduct as determined by a final non-appealable judgment of a court of competent jurisdiction. Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith. Agent may deem and treat the payee of any note as the holder thereof for all purposes hereof unless and until the assignment thereof pursuant to an agreement (if and to the extent permitted herein) in form and substance satisfactory to Agent shall have been delivered to and acknowledged by Agent.
     12.2     Reliance  by  Agent
     . Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telecopy, telex, telegram or cable) believed by it in good faith to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by Agent. As to any matters not expressly provided for by this Agreement or any other Financing Agreement, Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder or thereunder in accordance with instructions given by the Required Lenders or all of Lenders as is required in such circumstance, and such instructions of such Agents and any action taken or failure to act pursuant thereto shall be binding on all Lenders.
     12.3     Events  of  Default.
     (a) Agent shall not be deemed to have knowledge or notice of the occurrence of an Event of Default or other failure of a condition precedent to
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the  Loans and Letter of Credit Accommodations hereunder, unless and until Agent has received written notice from a Lender, or Borrower specifying such Event of Default or any unfulfilled condition precedent, and stating that such notice is a "Notice of Default or Failure of Condition". In the event that Agent receives such a Notice of Default or Failure of Condition, Agent shall give prompt notice thereof to the Lenders. Agent shall (subject to Section 12.7) take such action with respect to any such Event of Default or failure of condition precedent as shall be directed by the Required Lenders; provided, that, unless and until Agent shall have received such directions, Agent may (but shall not be obligated
to) take such action, or refrain from taking such action, with respect to or by reason of such Event of Default or failure of condition precedent, as it shall deem advisable in the best interest of Lenders. Without limiting the foregoing, and notwithstanding the existence or occurrence and continuance of an Event of Default or any other failure to satisfy any of the conditions precedent set forth in Section 4 of this Agreement to the contrary, Agent may, but shall have no obligation to, continue to make Loans and issue or cause to be issued Letter of Credit Accommodations for the ratable account and risk of Lenders from time to time if Agent believes making such Loans or issuing or causing to be issued such Letter of Credit Accommodations is in the best interests of Lenders.
(b) Except with the prior written consent of Agent, no Lender may assert or exercise any enforcement right or remedy in respect of the Loans, Letter of Credit Accommodations or other Obligations, as against Borrower or any Obligor or any of the Collateral or other property of Borrower or any Obligor.
     12.4     Wachovia  in  its  Individual  Capacity
     . With respect to its Commitment and the Loans made and Letter of Credit Accommodations issued or caused to be issued by it (and any successor acting as Agent), so long as Wachovia shall be a Lender hereunder, it shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include Wachovia in its individual capacity as Lender hereunder. Wachovia (and any successor acting as Agent) and its Affiliates may (without having to account therefor to any Lender) lend money to, make investments in and generally engage in any kind of business with Borrower (and any of its Subsidiaries or Affiliates) as if it were not acting as Agent, and Wachovia and its Affiliates may accept fees and other consideration from Borrower or any Guarantor and any of its Subsidiaries and Affiliates for services in connection with this Agreement or otherwise without having to account for the same to Lenders.
     12.5     Indemnification
     . Lenders agree to indemnify Agent (to the extent not reimbursed by Borrower hereunder and without limiting any obligations of Borrower hereunder) ratably, in accordance with their Pro Rata Shares, for any and all claims of any kind and nature whatsoever that may be imposed on, incurred by or asserted against Agent (including by any Lender) arising out of or by reason of any investigation in or in any way relating to or arising out of this Agreement or any other Financing Agreement or any other documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby (including the costs and expenses that Agent is obligated to pay hereunder) or the enforcement of any of the terms hereof or thereof or of any such other documents, provided, that, no Lender shall be liable for any of the foregoing to the extent it arises from the gross negligence or willful misconduct of the party to be indemnified as determined by a final non-appealable judgment of a court of competent jurisdiction. The foregoing indemnity shall survive the payment of the Obligations and the termination or non-renewal of this Agreement.
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     12.6     Non-Reliance  on  Agent  and  Other  Lenders
     . Each Lender agrees that it has, independently and without reliance on Agent or other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of Borrower and Obligors and has made its own decision to enter into this Agreement and that it will, independently and without reliance upon Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or any of the other Financing Agreements. Agent shall not be required to keep itself informed as to the performance or observance by Borrower or any Obligor of any term or provision of this Agreement or any of the other Financing Agreements or any other document referred to or provided for herein or therein or to inspect the properties or books of Borrower or any Obligor. Agent will use reasonable efforts to provide Lenders with any information received by Agent from Borrower or any Obligor which is required to be provided to Lenders hereunder and with a copy of any Notice of Default or Failure of Condition received by Agent from Borrower or any Lender; provided, that, Agent shall not be liable to any Lender for any failure to do so, except to the extent that such failure is attributable to Agent's own gross negligence or willful misconduct as determined by a final non-appealable judgment of a court of competent jurisdiction. Except for notices, reports and other documents expressly required to be furnished to Lenders by Agent hereunder, Agent shall not have any duty or responsibility to provide any Lender with any other credit or other information concerning the affairs, financial condition or business of Borrower or any Obligor that may come into the possession of Agent.
     12.7     Failure  to  Act
     . Except for action expressly required of Agent hereunder and under the other Financing- Agreements, Agent shall in all cases be fully justified in failing or refusing to act hereunder and thereunder unless it shall receive further assurances to its satisfaction from Lenders of their indemnification obligations under Section 12.5 hereof against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action.
     12.8     Additional  Loans
.. Agent shall not make any Revolving Loans or provide any Letter of Credit Accommodations to Borrower on behalf of Lenders intentionally and with actual knowledge that such Revolving Loans or Letter of Credit Accommodations would cause the aggregate amount of the total outstanding Revolving Loans and Letter of Credit Accommodations to Borrower to exceed the Borrowing Base or the Export-Related Borrowing Base, without the prior consent of all Lenders, except, that, Agent may make such additional Non-Exim Revolving Loans or provide such additional Non-Exim Letter of Credit Accommodations on behalf of Lenders, intentionally and with actual knowledge that such Non-Exim Revolving Loans or Non-Exim Letter of Credit Accommodations will cause the total outstanding Non-Exim Revolving Loans and Non-Exim Letter of Credit Accommodations to Borrower to exceed the Borrowing Base, as Agent may deem necessary or advisable in its discretion; provided, that: (a) the total principal amount of the additional Non-Exim Revolving Loans or Non-Exim additional Letter of Credit Accommodations to Borrower which Agent may make or provide after obtaining such actual knowledge that the aggregate principal amount of the Non-Exim Revolving Loans and Non-Exim Letter of Credit Accommodations equal or exceed the Borrowing Base, plus the amount of Special Agent Advances made pursuant to Section 12.11(a)(i) and (a)(ii) hereof then outstanding, shall not exceed the lesser of
(x)  an  amount  equal to ten percent (10%) of the Borrowing Base at any time or
(y) the Maximum Revolving Credit less the outstanding amount of all Exim Revolving Loans and Exim Letter of Credit Accommodations and (b) no such
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additional  Non-Exim  Revolving  Loan or Non-Exim Letter of Credit Accommodation
shall be outstanding more than ninety (90) days after the date such additional Non-Exim Revolving Loan or Non-Exim Letter of Credit Accommodation is made or issued (as the case may be), except as the Required Lenders may otherwise agree. Each Lender shall be obligated to pay Agent the amount of its Pro Rata Share of any such additional Non-Exim Revolving Loans or Non-Exim Letter of Credit Accommodations.
     12.9 Concerning the Collateral and the Related Financing Agreements . Each Lender authorizes and directs Agent to enter into this Agreement and the other Financing Agreements. Each Lender agrees that any action taken by Agent or Required Lenders in accordance with the terms of this Agreement or the other Financing Agreements and the exercise by Agent or Required Lenders of their respective powers set forth therein or herein, together with such other powers that are reasonably incidental thereto, shall be binding upon all of the Lenders.
     12.10 Field Audit, Examination Reports and Other Information; Disclaimer by Lenders
     .  By  signing  this  Agreement,  each  Lender:
     (a) is deemed to have requested that Agent furnish such Lender, promptly after it becomes available, a copy of each field audit or examination report and a weekly report with respect to the Borrowing Base prepared by Agent (each field audit or examination report and monthly report with respect to the Borrowing Base being referred to herein as a "Report" and collectively, "Reports");
(b) expressly agrees and acknowledges that Agent (i) does not make any representation or warranty as to the accuracy of any Report, or (ii) shall not be liable for any information contained in any Report;
(c) expressly agrees and acknowledges that the Reports are not comprehensive audits or examinations, that Agent or any other party performing any audit or examination will inspect only specific information regarding Borrower and Guarantors and will rely significantly upon Borrower's and Guarantors' books and records, as well as on representations of Borrower's and Guarantors' personnel; and
(d) agrees to keep all Reports confidential and strictly for its internal use in accordance with the terms of Section 13.5 hereof, and not to distribute or use any Report in any other manner.
     12.11     Collateral  Matters.
     (a) Agent may, at its option, from time to time, at any time on or after an Event of Default and for so long as the same is continuing make such disbursements and advances ("Special Agent Advances") which Agent, in its sole discretion, (i) deems necessary or desirable either to preserve or protect the Collateral or any portion thereof or (ii) to enhance the likelihood or maximize the amount of repayment by Borrower and Guarantors of the Loans and other
Obligations or (iii) to pay any other amount chargeable to Borrower or any Guarantor pursuant to the terms of this Agreement or any of the other Financing Agreements consisting of costs, fees and expenses and payments to any issuer of Letter of Credit Accommodations; provided, that, the aggregate principal amount of the Special Agent Advances pursuant to clauses (i) and(ii) above, plus the then outstanding principal amount of the additional Loans and Letter of Credit Accommodations which Agent may make or provide as set forth in Section 12.8 hereof, shall not exceed an amount equal to ten percent (10%) of the Borrowing
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Base  at  any  time.  Special Agent Advances shall be repayable on demand and be secured by the Collateral. Special Agent Advances shall not constitute Loans but shall otherwise constitute Obligations hereunder. Agent shall notify each Lender and Borrower in writing of each such Special Agent Advance, which notice shall include a description of the purpose of such Special Agent Advance. Without limitation of its obligations pursuant to Section 6.9, each Lender agrees that it shall make available to Agent, upon Agent's demand, in immediately available funds, the amount equal to such Lender's Pro Rata Share of each such Special Agent Advance. If such funds are not made available to Agent by such Lender, Agent shall be entitled to recover such funds, on demand from such Lender together with interest thereon for each day from the date such payment was due until the date such amount is paid to Agent at the Federal Funds Rate for each day during such period (as published by the Federal Reserve Bank of New York or at Agent's option based on the arithmetic mean determined by Agent of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York City time) on that day by each of the three leading brokers of Federal funds transactions in New York City selected by Agent) and if such amounts are not paid within three (3) days of Agent's demand, at the highest Interest Rate provided for in Section 3.1 hereof applicable to Prime Rate Loans.
(b) Lenders hereby irrevocably authorize Agent, at its option and in its discretion to, and Agent agrees with Borrower that it shall, with respect to clauses (i), (ii), (iii) and (vi) below only, release any security interest in, mortgage or lien upon, any of the Collateral (i) upon termination of the
Commitments and payment of all of the Obligations and delivery of cash collateral to the extent required under Section 13.1 below, or (ii) constituting property being sold or disposed of if Borrower certifies to Agent that the sale or disposition is made in compliance with Section 9.7 hereof (and Agent may rely conclusively on any such certificate, without further inquiry), or (iii) constituting property in which Borrower or any Guarantor did not own an interest at the time the security interest, mortgage or lien was granted or at any time thereafter, or (iv) having a value in the aggregate in any twelve (12) month period of less than $250,000 and to the extent permitted to be released under the Exim Guarantee Documents, or (v) upon the sale, lease, transfer, assignment or disposition of any property of Borrower or any Guarantor in connection with an Enforcement Action or (vi) if approved, authorized or ratified in writing by all of Lenders. Except as provided above, Agent will not release any security interest in, mortgage or lien upon, any of the Collateral without the prior written authorization of all of Lenders. Upon request by Agent at any time, Lenders will promptly confirm in writing Agent's authority to release particular types or items of Collateral pursuant to this Section.
(c) Without any manner limiting Agent's authority to act without any specific or further authorization or consent by the Required Lenders, each Lender agrees to confirm in writing, upon request by Agent, the authority to release Collateral conferred upon Agent under this Section. Agent shall (and is hereby irrevocably authorized by Lenders to) execute such documents as may be necessary to evidence the release of the security interest, mortgage or liens granted to Agent upon any Collateral to the extent set forth above; provided, that, (i) Agent shall not be required to execute any such document on terms which, in Agent's opinion, would expose Agent to liability or create any obligations or entail any consequence other than the release of such security
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interest,  mortgage or liens without recourse or warranty and  (ii) such release shall  not  in  any  manner  discharge,  affect or impair the Obligations or any security interest, mortgage or lien upon (or obligations of Borrower or any Guarantor in respect of) the Collateral retained by Borrower or such Guarantor.
(d) Agent shall have no obligation whatsoever to any Lender or any other Person to investigate, confirm or assure that the Collateral exists or is owned by Borrower or any Guarantor or is cared for, protected or insured or has been encumbered, or that any particular items of Collateral meet the eligibility criteria applicable in respect of the Loans or Letter of Credit Accommodations hereunder, or whether any particular reserves are appropriate, or that the liens and security interests granted to Agent pursuant hereto or any of the Financing Agreements or otherwise have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to Agent in this Agreement or in any of the other Financing Agreements, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, Agent may act in any manner it may deem appropriate, in its discretion, given Agent's own interest in the Collateral as a Lender and that Agent shall have no duty or liability whatsoever to any other Lender.
     12.12     Agency  for  Perfection
     . Each Lender hereby appoints Agent and each other Lender as agent and bailee for the purpose of perfecting the security interests in and liens upon the Collateral of Agent in assets which, in accordance with Article 9 of the UCC can be perfected only by possession (or where the security interest of a secured party with possession has priority over the security interest of another secured party) and Agent and each Lender hereby acknowledges that it holds possession of any such Collateral for the benefit of Agent as secured party. Should any Lender obtain possession of any such Collateral, such Lender shall notify Agent thereof, and, promptly upon Agent's request therefor shall deliver such Collateral to Agent or in accordance with Agent's instructions.
     12.13     Successor  Agent
     . Agent may resign as Agent upon thirty (30) days' notice to Lenders and Borrower. If Agent resigns under this Agreement, the Required Lenders shall appoint from among the Lenders a successor agent for Lenders. If no successor agent is appointed prior to the effective date of the resignation of Agent, Agent may appoint, after consulting with Lenders and Borrower, a successor agent from among Lenders; provided, that, Borrower has provided its prior written
                       --------
consent so long as no Event of Default has occurred and is continuing (which consent shall not be unreasonably withheld or delayed). Upon the acceptance by the Lender so selected of its appointment as successor agent hereunder, such successor agent shall succeed to all of the rights, powers and duties of the retiring Agent and the term "Agent" as used herein and in the other Financing Agreements shall mean such successor agent and the retiring Agent's appointment, powers and duties as Agent shall be terminated. After any retiring Agent's resignation hereunder as Agent, the provisions of this Section 12 shall inure to its benefit as to any actions taken or omitted by it while it was Agent under this Agreement. If no successor agent has accepted appointment as Agent by the
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date  which  is thirty (30) days after the date of a retiring Agent 's notice of resignation, the retiring Agent's resignation shall nonetheless thereupon become effective and Lenders shall perform all of the duties of Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above.
SECTION  13.     TERM  OF  AGREEMENT;  MISCELLANEOUS
                 -----------------------------------
     13.1     Term.
     (a) This Agreement and the other Financing Agreements shall become effective as of the date set forth on the first page hereof and shall continue in full force and effect for a term ending on the date that is five (5) years from the date hereof (the "Renewal Date"), and from year to year thereafter, unless sooner terminated pursuant to the terms hereof. Agent may, at its option (or shall at the direction of any Lender in writing received by Agent at least ninety (90) days prior to the Renewal Date or the anniversary of any Renewal Date, as the case may be), terminate this Agreement and the other Financing Agreements, or Borrower may terminate this Agreement and the other Financing Agreements, in each case, effective on the Renewal Date or on the anniversary of the Renewal Date in any year by giving to the other party at least ninety (90) days prior written notice; provided, that, this Agreement and all other Financing Agreements must be terminated simultaneously. In addition, Borrower may terminate this Agreement at any time upon ten (10) days prior written notice to Agent (which notice shall be irrevocable) and Agent may, at its option, and shall at the direction of Required Lenders, terminate this Agreement at any time on or after an Event of Default. Upon the Renewal Date or any other effective date of termination of the Financing Agreements, Borrower shall pay to Agent all outstanding and unpaid Obligations and shall furnish cash collateral to Agent (or at Agent's option, a letter of credit issued for the account of Borrower and at Borrower's expense, in form and substance satisfactory to Agent, by an issuer acceptable to Agent and payable to Agent as beneficiary) in such amounts as Agent determines are reasonably necessary to secure Agent and Lenders from loss, cost, damage or expense, including attorneys' fees and expenses, in connection with any contingent Obligations, including issued and outstanding Letter of Credit Accommodations and checks or other payments provisionally credited to the Obligations and/or as to which Agent or any Lender has not yet received final and indefeasible payment. The amount of such cash collateral (or letter of credit, as Agent may determine) as to any Letter of Credit Accommodations shall be in the amount equal to one hundred five (105%) percent of the amount of the Letter of Credit Accommodations plus the amount of any fees and expenses payable in connection therewith through the end of the latest expiration date of such Letter of Credit Accommodations. Such payments in respect of the Obligations and cash collateral shall be remitted by wire transfer in Federal funds to the Agent Payment Account or such other bank account of Agent, as Agent may, in its discretion, designate in writing to Borrower for such purpose. Interest shall be due until and including the next Business Day, if the amounts so paid by Borrower to the Agent Payment Account or other bank account designated by Agent are received in such bank account later than 12:00 noon, Chicago time.
(b) No termination of this Agreement or the other Financing Agreements shall relieve or discharge Borrower or any Guarantor of its respective duties, obligations and covenants under this Agreement or the other Financing Agreements until all Obligations have been fully and finally paid, and Agent's continuing security interest in the Collateral and the rights and remedies of Agent and Lenders hereunder, under the other Financing Agreements and applicable law, shall remain in effect until all such Obligations have been fully and finally paid. Accordingly, Borrower and each Guarantor waives any rights it may have under the UCC to demand the filing of termination statements with respect to the
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Collateral  and  Agent shall not be required to send such termination statements to Borrower or Guarantors, or to file them with any filing office, unless and until this Agreement shall have been terminated in accordance with its terms and all Obligations paid in full in immediately available funds.
(c) If for any reason this Agreement is terminated before the date which is the first anniversary of the date hereof, in view of the impracticality and extreme difficulty of ascertaining actual damages and by mutual agreement of the parties as to a reasonable calculation of Agent's and each Lender's lost profits as a result thereof, Borrower agrees to pay to Agent for itself and the ratable benefit of Lenders, upon the effective date of such termination, an early termination fee in the amount equal to 0.50% of the Maximum Revolving Credit then in effect. Such early termination fee shall be presumed to be the amount of damages sustained by Agent and Lenders as a result of such early termination and Borrower and Guarantors agree that it is reasonable under the circumstances currently existing. In addition, Agent and Lenders shall be entitled to such early termination fee upon the occurrence of any Event of Default described in Sections 10.1(g) and 10.1(h) hereof prior to the first anniversary of the date hereof, even if Agent and Lenders do not exercise the right to terminate this Agreement, but elect, at their option, to provide financing to Borrower or permit the use of cash collateral under the United States Bankruptcy Code. The early termination fee provided for in this Section 13.1 shall be deemed included in the Obligations. Such early termination fee shall be waived in the event of a refinancing of the Credit Facility pursuant to which all of the Obligations are paid in full in cash and for which Wachovia Bank, National Association or an Affiliate thereof serves as "Agent".
     13.2     Interpretative  Provisions.
     (a)     All  terms used herein which are defined in Article 1, Article 8 or
Article 9 of the UCC shall have the meanings given therein unless otherwise defined in this Agreement.
(b) All references to the plural herein shall also mean the singular and to the singular shall also mean the plural unless the context otherwise requires.
(c) All references to Borrower, any Guarantor, any Obligor, Agent and Lenders pursuant to the definitions set forth in the recitals hereto, or to any other person herein, shall include their respective successors and assigns.
(d) The words "hereof", "herein", "hereunder", "this Agreement" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not any particular provision of this Agreement and as this Agreement now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.
(e) The word "including" when used in this Agreement shall mean "including, without limitation".
(f) An Event of Default shall exist or continue or be continuing until such Event of Default is waived in accordance with Section 11.3 or is cured, if such Event of Default is capable of being cured.
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(g)     All  references  to the term "good faith" used herein when applicable to
Agent or any Lender shall mean, notwithstanding anything to the contrary contained herein or in the UCC, honesty in fact in the conduct or transaction concerned. Borrower and Guarantors shall have the burden of proving any lack of good faith on the part of Agent or any Lender alleged by Borrower or any Guarantor at any time.
(h) Any accounting term used in this Agreement shall have, unless otherwise specifically provided herein, the meaning customarily given in accordance with GAAP, and all financial computations hereunder shall be computed unless otherwise specifically provided herein, in accordance with GAAP.
(i) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including", the words "to" and "until" each mean "to but excluding" and the word "through" means "to and including".
(j) Unless otherwise expressly provided herein, (i) references herein to any agreement, document or instrument shall be deemed to include all subsequent amendments, modifications, supplements, extensions, renewals, restatements or replacements with respect thereto, but only to the extent the same are not prohibited by the terms hereof or of any other Financing Agreement, and (ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, recodifying, supplementing or interpreting the statute or regulation.
(k) The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.
(l) This Agreement and the other Financing Agreements are the result of negotiations among and have been reviewed by counsel to Agent and the other parties, and are the products of all parties. Accordingly, this Agreement and the other Financing Agreements shall not be construed against Agent or Lenders merely because of Agent's or any Lender's involvement in their preparation.
     13.3     Notices
     . All notices, requests and demands hereunder shall be in writing and deemed to have been given or made: if delivered in person, immediately upon delivery; if by telex, telegram or facsimile transmission, immediately upon sending and upon confirmation of receipt; if by nationally recognized overnight courier service with instructions to deliver the next Business Day, one (1) Business Day after sending; and if by certified mail, return receipt requested, five (5) days after mailing. All notices, requests and demands upon the parties are to be given to the following addresses (or to such other address as any party may designate by notice in accordance with this Section):

If  to  Borrower  or  any  Guarantor:
     The  GSI  Group,  Inc.
     1004  E.  Illinois  Street
     Assumption,  IL  62510
     Attention:  Russell  C.  Mello  -  CFO
     Telephone  No.:  (217)  226-5026
     Telecopy  No.:  (217)  226-6026
with  a  copy  to:
     Charlesbank  Capital  Partners  LLC
     600  Atlantic  Avenue,  26th  Floor
     Boston,  Massachusetts  02210
     Attention:  Andrew  S.  Janower
     Telephone  No.:  (617)  619-5400
     Telecopy  No.:  (617)  619-5402
If  to  Agent:
     Wachovia  Capital  Finance  Corporation  (Central)
     150  S.  Wacker  Drive
     Chicago,  IL  60606
     Attention:  Steve  Linderman  -  GSI  Account  Manager
     Telephone  No.:  (312)  332-0420  ext.  231
     Telecopy  No.:  (312)  444-9423
with  a  copy  to:
     Latham  &  Watkins
     233  S.  Wacker  Drive,  Suite  5800
     Chicago,  IL  60606
     Attention:  Donald  Schwartz
     Telephone  No.:  (312)  876-7631
     Telecopy  No.:  (312)  997-9878

     13.4     Partial  Invalidity
     . If any provision of this Agreement is held to be invalid or unenforceable, such invalidity or unenforceability shall not invalidate this Agreement as a whole, but this Agreement shall be construed as though it did not contain the particular provision held to be invalid or unenforceable and the rights and obligations of the parties shall be construed and enforced only to such extent as shall be permitted by applicable law.
     13.5     Successors
     . This Agreement, the other Financing Agreements and any other document referred to herein or therein shall be binding upon and inure to the benefit of and be enforceable by Agent, Lenders, Borrower, Guarantors and their respective successors and assigns, except that Borrower may not assign its rights under this Agreement, the other Financing Agreements and any other document referred to herein or therein without the prior written consent of Agent and Lenders. Any such purported assignment without such express prior written consent shall be void. No Lender may assign its rights and obligations under this Agreement without the prior written consent of Agent, except as provided in Section 13.6 below. The terms and provisions of this Agreement and the other Financing

Agreements are for the purpose of defining the relative rights and obligations of Borrower, Guarantors, Agent and Lenders with respect to the transactions contemplated hereby and there shall be no third party beneficiaries of any of the terms and provisions of this Agreement or any of the other Financing Agreements.
     13.6     Assignments;  Participations.
     (a) Each Lender may assign all or, if less than all, a portion equal to at least $5,000,000 in the aggregate for the assigning Lender, of such rights and obligations under this Agreement to one or more Eligible Transferees or Approved Funds (but not including for this purpose any assignments in the form of a participation), each of which assignees shall become a party to this Agreement as a Lender by execution of an Assignment and Acceptance; provided that so long as no Event of Default has occurred and is continuing, the consent of Borrower shall be required in connection with any assignment to an Eligible Transferee described in clauses (c) and (d) of the definition of Eligible Transferee (such consent not to be unreasonably withheld); provided further that, (i) such transfer or assignment will not be effective until recorded by Agent on the Register and (ii) Agent shall have received for its sole account payment of a processing fee from the assigning Lender or the assignee in the amount of $5,000. Anything contained herein to the contrary notwithstanding, the consent of Borrower or Agent shall not be required, the minimum assignment amount shall not be applicable such transfer or assignment shall not be required to be recorded by Agent on the Register in order to be effective, and payments of the processing fee shall not be required if such assignment is in connection with any merger, consolidation, or sale, transfer or other disposition of all or any substantial portion of the business or loan portfolio of a Lender; provided,
                                                                       --------
however,  that  Borrower and Agent may continue to deal solely and directly with
-------
the assigning Lender in connection with the interest so assigned until such time as written notice of such assignment shall have been delivered by the assigning Lender or the assignee to Agent.
(b) Agent shall maintain a register of the names and addresses of Lenders, their Commitments and the principal amount of their Loans (the "Register"). Agent shall also maintain a copy of each Assignment and Acceptance delivered to and accepted by it and shall modify the Register to give effect to each Assignment and Acceptance. The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and Borrower, any Obligors, Agent and Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by Borrower and any Lender at any reasonable time and from time to time upon reasonable prior notice.
(c) Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, the assignee thereunder shall be a party hereto and to the other Financing Agreements and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations (including, without limitation, the obligation to participate in Letter of Credit Accommodations) of a Lender hereunder and thereunder and the assigning
Lender shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement.
(d) By execution and delivery of an Assignment and Acceptance, the assignor and assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, the assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or any of the other Financing Agreements or the execution, legality, enforceability, genuineness, sufficiency or value of this Agreement or any of the other Financing Agreements furnished pursuant hereto, (ii) the assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrower, any Obligor or any of their Subsidiaries or the performance or observance by Borrower or any Obligor of any of the Obligations; (iii) such assignee confirms that it has received a copy of this Agreement and the other Financing Agreements, together with such other documents and information it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance, (iv) such assignee will, independently and without reliance upon the assigning Lender, Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Financing Agreements, (v) such assignee appoints and authorizes Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Financing Agreements as are delegated to Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto, and (vi) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement and the other Financing Agreements are required to be performed by it as a Lender. Agent and Lenders may furnish any information concerning Borrower or any Obligor in the possession of Agent or any Lender from time to time to assignees and Participants.
(e)     Each  Lender  may  sell  participations  to  one  or more banks or other entities in or to all or a portion of its rights and obligations under this Agreement and the other Financing Agreements (including, without limitation, all or a portion of its Commitments and the Loans owing to it and its participation in the Letter of Credit Accommodations, without the consent of Agent or the other Lenders); provided, that, (i) such Lender's obligations under this Agreement (including, without limitation, its Commitment hereunder) and the other Financing Agreements shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and Borrower, Guarantors, the other Lenders and Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Financing Agreements, and (iii) the Participant shall not have any rights under this Agreement or any of the other Financing Agreements (the Participant's rights against such Lender in respect of such participation to be those set forth in the agreement executed by such Lender in favor of the Participant relating thereto) and all amounts payable by Borrower or any Obligor hereunder shall be determined as if such Lender had not sold such participation.
(f) Nothing in this Agreement shall prevent or prohibit any Lender from pledging its Loans hereunder to a Federal Reserve Bank in support of borrowings made by such Lenders from such Federal Reserve Bank.
(g) Borrower and Guarantors shall assist Agent or any Lender permitted to sell assignments or participations under this Section 13.6 in whatever manner reasonably necessary in order to enable or effect any such assignment or participation, including (but not limited to) the execution and delivery of any and all agreements, notes and other documents and instruments as shall be requested and the delivery of informational materials, appraisals or other documents for, and the participation of relevant management in meetings and conference calls with, potential Lenders or Participants. Borrower shall certify the correctness, completeness and accuracy, in all material respects, of all descriptions of Borrower and Guarantors and their affairs provided, prepared or reviewed by Borrower or any Guarantor that are contained in any selling materials and all other information provided by it and included in such materials.
(h) To the extent the ratio of (x) the outstanding principal balance of the Obligations (other than Obligations arising under the Exim Facility) to (y) the outstanding principal balance of the Obligations under the Exim Facility is less than 1.0 to 1.0, each of the Lenders agrees to, if requested by Exim, assign to Exim all of its right, title and interest in and to (A) the portion of the Financing Agreements relating to the Exim Facility and (B) the Exim Primary Collateral, in each case pursuant to an assignment agreement, and such terms and conditions, that are acceptable to Exim, Agent and each Lender.
     13.7     Entire  Agreement
     . This Agreement, the other Financing Agreements, any supplements hereto or thereto, and any instruments or documents delivered or to be delivered in connection herewith or therewith represents the entire agreement and understanding concerning the subject matter hereof and thereof between the parties hereto, and supersede all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written. In the event of any inconsistency between the terms of this Agreement and any schedule or exhibit hereto, the terms of this Agreement shall govern.
     13.8     Counterparts,  Etc
     . This Agreement or any of the other Financing Agreements may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Agreement or any of the other Financing Agreements by telefacsimile shall have the same force and effect as the delivery of an original executed counterpart of this Agreement or any of such other Financing Agreements. Any party delivering an executed counterpart of any such agreement by telefacsimile shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of such agreement.
     13.9     Confidentiality.
     Agent and each Lender agree to exercise their commercially reasonable efforts to keep confidential any non-public information delivered pursuant to the Financing Agreements and identified as such by Borrower and not to disclose such information to Persons other than to bona fide potential assignees or participants who have agreed to be bound by this Section 13.9 or to Persons
                                                      ------------
employed by or engaged by Agent a Lender or a Lender's assignees or participants including attorneys, auditors, professional consultants, rating agencies, insurance industry associations and portfolio management services. The confidentiality provisions contained in this Section 13.9 shall not apply to
                                                 ------------
disclosures (i) required to be made by Agent or any Lender to any regulatory or governmental agency or pursuant to legal process or (ii) consisting of general portfolio information that does not identify Borrower.

                            [signature page follows]

                 [Signature Page to Loan and Security Agreement]
|  ||
     IN WITNESS WHEREOF, Agent, Lenders, Borrower and Guarantors have caused these presents to be duly executed as of the day and year first above written.

AGENT:                                                   BORROWER:
-----                                                    --------
WACHOVIA  CAPITAL  FINANCE  CORPORATION(CENTRAL)     THE  GSI  GROUP,  INC.


By:     By:
Title:     Title:




REVOLVING  LENDERS:                                   GUARANTORS:
------------------                                    ----------


WACHOVIA  CAPITAL  FINANCE  CORPORATION (CENTRAL)    GSI  HOLDINGS  CORP.

By:                                                   By:
Title:                                                Title:  _


                                           ASSUMPTION  LEASING  COMPANY,  INC.


                                                  By:
                                                  Title:

                                    EXHIBIT A
                                       TO
                           LOAN AND SECURITY AGREEMENT
                           ---------------------------

                       ASSIGNMENT AND ACCEPTANCE AGREEMENT
                       -----------------------------------

     This ASSIGNMENT AND ACCEPTANCE AGREEMENT (this "Assignment and Acceptance") dated as of _____________, 200_ is made between ________________________ (the
"Assignor")  and  ____________________  (the  "Assignee").
                              W I T N E S S E T H:

     WHEREAS, Wachovia Capital Finance Corporation (Central), in its capacity as agent pursuant to the Loan Agreement (as hereinafter defined) acting for and on behalf of the lenders that are parties thereto (in such capacity, "Agent"), and the lenders that are parties to the Loan Agreement (individually, each a "Lender" and collectively, "Lenders") have entered or are about to enter into financing arrangements pursuant to which Agent and Lenders may make loans and advances and provide other financial accommodations to The GSI Group, Inc. ("Borrower") as set forth in the Loan and Security Agreement, dated _________, 2005, by and among Borrower, certain of its affiliates, Agent and Lenders (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement"), and the other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto (all of the foregoing, together with the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the "Financing Agreements"); WHEREAS, as provided under the Loan Agreement, Assignor committed to making Loans (the "Committed Loans") to Borrower in an aggregate amount not to exceed $___________ (the "Commitment");
WHEREAS, Assignor wishes to assign to Assignee [part of the] [all] rights and obligations of Assignor under the Loan Agreement in respect of its Commitment in an amount equal to $______________ (the "Assigned Commitment Amount") on the terms and subject to the conditions set forth herein and Assignee wishes to accept assignment of such rights and to assume such obligations from Assignor on such terms and subject to such conditions;
NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:
1.     Assignment  and  Acceptance.
       ---------------------------
     (a)     Subject  to  the  terms  and  conditions  of  this  Assignment  and
Acceptance, Assignor hereby sells, transfers and assigns to Assignee, and Assignee hereby purchases, assumes and undertakes from Assignor, without recourse and without representation or warranty (except as provided in this Assignment and Acceptance) an interest in (i) the Commitment and each of the Committed Loans of Assignor and (ii) all related rights, benefits, obligations, liabilities and indemnities of the Assignor under and in connection with the Loan Agreement and the other Financing Agreements, so that after giving effect thereto, the Commitment of Assignee and the Commitment of Assignor shall be as set forth below and the Pro Rata Share of Assignee shall be _______ (__%)
percent  and  the  Pro  Rata  Share  of  Assignor  shall  be ____ (__%) percent.
(b) With effect on and after the Effective Date (as defined in Section 5 hereof), Assignee shall be a party to the Loan Agreement and succeed to all of the rights and be obligated to perform all of the obligations of a Lender under the Loan Agreement, including the requirements concerning confidentiality and the payment of indemnification, with a Commitment in an amount equal to the Assigned Commitment Amount. Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Agreement are required to be performed by it as a Lender. It is the intent of the parties hereto that the Commitment of Assignor shall, as of the Effective Date, be reduced by an amount equal to the Assigned Commitment Amount and Assignor shall relinquish its rights and be released from its obligations under the Loan Agreement to the extent such obligations have been assumed by Assignee;
provided, that, Assignor shall not relinquish its rights under Sections 2.1, 6.4, 6.8 and 6.9 of the Loan Agreement to the extent such rights relate to the time prior to the Effective Date.
(c) After giving effect to the assignment and assumption set forth herein, on the Effective Date Assignee's Commitment will be $_____________.
(d) After giving effect to the assignment and assumption set forth herein, on the Effective Date Assignor's Commitment will be $______________.
     2.     Payments.  As  consideration  for  the sale, assignment and transfer
            --------
contemplated in Section 1 hereof, Assignee shall pay to Assignor on the Effective Date in immediately available funds an amount equal to $____________, representing Assignee's Pro Rata Share of the principal amount of all Committed Loans.
3.     Reallocation  of Payments.  Any interest, fees and other payments accrued
       -------------------------
to the Effective Date with respect to the Commitment, Committed Loans and outstanding Letter of Credit Accommodations shall be for the account of Assignor. Any interest, fees and other payments accrued on and after the Effective Date with respect to the Assigned Commitment Amount shall be for the account of Assignee. Each of Assignor and Assignee agrees that it will hold in trust for the other party any interest, fees and other amounts which it may receive to which the other party is entitled pursuant to the preceding sentence and pay to the other party any such amounts which it may receive promptly upon receipt.
4.     Independent Credit Decision.  Assignee  acknowledges that it has received
       ---------------------------
a copy of the Loan Agreement and the Schedules and Exhibits thereto, together with copies of the most recent financial statements of Borrower and its Subsidiaries, and such other documents and information as it has deemed appropriate to make its own credit and legal analysis and decision to enter into this Assignment and Acceptance and agrees that it will, independently and without reliance upon Assignor, Agent or any Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit and legal decisions in taking or not taking action under the Loan Agreement.
5.     Effective  Date;  Notices.
       -------------------------
     (a) As between Assignor and Assignee, the effective date for this Assignment and Acceptance shall be _______________, 200_ (the "Effective Date"); provided, that, the following conditions precedent have been satisfied on or before the Effective Date:
     (i) this Assignment and Acceptance shall be executed and delivered by Assignor and Assignee;
(ii) the consent of Agent as required for an effective assignment of the Assigned Commitment Amount by Assignor to Assignee shall have been duly obtained and shall be in full force and effect as of the Effective Date;
(iii) written notice of such assignment, together with payment instructions, addresses and related information with respect to Assignee, shall have been given to Borrower and Agent; and
(iv) Assignee shall pay to Assignor all amounts due to Assignor under this Assignment and Acceptance.
     (b) Promptly following the execution of this Assignment and Acceptance, Assignor shall deliver to Borrower and Agent for acknowledgment by Agent, a Notice of Assignment in the form attached hereto as Schedule 1.
     [6.   Agent.  [INCLUDE  ONLY  IF  ASSIGNOR  IS  AN  AGENT]
           -----
     (a) Assignee hereby appoints and authorizes Assignor in its capacity as Agent to take such action as agent on its behalf to exercise such powers under the Loan Agreement as are delegated to Agent by Lenders pursuant to the terms of the Loan Agreement.
(b) Assignee shall assume no duties or obligations held by Assignor in its capacity as Agent under the Loan Agreement.]
     7.     Withholding  Tax.  Assignee (a) represents and warrants to Assignor,
            ----------------
Agent and Borrower that under applicable law and treaties no tax will be required to be withheld by Assignee, Agent or Borrower with respect to any payments to be made to Assignee hereunder or under any of the Financing Agreements, (b) agrees to furnish (if it is organized under the laws of any jurisdiction other than the United States or any State thereof) to Agent and
Borrower prior to the time that Agent or Borrower are required to make any payment of principal, interest or fees hereunder, duplicate executed originals of either U.S. Internal Revenue Service Form W-8 ECI or U.S. Internal Revenue Service Form W-8 BEN (wherein Assignee claims entitlement to the benefits of a tax treaty that provides for a complete exemption from U.S. federal income withholding tax on all payments hereunder) and agrees to provide new Forms W-8 ECI or W-8 BEN upon the expiration of any previously delivered form or comparable statements in accordance with applicable U.S. law and regulations and amendments thereto, duly executed and completed by Assignee, and (c) agrees to comply with all applicable U.S. laws and regulations with regard to such withholding tax exemption.
     8.     Representations  and  Warranties.
            --------------------------------
     (a) Assignor represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any security interest, lien, encumbrance or other adverse claim, it is duly organized and existing and it has the full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Acceptance and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Acceptance and to fulfill its obligations hereunder, no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery and performance of this Assignment and Acceptance, and apart from any agreements or undertakings or filings required by the Loan Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance, and this Assignment and Acceptance has been duly executed and delivered  by  it  and  constitutes  the  legal, valid and binding obligation of
Assignor, enforceable against Assignor in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles.
(b) Assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Agreement or any of the other Financing Agreements or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Agreement or any other instrument or document furnished pursuant thereto. Assignor makes no representation or warranty in connection with, and assumes no responsibility with respect to, the solvency, financial condition or statements of Borrower, Guarantors or any of their respective Affiliates, or the performance or observance by Borrower, Guarantors or any other Person, of any of its respective obligations under the Loan Agreement or any other instrument or document furnished in connection therewith.
(c) Assignee represents and warrants that (i) it is duly organized and existing and it has full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Acceptance and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Acceptance, and to fulfill its obligations hereunder,
(ii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery and performance of this Assignment and Acceptance, and apart from any agreements or undertakings or filings required by the Loan Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance; and (iii) this Assignment and Acceptance has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of Assignee, enforceable against Assignee in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights to general equitable principles.
     9.     Further  Assurances.  Assignor  and  Assignee  each  hereby agree to
            -------------------
execute and deliver such other instruments, and take such other action, as either party may reasonably request in connection with the transactions contemplated by this Assignment and Acceptance, including the delivery of any notices or other documents or instruments to Borrower or Agent, which may be required in connection with the assignment and assumption contemplated hereby.
     10.     Miscellaneous.
             -------------
     (a) Any amendment or waiver of any provision of this Assignment and Acceptance shall be in writing and signed by the parties hereto. No failure or delay by either party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof and any waiver of any breach of the provisions of this Assignment and Acceptance shall be without prejudice to any rights with respect to any other for further breach thereof.
(b) All payments made hereunder shall be made without any set-off or counterclaim.
(c) Assignor and Assignee shall each pay its own costs and expenses incurred in connection with the negotiation, preparation, execution and performance of this Assignment and Acceptance.
(d) This Assignment and Acceptance may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.
(e) THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF ILLINOIS Assignor and Assignee each irrevocably submits to the non-exclusive jurisdiction of any State or Federal court sitting in Cook County, Illinois over any suit, action or proceeding arising out of or relating to this Assignment and Acceptance and irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such Illinois State or Federal court. Each party to this Assignment and Acceptance hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding.
(f) ASSIGNOR AND ASSIGNEE EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS ASSIGNMENT AND ACCEPTANCE, THE LOAN AGREEMENT, ANY OF THE OTHER FINANCING AGREEMENTS OR ANY RELATED DOCUMENTS AND AGREEMENTS OR ANY COURSE OF CONDUCT, COURSE OF DEALING, OR STATEMENTS (WHETHER ORAL OR WRITTEN).

IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment and Acceptance to be executed and delivered by their duly authorized officers as of the date first above written.
[ASSIGNOR]


By:
Title:

[ASSIGNEE]


By:
Title:

                                   SCHEDULE 1
                       NOTICE OF ASSIGNMENT AND ACCEPTANCE
                       -----------------------------------


                                  ______, 200__



Attn.:

     Re:
Ladies  and  Gentlemen:

     Wachovia Capital Finance Corporation (Central), in its capacity as agent pursuant to the Loan Agreement (as hereinafter defined) acting for and on behalf of the lenders that are parties thereto (in such capacity, "Agent"), and the lenders that are parties to the Loan Agreement (individually, each a "Lender" and collectively, "Lenders") have entered or are about to enter into financing arrangements pursuant to which Agent and Lenders may make loans and advances and provide other financial accommodations to The GSI Group, Inc. as set forth in the Loan and Security Agreement, dated _____________, 2005, by and among Borrower, certain of their affiliates, Agent and Lenders (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement"), and the other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto (all of the foregoing, together with the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the "Financing Agreements"). Capitalized terms not otherwise defined herein shall have the respective meanings ascribed thereto in the Loan Agreement.
1. We hereby give you notice of, and request your consent to, the assignment by __________________________ (the "Assignor") to ___________________________
(the "Assignee") such that after giving effect to the assignment Assignee shall have an interest equal to ________ (__%) percent of the total Commitments pursuant to the Assignment and Acceptance Agreement attached hereto (the "Assignment and Acceptance"). We understand that the Assignor's Commitment shall be reduced by $_____________.
2. Assignee agrees that, upon receiving the consent of Agent to such assignment, Assignee will be bound by the terms of the Loan Agreement as fully and to the same extent as if the Assignee were the Lender originally holding such interest under the Loan Agreement.

     3.     The  following  administrative  details  apply  to  Assignee:
(A)     Notice  address:


Assignee  name:
Address:


Attention:
Telephone:
Telecopier:

(B)     Payment  instructions:

Account  No.:
At:


Reference:
Attention:

     4. You are entitled to rely upon the representations, warranties and covenants of each of Assignor and Assignee contained in the Assignment and Acceptance.
IN WITNESS WHEREOF, Assignor and Assignee have caused this Notice of Assignment and Acceptance to be executed by their respective duly authorized officials, officers or agents as of the date first above mentioned.
Very  truly  yours,

[NAME  OF  ASSIGNOR]


By:
Title:

[NAME  OF  ASSIGNEE]


By:
Title:

ACKNOWLEDGED  AND  ASSIGNMENT
CONSENTED  TO:

WACHOVIA  CAPITAL  FINANCE  CORPORATION  (CENTRAL),  as  Agent


By:
Title:

------
                                    EXHIBIT C
                                       TO
                           LOAN AND SECURITY AGREEMENT
                           ---------------------------

                             Compliance Certificate
                             ----------------------

To:     Wachovia  Capital  Finance  Corporation  (Central),  as  Agent
_________________________
_________________________


Ladies  and  Gentlemen:

     I hereby certify to you pursuant to Section 9.6 of the Loan Agreement (as defined below) as follows:
1. I am the duly elected Chief Financial Officer of The GSI Group, Inc., a Delaware corporation ("Borrower"). Capitalized terms used herein without definition shall have the meanings given to such terms in the Loan and Security Agreement, dated ______, 2005, by and among Wachovia Capital Finance Corporation (Central) as agent for the lenders party thereto (in such capacity, "Agent") and the lenders party thereto (collectively, "Lenders"), Borrower and certain of its affiliates (as such Loan and Security Agreement is amended, modified or supplemented, from time to time, the "Loan Agreement").
2. I have reviewed the terms of the Loan Agreement, and have made, or have caused to be made under my supervision, a review in reasonable detail of the transactions and the financial condition of Borrower and Guarantors during the immediately preceding Fiscal Month.
3. The review described in Section 2 above did not disclose the existence during or at the end of such Fiscal Month, and I have no knowledge of the existence and continuance on the date hereof, of any condition or event which constitutes a Default or an Event of Default, except as set forth on Schedule I attached hereto. Described on Schedule I attached hereto are the exceptions, if any, to this Section 3 listing, in detail, the nature of the condition or event, the period during which it has existed and the action which Borrower or any Guarantor has taken, is taking, or proposes to take with respect to such condition or event.
4. I further certify that, based on the review described in Section 2 above, Borrower and Guarantors have not at any time during or at the end of such Fiscal Month, except as specifically described on Schedule II attached hereto or as permitted by the Loan Agreement, done any of the following:
(a) Changed its respective corporate name, or transacted business under any trade name, style, or fictitious name, other than those previously described to you and set forth in the Financing Agreements.
(b) Changed the location of its chief executive office, changed its jurisdiction of incorporation, changed its type of organization or changed the location of or disposed of any of its properties or assets (other than pursuant to the sale of Inventory in the ordinary course of its business or as otherwise permitted by Section 9.7 of the Loan Agreement), or established any new asset locations.
(c) Materially changed the terms upon which it sells goods (including sales on consignment) or provides services, nor has any vendor or trade supplier to Borrower or any Guarantor during or at the end of such period materially adversely changed the terms upon which it supplies goods to Borrower or such Guarantor.
(d) Permitted or suffered to exist any security interest in or liens on any of its properties, whether real or personal, other than as specifically permitted in the Financing Agreements.
(e) Received any notice of, or obtained knowledge of any matter of which Borrower is required to notify Agent under Section 9.3(b) of the Loan Agreement which was not previously disclosed to Agent.
(f) Become aware of, obtained knowledge of, or received notification of, any breach or violation of any material covenant contained in any instrument or agreement in respect of Indebtedness for money borrowed by Borrower or any Guarantor.
     5. Attached hereto as Schedule III are the calculations used in determining, as of the end of such Fiscal Month whether Borrower and Guarantors are in compliance with the covenant set forth in Sections 9.22 of the Loan Agreement for such Fiscal Month.
The foregoing certifications are made and delivered this day of ___________, 20__.
Very  truly  yours,


By:
Title: